SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                              CET SERVICES, INC.
_______________________________________________________________________
                (Name of Registrant as Specified in its Charter)

_______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

     (1)  Title of each class of securities to which transaction applies:

          Common Stock, no par value

     (2)  Aggregate number of securities to which transaction applies:

          78,994,826

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          $0.17 - Based on the average of the high and low prices reported as reported on the OTC Bulletin Board on May 29, 2008.

     (4)  Proposed maximum aggregate value of transaction:

          $13,429,120.42


     (5)  Total fee paid:

          $527.76

[X]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          __________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          __________________________________________________________________

     (3)  Filing Party:
          __________________________________________________________________

     (4)  Date Filed:
          __________________________________________________________________





                              CET SERVICES, INC.
                          12503 E. Euclid Dr., #30
                          Centennial, Colorado 80111
                                (720) 875-9115

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD AUGUST 12, 2008

TO THE SHAREHOLDERS OF CET SERVICES, INC.:

     NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of CET Services, Inc., a California corporation (the "Company"), will be held at the offices of BioMedical Technology Solutions, Inc., 9800 Mt. Pyramid Court, Suite 350, Englewood, Colorado, on Tuesday, August 12, 2008 at 9:00 a.m. Mountain Daylight Time and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. The approval of an Agreement and Plan of Merger pursuant to which a wholly-owned subsidiary of the Company would be merged with and into BioMedical Technology Solutions, Inc. ("BMTS") and the Company would issue shares of its common stock to the security holders of BMTS;

     2. The approval of a change of the Company's state of domicile from California to Colorado;

     3. The approval of an amendment to the articles of incorporation to increase the authorized number of shares of the Company's common and preferred stock;

     4. The approval of a reverse split of the outstanding shares of the Company's common stock;

     5. The approval of the change of the Company's name to "BioMedical Technology Solutions Holdings, Inc.;"

     6.  The approval of the Company's 2008 Equity Incentive Plan.

     7.  To consider a shareholder proposal; and

     8. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the no par value common stock of the Company of record at the close of business on July 7, 2008, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about July 25, 2008.








     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                Steven H. Davis, President
Centennial, Colorado
July 25, 2008











































                                       2


                           TABLE OF CONTENTS
                                                                   Page
SUMMARY OF THE MERGER ..........................................     6
  Parties to the Merger (page 19) ..............................     6
  Reasons for the Merger (page 22)..............................     6
  Recommendations to Shareholders (page 22).....................     7
  The Merger (page 19)..........................................     7
  Merger Consideration (page 19)................................     7
  CET's Directors and Officers Have Financial Interests in
    the Merger (page 26)........................................     7
  CET Shareholder Approval .....................................     8
  Potential Break-Up Fee (page 57) .............................     8

QUESTIONS AND ANSWERS ABOUT THE MERGER .........................     9

RISK FACTORS ...................................................    12
  Risks Relating to the Merger .................................    12
  Risks Relating to the Business of BMTS .......................    13
  Risks Related to the Business, Finances and Operation of the
    Combined Companies .........................................    14

MARKET PRICES AND DIVIDENDS ....................................    15
  Recent Closing Prices ........................................    15
  Historical Market Price Data .................................    15
  Number of Shareholders .......................................    15
  Dividends ....................................................    15

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS ......    16

THE SPECIAL MEETING ............................................    17
  Proxies ......................................................    17
  Shares Outstanding and Voting Rights .........................    17
  Independent Registered Public Accounting Firm ................    17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT .    18

THE MERGER (PROPOSAL NO. 1) ....................................    19
  General ......................................................    19
  Structure ....................................................    19
  Background of the Merger .....................................    20
  CET's Reasons for the Merger; Recommendation of CET's
    Board of Directors .........................................    22
  Rights of Dissenting Shareholders ............................    24
  Financial Interests of CET's Directors and Officers in
    the Merger .................................................    26
  BMTS's Reasons for the Merger ................................    27
  Board of Directors and Management of CET Following the Merger.    28
  Operations Following the Merger ..............................    28
  Public Trading Markets .......................................    29
  CET Dividends ................................................    29
  Regulatory and Other Approvals Required for the Merger .......    29
  Indemnification and Insurance ................................    29

INFORMATION ABOUT CET SERVICES, INC. ...........................    29
  General ......................................................    29
  Contact Information ..........................................    30
  Current Property Interests of CET and the Effects of Merger ..    31
  Information Incorporated by Reference ........................    32
                                      3

INFORMATION ABOUT BMTS .........................................    32
  Corporate History ............................................    32
  Contact Information ..........................................    32
  Business Overview ............................................    32
  The BMTS Solution ............................................    32
  Key Elements of the Demolizer[R] Technology ..................    33
  Sales Strategy ...............................................    34
  Manufacturing ................................................    34
  Intellectual Property ........................................    34
  Competitors ..................................................    36
  Competitive Advantages of BMTS ...............................    36
  Regulatory Matters ...........................................    37
  Employees and Consultants ....................................    37

RISK FACTORS ASSOCIATED WITH BMTS ..............................    37
  Risks Related to Our Business ................................    38

MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATIONS
OF BMTS ........................................................    44
  General ......................................................    44
  Critical Accounting Policies and Estimates ...................    44
  Principles of Consolidation ..................................    44
  Revenue Recognition ..........................................    45
  Intangibles ..................................................    45
  Inventory Valuation ..........................................    45
  Results of Operations ........................................    46
  Liquidity and Capital Resources ..............................    48
  Capital Commitments ..........................................    49
  Contractual Obligations at December 31, 2007 .................    49
  Off-Balance Sheet Transactions ...............................    49
  Common Stock Dividend Policy .................................    49

MANAGEMENT OF CET AND BMTS AFTER THE MERGER ....................    49
  Directors and Executive Officers .............................    49
  Executive Compensation .......................................    50

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF BMTS .............................................    51

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF BMTS .........    52

THE MERGER AGREEMENT ...........................................    53
  Terms of the Merger ..........................................    53
  Closing and Effective Time of the Merger .....................    54
  Reincorporation Merger .......................................    54
  Representations, Warranties, Covenants and Agreements ........    54
  Conditions to the Completion of the Merger ...................    55
  Conduct of Business of CET and BMTS Pending the Merger .......    56
  No Solicitation of Other Transactions ........................    57
  Termination ..................................................    57
  Effect of Termination ........................................    58
  Fees and Expenses ............................................    58
  Amendments; Waiver; Assignment ...............................    58

ACCOUNTING TREATMENT ...........................................    59

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF
THE MERGER .....................................................    59
                                      4

CHANGE OF DOMICILE (PROPOSAL NO. 2) ............................    60
  The Reincorporation Proposal .................................    60
  Comparison of Shareholder Rights .............................    62
  Rights of Dissenting Shareholders ............................    67
  Federal Income Tax Consequences of the Reincorporation
    Merger .....................................................    67

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK
(PROPOSAL NO. 3) ...............................................    68
  Vote Required and Board of Directors' Recommendation .........    68

APPROVAL OF A REVERSE STOCK SPLIT (PROPOSAL NO. 4) .............    68
  Procedure ....................................................    69
  Fractional Shares ............................................    70
  No Dissenters' Rights ........................................    70
  Federal Income Tax Consequences of the Reverse Stock Split ...    70
  Vote Required and Board of Directors' Recommendation .........    71

APPROVAL OF NAME CHANGE (PROPOSAL NO. 5) .......................    71

APPROVAL OF 2008 EQUITY INCENTIVE PLAN (PROPOSAL NO. 6) ........    72
  General ......................................................    72
  Summary of the 2008 Plan .....................................    72
  Exercise Price; Payment ......................................    74
  Option Exercise ..............................................    74
  Term .........................................................    75
  Purchase Price ...............................................    75
  Consideration ................................................    75
  Vesting ......................................................    75
  Termination of Employment or Relationship as a Director or
    Consultant .................................................    76
  Stock Appreciation Rights ....................................    77
  Federal Income Tax Considerations ............................    78
  Vote Required; Recommendation of the CET Board of Directors ..    80

SHAREHOLDER PROPOSAL (PROPOSAL NO. 5) ..........................    81

OTHER BUSINESS .................................................    81

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE ANNUAL
MEETING TO BE HELD IN 2009 .....................................    82

WHERE YOU CAN FIND MORE INFORMATION ............................    82

INFORMATION INCORPORATED BY REFERENCE ..........................    83

INFORMATION IN THIS PROXY STATEMENT ............................    83

INDEX TO FINANCIAL STATEMENTS ..................................    F-1

APPENDIX A - AGREEMENT AND PLAN OF MERGER AND AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER
APPENDIX B - 2008 EQUITY INCENTIVE PLAN
APPENDIX C - CALIFORNIA CORPORATIONS CODE SECTIONS 1300-1313

                             SUMMARY OF THE MERGER

The following summary highlights selected information from this proxy statement about the proposed merger with Biomedical Technology Solutions, Inc., and may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its appendices and the documents referred to or incorporated by reference in this proxy statement. In this proxy statement, unless the context requires otherwise, the terms "CET," "the company," "we," "our," "ours" and "us" refer to CET Services, Inc. and its subsidiaries. The term "merger agreement" refers to the Agreement and Plan of Merger, dated as of May 8, 2008, as amended on July 9, 2008 by and among CET Services, Inc., a California corporation, Biomedical Technology Solutions, Inc., a Colorado corporation and CET Acquisition Corp., a Colorado corporation and a wholly-owned subsidiary of CET. The term "BMTS" refers to Biomedical Technology Solutions, Inc., "Merger Sub" refers to CET Acquisition Corp. The term "CET-Colorado" refers to a wholly-owned subsidiary of CET that has been formed for the purpose of effecting a change of CET's domicile to Colorado.

Parties to the Merger (page 19)

     The parties to the merger are CET, BMTS and Merger Sub.

     CET's business is currently related to property development, primarily in urban areas and preferably having an environmental remediation requirement as an element of the project. The report of GHP Horwath, P.C. on CET's financial statements at December 31, 2007 includes a paragraph stating that there is substantial doubt about CET's ability to continue as a going concern.

     BMTS markets and distributes on-site biomedical waste treatment technology.

     Merger Sub is a newly formed, wholly-owned subsidiary of CET organized for the purpose of facilitating the acquisition of BMTS.

Reasons for the Merger (page 22)

     Our board of directors approved the merger agreement as a consequence of the change in our business operations over the past several years which has resulted in operating losses. As a result of our losses from operations, the American Stock Exchange delisted our stock from trading on that exchange.
The board of directors believes that the prospects for the real estate development business in the Denver area are poor and accordingly CET's operations have been scaled back significantly. Our board of directors also believes that BMTS has a good business plan and has had increasing sales of its product. The BMTS management team appears to be very energetic and focused on its market segment. Based on this, our board of directors believes that the value to be received by our shareholders in the merger with BMTS would be greater than that available to us if we continue our current operations. The value that may be received by our shareholders include a potential increase in the market price of our common stock and greater liquidity for our stock as a result of increased interest in the market for our stock as a result of the BMTS operations.

Recommendations to Shareholders (page 22)

     Our board of directors determined that the merger agreement and the proposed merger were fair to and in the best interests of our shareholders, and recommends that our shareholders vote "FOR" the approval of the merger agreement and the transactions contemplated thereby.

     Our board of directors has not sought nor received a fairness opinion from an unaffiliated party as to whether the merger is fair to our non-management shareholders due to the expense of obtaining such an opinion.

     In connection with the merger, Steven H. Davis, our President, CEO and a director will acquire certain of our real estate properties, subject to certain liabilities, for approximately $510,000 in cash. Although this transaction is intended to provide additional working capital for BMTS and not to provide Mr. Davis with a special benefit, there is no assurance that Mr. Davis will not receive a benefit as a result of the merger in addition to those he would receive as a shareholder of CET.

The Merger (page 19)

     The merger agreement provides for the merger of Merger Sub with and into BMTS. Upon the completion of the merger, the separate corporate existence of Merger Sub will cease and BMTS will continue as a wholly-owned subsidiary of CET. The merger would be a "reverse merger" with BMTS and would involve a complete change of control of CET, and a complete change in the management of CET. After the merger, CET's operations would primarily be through BMTS. A portion of the real estate assets of CET would be sold to Steven H. Davis in connection with the closing, and the remaining real estate holdings are expected to be liquidated by CET some time after the closing.

Merger Consideration (page 19)

     The merger agreement provides that each share of BMTS common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive the number of validly issued, fully paid and non-assessable shares of CET common stock equal to the exchange ratio. The exchange ratio will be determined based upon the number of shares of CET outstanding at the effective time and the number of outstanding shares of BMTS common stock at the effective time of the merger, such that the pre-merger shareholders of CET will own 6% and the BMTS shareholders will own 94% of the total issued and outstanding shares of CET, on a fully diluted basis, immediately following the completion of the merger. In addition, CET will assume all BMTS options, warrants and convertible notes outstanding immediately prior to the effective time, and these convertible securities will become exercisable or convertible for CET common stock at the effective time of the merger. The number of shares of CET common stock and the exercise or conversion price of CET common stock that will become subject to these convertible securities will be adjusted in accordance with the exchange ratio. The persons who are shareholders of BMTS at the time of the merger will receive approximately 78,176,884 shares of CET common stock in exchange for all of the outstanding shares of BMTS common stock as merger consideration at the closing of the merger.

CET's Directors and Officers Have Financial Interests in the Merger (page 26)

     In connection with the merger, Steven H. Davis, our President, CEO and a director will acquire certain of our real estate properties, subject to certain liabilities, for approximately $510,000 in cash.

CET Shareholder Approval

     Holders of a majority of our shares outstanding will be required to vote in favor of the merger agreement in order to approve the merger, the name change, the reverse split, and the increase in authorized capital. The adoption of the Equity Incentive Plan requires the affirmative vote of a majority of the shares voting, either in person or by proxy, at the Special Meeting.

Potential Break-Up Fee (page 57)

     In the event that either party to the merger agreement were to terminate the merger agreement for no reason specified in the merger agreement, and the other party continues to be willing and able to proceed with the merger, then the terminating party shall immediately pay the other party the sum of $250,000 as a break-up fee. This could result in a substantial liability to us if we were to terminate the merger agreement for reasons other than those described in the merger agreement. (See "The Merger Agreement - Termination")

Authorized and Outstanding Shares of Common Stock After the Merger

The following table sets forth information regarding the capitalization of CET giving effect to the following transactions more fully described in this proxy statement:

*     the merger;
* the Amendment to the Articles of Incorporation to increase the authorized capital of CET;
* the reverse split (assuming a reverse split ratio of one-for-three (1-for-3); and
* the adoption of the 2008 Equity Incentive Plan and the authorization to issue up to 2.0 million shares of common stock pursuant to grants made under that plan:

	Number of Shares of Common Stock

Issued and Outstanding                             27,927,958
Authorized and Reserved for Issuance (1)            5,333,093
Authorized and Unreserved                          68,738,949

__________

     (1) Includes 6,667 shares of common stock reserved for issuance upon exercise of CET options outstanding prior to the merger; 3,326,426 shares of common stock reserved for issuance upon the exercise of BMTS options and warrants assumed by CET in the merger; and 2.0 million shares of common stock reserved for issuance under the 2008 Equity Incentive Plan.

                 QUESTIONS AND ANSWERS ABOUT THE MERGER

     The following questions and answers about the proposed merger are provided for your convenience, and briefly address some commonly asked questions about the merger and merger agreement. You should carefully read this entire proxy statement, its appendices and the documents referred to or incorporated by reference in this proxy statement.

Q. Why am I receiving this proxy statement?

A. CET and BMTS have agreed to a business combination under the terms of the Agreement and Plan of Merger dated May 8, 2008 and amended on July 9, 2008, which is described in this proxy statement. This agreement is referred to as the merger agreement. A copy of the merger agreement, as amended, is attached to this proxy statement as Appendix C, which we encourage you to review.

In order to complete the merger, CET's shareholders must vote to approve (i) the merger agreement; (ii) a change of CET's state of domicile from California to Colorado; (iii) an amendment to the articles of incorporation to increase the number of authorized shares of common stock; (iv) a reverse split of the outstanding shares of CET's common stock; (v ) an amendment to CET's articles of incorporation to change the name of CET to "BioMedical Technology Solutions Holdings, Inc."; and (vi) the approval of the Company's 2008 Equity Incentive Plan. This proxy statement contains important information about the proposed merger, the other proposals and the Special Meeting of CET's shareholders. You should read it carefully.

Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement.

Q.  Why is CET proposing the merger with BMTS?

A. Our board of directors approved the merger agreement as a consequence of the change in our business operations over the past several years which has resulted in operating losses. As a result of our losses from operations, the American Stock Exchange delisted our stock from trading on that exchange.
Our board of directors believes that the value to be received by our shareholders as a result of the merger with BMTS would be greater than that available to us if we continue our current operations.

Q. What vote is required in order to approve the matters related to the merger BMTS?

A. The approval of each of the proposals except the approval of the 2008 Stock Incentive Plan will require the affirmative vote of holders of a majority of the outstanding shares of CET's common stock. The approval of CET's 2008 Stock Incentive Plan will require the affirmative vote of a majority of the shares present at the Special meeting

Q. What will happen in the proposed merger with BMTS?

A. As a consequence of the merger, BMTS will be merged with a wholly-owned subsidiary of CET and continue as a wholly owned subsidiary of CET. Shareholders of BMTS will become shareholders of CET and will own approximately 94% of the shares of CET common stock outstanding immediately after the merger, on a fully diluted basis. In addition, CET will assume all outstanding options, warrants and convertible notes to acquire BMTS common stock, which convertible securities will become exercisable or convertible for shares of CET common stock in the merger.

Q.  What will CET shareholders receive in the proposed merger with BMTS?

A. CET shareholders will not receive anything in the merger with BMTS. CET shareholders will continue to hold the shares of CET common stock that they owned prior to the merger. The current shareholders of CET now own all of the outstanding shares of CET common stock. Immediately after the merger, the current shareholders of CET would hold approximately 6% of the shares of common stock then outstanding.

Q.  What if I object to the proposed merger? Do I have appraisal rights?

A. Yes. CET Shareholders will have dissenters' rights in connection with the merger and the change of CET's domicile to Colorado under applicable California corporation law. See the section entitled "Rights of Dissenting Shareholders."

Q.  Who will manage CET after the merger with BMTS?

A. As a result of the merger, the current directors will resign and be replaced by Donald G. Cox, Gex F. Richardson and William Sparks, currently members of the board of directors of BMTS. It is expected that all of the executive officers of BMTS will continue in their respective positions after the merger. None of CET's current officers or directors will continue in his position after the merger.

Q.  What happens if the merger is not consummated?

A. CET would continue to operate its current business and may seek to enter into another transaction. If the merger is not consummated due to any reason not otherwise covered in the merger agreement, a $250,000 break-up fee would be applicable. This could result in a substantial liability to us if we were to terminate the merger agreement for reasons other than those described in the merger agreement.

Q.  When do you expect the merger to be completed?

A. It is currently anticipated that the merger will be consummated with BMTS on or before August 15, 2008. For a description of the conditions to completion of the merger, see the section entitled "Conditions to the Completion of the Merger."

Q.  What do I need to do now?

A. CET urges you to read carefully and consider the information contained in this proxy statement, including the appendices, and to consider how the merger will affect you as a shareholder of CET. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.







                                      10
Q.  How do I vote?

A. If you are a holder of record of CET common stock, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares.

Q.  What will happen if I abstain from voting or fail to vote?

A. An abstention or failure to vote by a CET shareholder will have the effect of voting against the proposals that require the affirmative vote of a majority of the common stock outstanding. An abstention will have the effect of voting against the stock option plan proposal, but failures to vote will have no effect on the stock option plan proposal.

Q. If my shares are held in "street name," will my broker, bank or nominee automatically vote my shares for me?

A. No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q. Can I change my vote after I have mailed my signed proxy or direction form?

A. Yes. Send a later-dated, signed proxy card to CET's secretary at the address of CET's corporate headquarters prior to the date of the Annual Meeting or attend the annual meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to CET's secretary.

Q.  What are the federal income tax consequences of the merger with BMTS?

A. The merger with BMTS is intended to qualify as a tax free reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no federal tax gain or loss will be recognized by CET's shareholders who are U.S. citizens as a result of the merger. For a description of the material federal income tax consequences of the merger, please see the information set forth in "Material United States Federal Income Tax Consequences of the Merger." Stockholders who are not U.S. citizens should consult their tax advisors.

Q.  Who can help answer my questions?

A. If you have questions about the merger or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Steven H. Davis, President
CET Services, Inc.
12503 E. Euclid Dr., #30
Centennial, Colorado 80111
(720) 875-9115

You may also obtain additional information about CET from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information."
                                      11


                                RISK FACTORS

Risks Relating to the Merger

CET's current shareholders will have a significantly reduced ownership and voting interest after the merger and will exercise significantly less influence over management.

     After the completion of the merger, CET's current shareholders will own a significantly smaller percentage of CET than they currently own. Following completion of the merger CET's current shareholders will own approximately 6% of the combined entity. Consequently, the current CET shareholders will have significantly less influence over the management and policies of CET after the merger.

     The assumption by CET in the merger of options, warrants and convertible notes to acquire BMTS common stock will further dilute the ownership position of CET's current shareholders. As of May 29, 2008, there were outstanding options, warrants and convertible notes to acquire approximately 1,060,000 shares of BMTS common stock. Assuming an exchange ratio of 8.64276 CET shares for one BMTS share, these convertible securities will become exercisable to purchase approximately 9,161,326 shares of CET common stock following the merger, without giving effect to the proposed reverse split.
In addition, BMTS may issue additional options, warrants and convertible notes before the merger, all of which will result in CET's current shareholders holding a smaller percentage of CET's common stock on a fully diluted basis, taking into account the shares of CET common stock issuable upon exercise or conversion of these options, warrants and convertible notes. The issuance by BMTS of options, warrants and convertible notes before the merger will not reduce the number of shares of CET common stock that will be issued to BMTS's shareholders in the merger.

There will be a substantial number of shares of CET's common stock available for sale in the future that may increase the volume of common stock available for sale in the open market and may cause a decline in the market price of our common stock.

     After giving effect to the merger, the related reverse stock split and the amendment to increase the number of outstanding shares of stock, there will be approximately 67,000,000 shares of authorized but unissued shares of common stock available for issuance in future offerings of CET's securities, which number of shares will vary depending on the size of the reverse stock split. The issuance of common stock in the future would have a dilutive effect on CET's shareholders.

CET may waive one or more of the conditions to the mergers without resoliciting shareholders.

     Each of the conditions in the merger agreement to CET's obligations to complete the merger may be waived, in whole or in part by CET. CET's Board may evaluate the materiality of any such waiver to determine whether amendment of this proxy statement and resolicitation of proxies is necessary. However, CET's Board does not expect any such waiver to be significant enough to require resolicitation of shareholders, although it also would expect to determine if a waiver could affect the consideration to be issued in the merger in a material manner. If the Board were to determine that a waiver

                                     12

would materially alter the relative values of the consideration in the merger, CET's Board would likely resolicit proxies. In the event that any such waiver is not determined to be significant enough to require resolicitation of shareholders, CET will have the discretion to complete the mergers without seeking further shareholder approval.

The merger agreement limits CET's ability to pursue alternatives to the merger.

     The merger agreement contains provisions that could adversely impact competing proposals to acquire CET or limit CET's ability to enter into other business combinations. BMTS required CET to agree to these provisions as a condition to BMTS's willingness to enter into the merger agreement. These provisions, however, would discourage a third party that might have an interest in acquiring CET or entering into another type of business combination from considering or proposing such a transaction, even if that party were prepared to give better terms than the merger agreement.

Our current directors and executive officers own shares of common stock and have other interests in the merger that are different from yours.

     Certain of our officers and directors have significant ownership of our common stock and have different interests in the proposed merger and related transactions.

     In connection with the merger, Steven H. Davis, the President, CEO and a Director of CET will acquire certain real estate properties owned by CET in connection with the closing of the merger. While the transaction has been approved by a majority of our disinterested directors, we have not obtained an independent fairness opinion with respect to this transaction. Mr. Davis may receive an additional benefit from the merger as a result of his purchase of the real estate properties from CET if he is able to resell the properties at a higher price or otherwise generate income from these properties.

     In addition, Steven H. Davis and Craig C. Barto, a Director of CET, own 21.2% and 12.7% of the shares of CET common stock now outstanding, respectively. Because of these ownership positions, these persons would have a greater stake in any benefits from the merger than other current CET shareholders.

     We have not obtained a fairness opinion with respect to the merger due to the expense of obtaining such an opinion. As a result, shareholders will need to rely on the judgment of our Board of Directors as to the fairness of the transaction.

Risks Relating to the Business of BMTS.

     For a discussion of the risks related to the business of BMTS see "RISK FACTORS ASSOCIATED WITH BMTS."





                                     13



Risks Relating to the Business, Finances and Operations of the Combined
Companies

BMTS has incurred substantial losses, CET has experienced negative cash flow, and the combined companies may never become profitable.

     BMTS has incurred cumulative net operating losses and both companies have experienced negative cash flow. It is expected that the combined company will continue to experience operating losses and negative cash flow for the near future, which will impact the financial results of CET. Accordingly, there can be no assurance that CET's revenues will ever exceed its expenses or, in the event that it does achieve profits, that it will remain profitable.

The combined companies will require additional funding which may not be available on favorable terms or at all.

     After the Merger, CET and BMTS will require additional funds to support its working capital requirements or for other purposes and may seek to raise additional funds through public or private equity financing, bank debt financing or from other sources. Adequate funds may not be available when needed or may not be available on favorable terms. If additional funds are raised by issuing equity securities or convertible debt securities, existing shareholders may be diluted or have their rights subordinated to newly-issued senior securities. If funding is insufficient at any time in the future, the combined companies may not be able to take advantage of business opportunities or respond to competitive pressures, any of which could harm its business.





























                                     14

                          MARKET PRICES AND DIVIDENDS

Recent Closing Prices

     The closing price for CET's common stock on the OTC Bulletin Board on May 13, 2008, the last trading day before announcement of the execution of the merger agreement was $0.20. On July 17, 2008, the closing price on the OTC Bulletin Board was $0.26.
Historical Market Price Data

     Since July 2007, the Company's Common Stock has been quoted on the OTC Bulletin Board ("OTCBB") under the symbol "CETR". From July 1995 until May 2007 the Company's Common Stock was listed on the American Stock Exchange. The following table sets forth the high and low sale prices for the Company's Common Stock as reported on the OTCBB and AMEX for the periods indicated:

          Quarter Ended              High     Low
          --------------             ----     -----
          March 31, 2006           $ 0.52    $ 0.30
          June 30, 2006              1.20      0.26
          September 30, 2006         0.89      0.65
          December 31, 2006          0.85      0.30

          March 31, 2007             0.53      0.30
          June 30, 2007              0.46      0.20
          September 30, 2007         0.35      0.15
          December 31, 2007          0.25      0.06
          March 31, 2008             0.15      0.04
          June 30, 2008              0.30      0.17

Number of Shareholders

     The number of record holders of CET's common stock at July 7, 2008 was
36. This does not include approximately 340 shareholders that hold their shares in street name.

Dividends

     The Board of Directors does not anticipate paying cash dividends on the Company's Common Stock in the foreseeable future as it intends to retain future earnings to finance the growth of the business. The payment of future cash dividends will depend on such factors as earnings levels, anticipated capital requirements, the operating and financial conditions of the Company, and other factors deemed relevant by the Board of Directors. The California Corporations Code provides that a corporation may not pay dividends if the corporation is, or as a result of the distribution would likely be, unable to meet its liabilities as they mature.







                                      15


          CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they:

  *   discuss future expectations;
  * contain projections of future results of operations or financial condition; or
  *   state other "forward-looking" information.

     There may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or BMTS in such forward-looking statements, including among other things:

  * the number and percentage of our shareholders voting against the merger proposal;
  * outcomes of government reviews, inquiries, investigations and related litigation;
  *   continued compliance with government regulations;
  *   fluctuations in customer demand;
  *   management of rapid growth;
  *   general economic conditions;
  *   BMTS's business strategy and plans; and
  *   the results of future financing efforts.

     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

     All forward-looking statements included herein attributable to any of us, BMTS or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, CET and BMTS undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

     Before you grant your proxy or instruct how your vote should be cast or vote on the adoption of the merger agreement and other proposals, you should be aware that the occurrence of the events described in the "Risk Factors" section and elsewhere in this proxy statement could have a material adverse effect on CET and/or BMTS.







                                      16




                               THE SPECIAL MEETING

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of CET Services, Inc., a California corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held at the offices of BioMedical Technology Solutions, Inc., 9800 Mt. Pyramid Court, Suite 350, Englewood, Colorado, on Tuesday, August 12, 2008 at 9:00 a.m. Mountain Daylight Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about July 25, 2008.

Proxies

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling, and mailing these proxy materials to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers, and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

Shares Outstanding and Voting Rights

     All voting rights are vested exclusively in the holders of the Company's no par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on July 7, 2008, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On July 7, 2008, the Company had 5,606,989 shares of its no par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

Independent Registered Public Accounting Firm

     GHP Horwath, P.C. served as the Company's principal accountants during the last fiscal year and has been selected to serve in that capacity for the current fiscal year. It is not expected that any representative of GHP Horwath, P.C. will be present at the Meeting. However, if a representative is present at the Meeting, such representative will be given an opportunity to make a statement if they desire to do so and be permitted to respond to any appropriate questions.




                                    17


                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's no par value common stock owned beneficially, as of July 7, 2008, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director, and Executive Officer of the Company, and by all Directors, Nominees for Director, and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

  Name and Address           Amount and Nature of        Percent
  of Beneficial Owners       Beneficial Ownership        of Class
-----------------------      --------------------        --------

Craig C. Barto                     713,554 (1)             12.7%
2901 Orange Ave.
Long Beach, CA 90807

Steven H. Davis                  1,185,907 (2)             21.2%
12503 E. Euclid Dr. # 30
Centennial, CO  80111

John D. Hendrick                    11,100 (3)              0.2%
62 W. Plaza Drive,
Highlands Ranch, CO 80126

All directors and                1,910,561                 34.0%
executive officers
as a group (3 persons)

Ross C. Gordon                     367,000                  6.5%
234 Michelle Lane
Alamo, CA  94507

__________________

(1) Includes 703,554 shares held directly and 10,000 shares underlying stock options exercisable within 60 days held by Mr. Barto.

(2) Includes 1,185,907 shares held directly.

(3) Includes 1,100 shares held directly and 10,000 shares underlying stock options exercisable within 60 days held by Mr. Hendrick.











                                     18

                                  THE MERGER
                               (PROPOSAL NO. 1)

     The following discussion contains material information pertaining to the merger. This discussion is subject, and qualified in its entirety by reference, to the merger agreement attached as Appendix A to this proxy statement. We urge you to read and review the entire merger agreement as well as the discussion in this proxy statement.

General

     At the special meeting, CET's shareholders will be asked to consider and vote upon a proposal to adopt the merger agreement. The adoption of the merger agreement will constitute the adoption of the transactions it contemplates, including, among others, the merger of Merger Sub with and into BMTS and the issuance of CET common stock to the security holders of BMTS.

Structure

     The merger agreement provides for the merger of Merger Sub, a wholly-owned subsidiary of CET, with and into BMTS. Upon the completion of the merger, the separate corporate existence of Merger Sub will cease and BMTS will continue as the surviving entity.

     The merger agreement provides that each share of BMTS common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive the number (referred to as the "Exchange Ratio") of validly issued, fully paid and non-assessable shares of CET common stock resulting by dividing 78,176,884 (approximately) by the number of outstanding shares of BMTS common stock at the effective time of the merger. Upon completion of the merger, all pre-merger shares of BMTS common stock will no longer be outstanding and will be converted into shares of CET. In addition, upon effectiveness of the merger, all options, warrants and convertible notes to acquire BMTS common stock that are outstanding immediately prior to the effectiveness of the merger will cease to represent a right to acquire shares of BMTS common stock and will be assumed by CET and converted into options, warrants or convertible notes, as applicable, to acquire a number of shares of CET common stock equal to the number of shares of BMTS common stock issuable upon exercise or conversion of these BMTS convertible securities multiplied by the Exchange Ratio. In addition, the per share exercise or conversion price at which CET common stock can be purchased after the merger upon exercise or conversion of such assumed and converted BMTS options, warrants and convertible notes will be equal to the exercise or conversion prices provided for under the terms of such BMTS convertible security divided by the Exchange Ratio. The number of CET shares issuable under each such converted BMTS option, warrant and convertible note will be rounded down to the nearest whole share.

     Also as a result of the merger, the outstanding shares of Merger Sub will be converted into shares of BMTS. As a result of conversion, the sole shareholder of BMTS post merger will be CET.

     The actual number of shares of CET to be issued in the merger will be adjusted at the time of closing to result in the total number of shares issued to the shareholders of BMTS, together with the total number of shares issuable upon exercise of BMTS options and warrants, will represent, in the


                                     19

aggregate, 94% of the total issued and outstanding shares of CET post merger. In negotiating the level of consideration to be paid to the BMTS shareholders, the parties considered, among other things, the nature of CET's real estate assets; the prices at which BMTS has been able to raise capital in private transactions; and the long term business prospects of BMTS compared to CET's business prospects. CET also considered the value of the technology owned by BMTS. CET did not give significant weight to the comparative amount of assets or revenues of the two companies because BMTS is still in the process of developing the market for its product and those amounts do not reflect the prospects for the business of BMTS.

     At the special meeting, CET's shareholders will be asked to approve a reincorporation merger, by which CET would change its domicile from California to Colorado. The reincorporation of CET is a condition to the merger. As a result, the stock issued as merger consideration will be common stock of CET-Colorado.

Background of the Merger

     Incorporated in February 1988 pursuant to the laws of the State of California, CET was engaged in environmental consulting, engineering, remediation, and related construction activities for more than a decade. By 1998, revenues exceeded $66 million, close to 50% of which was derived from work performed for the Environmental Protection Agency ("EPA"). However, in August, 1999, the EPA issued a notice of suspension, alleging that the company engaged in intentional misconduct with respect to billing for services under various contracts with the EPA. The Company has denied all allegations of wrongdoing in its relations with the EPA and has cooperated in full with the investigation.

     An Administrative Agreement with EPA allowed the lifting of the suspension in November, 1999. However, EPA revenues under the then-existing contract never recovered to prior levels. The EPA exercised the third year option of the contract in January, 2000, and was empowered to issue delivery orders for up to $42 million in value; actual EPA revenues for 2000 were $13.1 million. The fourth and final option year was exercised in January 2001, with an empowered value of $44 million; actual EPA revenues in 2001 were $12.3 million. In addition, revenue generation from other federal agencies also failed to recover to pre-1999 levels.

     In view of the diminished level of EPA delivery orders received and with no assurance that delivery orders would increase even if CET was successful in obtaining another EPA contract, management decided to forgo bidding on a new contract. At the billing levels experienced in the 2001-2002 period, the overhead costs necessary to perform EPA work made such efforts marginally profitable, at best.

     In addition, after careful review of the potential business available and the highly competitive bidding practices being encountered, the Company decided to not seek additional contracts in the water/wastewater treatment and services market. The Company's main focus is currently property development, primarily in urban areas and preferably having an environmental remediation requirement as an element of the project.

     In September 2005, CET received a written notice from the American Stock Exchange (the "AMEX") advising that the Company was not in compliance with

                                     20

the AMEX's listing requirements (contained in Section 1003(a)(ii) of the AMEX Company Guide) because its has a shareholders equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years. In order to maintain its AMEX listing, CET submitted a plan advising the AMEX of action it would take to bring the Company into compliance with the continued listing standards within a maximum of 18 months. The AMEX accepted the plan and CET was able to continue its listing during the plan period which was to end on May 1, 2007.

     In view of the potential delisting of CET's shares on the AMEX, management of CET began reviewing possible ways to maintain its listing by coming into compliance with the AMEX listing requirements. One of the alternatives that were considered was to enter into a reverse acquisition with another company.

     In April 2006, CET and Zoi Interactive Technologies, Inc. ("Zoi") entered into a letter of intent to acquire Zoi through a reverse acquisition. The parties ultimately negotiated the final terms of the merger agreement which was executed on February 16, 2007. Although CET undertook all of its obligations under the merger agreement with Zoi, Zoi was unable to make progress on the matters for which it was responsible, and on July 10, 2007 CET exercised its right to terminate the merger agreement. During the period that CET pursued the merger with Zoi, in May 2007 CET's common stock was delisted from the AMEX.

    After the termination of the merger agreement with Zoi, CET reviewed proposals related to four possible reverse acquisitions but it was determined that none of these proposals provided the financial or business framework necessary for CET to seriously consider a reverse acquisition or merger. In particular, the other merger candidates were either looking for a highly leveraged business buy-out or were unable to raise sufficient capital to exercise their business plans. Additionally, the proposed managements of these companies were inexperienced in their target industries. CET was seeking a candidate with experienced management that was capable of raising capital to execute a reasonable business plan.

     During this period, CET's operations experienced a substantial slow down as a result of the conditions in the real estate market in the Denver metropolitan area. Due to this downturn, CET laid off one employee in October 2007. In early 2008 CET's Chief Financial Officer reduced his work to part time which left CET with one full time employee.

    In January 2008, Dale Bleck, who was then CET's Chief Financial Officer, became employed by BMTS as its chief financial officer. When he began working for BMTS, he soon learned that BMTS was interested in becoming a publicly-held entity. Mr. Bleck advised the management of BMTS that CET was looking for a company that was interested in doing a reverse acquisition with CET. Thereafter, Mr. Bleck introduced Steven H. Davis, CET's President to Donald G. Cox, President of BMTS. After both companies had reviewed doing a possible reverse acquisition, in March, 2008 the parties negotiated a confidential letter of intent relating to the proposed merger, and a final letter of intent was signed on March 25, 2008. After that time the parties worked to negotiate the terms of the merger agreement, and on May 8, 2008 a definitive merger agreement was executed. On July 9, 2008, the parties entered into an amendment to the merger agreement.



                                     21

     Dale W. Bleck has not, and will not receive any payment or anything of value in consideration for his assistance in facilitating the merger. Mr. Bleck holds 32,500 shares of CET common stock.

     As part of the negotiation of the terms of the merger agreement, BMTS expressed a desire to have the real estate properties of CET liquidated into cash as soon as possible in order to provide additional working capital for the operations of BMTS. As part of these negotiations, Steven H. Davis offered to purchase certain of the properties that he could either develop or sell in the near future. After the merger agreement was entered into, CET sold one of the properties. The merger agreement was then amended to provide that Mr. Davis will now only purchase two of the properties. The other properties will be retained by CET until such time as they can be liquidated on a reasonable basis in the future.

CET's Reasons for the Merger; Recommendation of CET's Board of Directors

     In deciding to approve the merger agreement and to recommend approval of the merger to CET's shareholders, CET's board of directors considered a number of factors, including the factors listed below. In view of the number and wide variety of factors considered in connection with its evaluation of the merger, the board of directors did not attempt to quantify or otherwise assign relative weight to the specific factors it considered in reaching its determination, and individual directors may have given different weight to different information and factors. The board of directors viewed its approval and recommendation as being based on the totality of the information and factors presented to and considered by it.

     Based on the information available, CET's board of directors determined that the value to be received by the CET shareholders in the merger with BMTS is greater than that available to CET if it continued its current operations.

     Financial terms of the merger. The CET board of directors believes that the merger consideration to be paid to the shareholders of BMTS is fair to the shareholders based upon CET's current financial condition and future prospects, as well as the current financial condition and the board's perception of the future prospects of BMTS. In arriving at this conclusion, the board of directors, together with CET's management and legal and financial advisors, evaluated the strategic alternatives available to CET, discussed above. However, CET has not obtained a fairness opinion with regard to the merger due to the expense related to such an opinion. In considering the proposed merger, the Board of Directors consulted with the law firm of Krys Boyle, P.C. on legal matters, and with Dale W. Bleck, the former Chief Financial Officer of the CET, on financial matters.

     In negotiating the level of consideration to be paid to the BMTS shareholders, the parties considered, among other things, the nature of CET's real estate assets; the prices at which BMTS has been able to raise capital in private transactions; and the long term business prospects of BMTS compared to CET's business prospects. CET also considered the value of the technology owned by BMTS. CET did not give significant weight to the comparative amount of assets or revenues of the two companies because BMTS is still in the process of developing the market for its product and those amounts do not reflect the prospects for the business of BMTS.




                                     22

     In assessing the business prospects of BMTS, CET reviewed the documentation about the technology owned by BMTS; information about the acceptance of the technology by regulatory authorities; information about the target industries; and the business plan of BMTS to market its product.

     Terms of the merger agreement. CET's board of directors considered the terms of the merger agreement, including the nature and scope of the closing conditions. The board took into account the termination provisions of the merger agreement.

     Strategic Alternatives. CET has been actively soliciting alternative courses of action since the termination of the merger agreement with Zoi and four new proposals were made to CET. However, none of these proposals provided the financial or business framework necessary for CET to seriously consider a reverse acquisition or merger. The possibility of entering into a transaction with a real estate development company that could take advantage of CET's net operating losses and real estate holdings has been presented to several companies in the past, but CET did not receive any subsequent response or interest from such companies. Other than the merger, the board of directors believed that the only strategic alternatives available to CET were to liquidate or remain a stand-alone public company and seek to grow.

     Continuing as an independent public entity. One strategic alternative considered by CET's board of directors was for CET to remain an independent entity. For CET to realistically continue to operate as an independent entity, it would require significant future growth. Due to the current conditions in the real estate market, CET's board of directors believes that the prospects for future activities in CET's property development business makes it difficult to justify the substantial fixed costs necessary to operate as a separate public company.

     The board of directors weighed the foregoing advantages and opportunities against the challenges inherent in the merger transaction with BMTS. The board of directors realizes that there can be no assurance about future results, including results expected or considered in the factors listed above, such as assumptions regarding long-term value. After taking these factors into account, the board of directors concluded that the potential positive factors clearly outweighed the potential risks of not completing the merger. This explanation of the board of directors' reasons for the merger and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading "CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS." The board of directors also considered the fact that members of CET's management may have interests in the merger that are different from those of CET's shareholders generally. See "THE MERGER - CET's Directors and Officers Have Financial Interests in the Merger" and "- Indemnification and Insurance" in this proxy statement.

     At a meeting held on May 12, 2008, after due consideration and consultation with its legal and financial advisors, the directors of CET unanimously determined that the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of CET and its shareholders. The CET board of directors unanimously ratified, confirmed and approved the merger agreement and recommended that CET's shareholders vote to approve the merger agreement.


                                     23



Rights of Dissenting Shareholders

     If the merger transaction with BMTS is consummated, holders of CET common stock who have properly exercised dissenters' rights in connection with such merger under Sections 1300-1312 ("Chapter 13") of the California Corporations Code (the "CCC") will have the right to receive such consideration as may be determined to be due with respect to Dissenting Shares (as defined below) pursuant to the laws of the State of California.

     The following summary of the provisions of Chapter 13 is not intended to be a complete statement of such provisions, and CET shareholders are urged to read the full text of Chapter 13, a copy of which is attached to this proxy statement as Appendix C.

     If the merger is approved by the required vote of the holders of CET common stock and is not abandoned or terminated, each holder of shares of CET common stock who votes against the merger and who follows the procedures set forth in Chapter 13 will be entitled to have his or her shares of CET common stock purchased by CET for cash at their fair market value. The fair market value of shares of CET common stock will be determined as of the day before the first announcement of the terms of the merger, excluding any appreciation or depreciation resulting as a consequence of the merger, but adjusted for any stock split, reverse stock split or share dividend that becomes effective thereafter. The shares of CET common stock with respect to which holders have perfected their purchase demand in accordance with Chapter 13 and have not effectively withdrawn or lost such rights are referred to as the "Dissenting Shares."

     Within 10 days after approval of the Merger by CET's shareholders, CET must mail a notice of such approval (the "Approval Notice") to all shareholders who have voted against the approval of the Merger and followed the procedures set forth in Chapter 13, together with a statement of the price determined by CET to represent the fair market value of the applicable Dissenting Shares (determined in accordance with the immediately preceding paragraph), a brief description of the procedures to be followed in order for the shareholder to pursue his or her dissenters' rights, and a copy of Sections 1300-1304 of the CCC. The statement of price by CET constitutes an offer by CET to purchase all Dissenting Shares at the stated amount.

     A shareholder of CET electing to exercise dissenters' rights must, within the time period provided in Section 1301(b) of the CCC, demand in writing from CET the purchase of his or her shares of CET Common Stock and payment to the shareholder at their fair market value. A holder who elects to exercise dissenters' rights should mail or deliver his or her written demand to CET at 12503 E. Euclid Dr., #30, Centennial, Colorado 80111, Attention:
Secretary. The demand should specify the holder's name and mailing address and the number of shares of CET Common Stock held of record by such shareholder and state that such holder is demanding purchase of his or her shares and payment of their fair market value, and must also contain a statement as to what the shareholder claims to be the fair market value of such shares as of the day before the first announcement of the terms of the proposed Merger. Such statement of the fair market value of the shares of CET Common Stock constitutes an offer by the shareholder to sell the Dissenting Shares held by such shareholder at that price.

                                     24



     Within the time period provided in Section 1302 of the CCC, the shareholder must also submit the certificates representing the Dissenting Shares to CET for endorsement as Dissenting Shares.

     If CET and the shareholder agree that the shares are Dissenting Shares and agree upon the purchase price of the shares, the dissenting shareholder is entitled to the agreed-upon price with interest thereon at the legal rate on judgments from the date of such agreement. Payment for the Dissenting Shares must be made within 30 days after the later of the date of such agreement or the date on which all statutory and contractual conditions to the merger are satisfied, and is subject to surrender to CET of the certificates representing the Dissenting Shares.

     If CET denies that the shares are Dissenting Shares or if CET and the shareholder fail to agree upon the fair market value of the shares of CET Common Stock, then within the time period provided in Section 1304(a) of the CCC, any shareholder who has made a valid written purchase demand and who has not voted in favor of approval and adoption of the Merger Agreement may file a complaint in the superior court of the proper county requesting a determination as to whether the shares are Dissenting Shares or as to the fair market value of such holder's shares of CET Common Stock or both, or may intervene in any pending action brought by any other CET shareholder. If the fair market value of the Dissenting Shares is at issue, the court may appoint one or more impartial appraisers to determine the fair market value of such Dissenting Shares.

     Except as expressly limited by Chapter 13, holders of Dissenting Shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A holder of Dissenting Shares may not withdraw a demand for payment unless CET consents thereto.

     Dissenting Shares lose their status as Dissenting Shares, and dissenting shareholders cease to be entitled to require CET to purchase their Shares if:
(a) the Merger is abandoned; (b) the shares are transferred prior to their submission to CET for the required endorsement; (c) the dissenting shareholder and CET do not agree upon the status of the shares as Dissenting Shares or do not agree on the purchase price, but neither CET nor the shareholder files a complaint or intervenes in a pending action within six months after mailing of the Approval Notice; or (d) with CET's consent, the holder delivers to CET a written withdrawal of such holder's demand for purchase of his or her shares.

     All officers and directors of CET have agreed not to exercise dissenters' rights with respect to the merger.










                                     25


Financial Interests of CET's Directors and Officers in the Merger

     In connection with the merger, Steven H. Davis, the President, CEO and a Director of CET, will purchase Community Builders and two of the properties currently owned by Community Builders for a total of approximately $510,000. The properties that will be retained by Community Builders are referred to as Parcel Nos. 3 and 4 in the merger agreement. Parcel No. 3 is vacant land that is permitted for a 12 unit townhome development located on 0.82 acres of land at 7335 Lowell Blvd., Westminster, Colorado. Parcel No. 3 has been appraised by Decker Associates, Inc., a certified general appraiser, at $420,000 on a fully developed retail basis and $252,000 on a liquidation basis. Parcel No. 4 is a four-plex rental property located at 7215 Meade Street, Westminster, Colorado that CET acquired from the City of Westminster. Parcel No. 4 is subject to a contract that obligates the City of Westminster to buy back the property for $260,000, and CET has started the process of having the City repurchase the property for this amount.

     The terms of the proposed sale of the two properties to Mr. Davis were negotiated with BMTS and approved by CET's board of directors. These properties currently constitute less than a majority of CET's assets. The price was determined based on the appraised liquidation value of Parcel No. 3, and the price at which the City of Westminster is required to repurchase the property for Parcel No. 4.

          As part of the purchase of Community Builders (and the two properties which it will retain) by Mr. Davis, BMTS has required that Community Builders agree to indemnify CET, BMTS and its affiliates (the "Indemnitees") with Community Builders to do the following:

     * Community Builders will agree to maintain its corporate existence for at least three years (the "Indemnity Period");

     * Community Builders will indemnify and hold harmless the Indemnities from any liability arising from the transfer of ownership of Community Builders to Mr. Davis;

     * For the Indemnity Period, Community Builders will maintain not less than $250,000 in net assets to cover any warranty or indemnity claims; and

     * Community Builders will be solely responsible for all debts and obligations associated with the ownership of the retained real estate.











                                     26



BMTS's Reasons for the Merger

     The decision of BMTS's board of directors to approve the merger agreement was based primarily on factors resulting from the acceptance and support of the public markets of companies engaged in technology-based waste remediation and disposal. BMTS's board of directors concluded that the best means for BMTS to gain access to capital was through the public markets and a public vehicle, such as CET. As CET as a public vehicle was available under the terms of the merger and was believed to represent a means to garner some interest from potential investors, the Board of Directors deemed it in the best interests of BMTS's shareholders to complete the merger with CET at the earliest practicable date. The relatively low trading price of CET's common stock was not considered material in the Board's deliberations; rather, the high volatility of the public trading market in CET's common stock underscored the necessity to disregard the public trading price of CET's common stock in determining what are considered to be the fair post-Merger equity ratios of the two companies.

     BMTS estimates that it will require significant investment capital to fund all of its requirements over the next twelve months, and a greater amount if BMTS commits to a more aggressive strategy and/or additional activities requiring capital. Accordingly, the BMTS board has concluded that the magnitude of these cash needs, coupled with the current financial market conditions, require that BMTS have access to the public investment community in order to satisfy its working capital requirements. This access can be gained by BMTS either directly or indirectly becoming a reporting company under the Exchange Act whose securities are publicly traded. A reverse merger with a company like CET is believed to represent the most expedient and practical means for BMTS to achieve this status.

     In addition, the BMTS board considered:

     * the terms and conditions of the merger and the merger agreement, which the BMTS board and management believes results in a fair price for the BMTS shares;

     * the potential for increased long-term liquidity to BMTS shareholders;

     * the business, operations, financial condition, earning and prospects of BMTS; and

     * the expectation that the merger will generally be a tax-deferred transaction to BMTS and its shareholders (see "Certain Federal Income Tax Considerations").

     The foregoing discussion of the information and factors considered by BMTS's board is not intended to be exhaustive but is believed to include all material factors considered by BMTS's board. In view of the variety of factors considered in connection with its evaluation of the Merger, the BMTS board did not find it practicable to and did not quantify or otherwise assign


                                      27


relative weight to the specific factors considered in reaching its determination. In addition, individual members of BMTS's board may have given different weight to different factors.

     In light of the size and diversity of the marketplace and the competitive positions of both CET and BMTS, BMTS's board has concluded that the merger represents the best current and long-term strategy for BMTS.

     In considering the recommendation of BMTS's board with respect to the merger agreement, you should also be aware that the directors and officers of BMTS have interests in the merger that are different from, or are in addition to, the interests of BMTS's shareholders generally. See the Section "Interests and Conflicts of Certain Persons in the Merger." BMTS's board acknowledged and considered these conflicts of interest. The board determined that these conflicts did not materially affect its decision to approve and recommend the merger.

Board of Directors and Management of CET and BMTS Following the Merger

     At the effective time of the merger:

    * BMTS and CET anticipate that the directors of CET and BMTS will be Donald G. Cox, Gex Richardson and William Sparks until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; and

    * BMTS and CET anticipate that the officers of both companies will be Donald G. Cox , President and CEO; Jim Scheifley, Chief Financial Officer, and Gex Richardson, Secretary and General Counsel.

         Name               Age                     Position
         ----               ---                     --------
    Donald G. Cox           50                 CEO, President and a
                                               Director

    Jim Scheifley           60                 Chief Financial Officer

    Gex Richardson          44                 Secretary and General
                                               Counsel

     Biographical information for the persons who are expected to become directors and executive officers of CET and BMTS at the effective time of the merger is set forth under the section of the proxy statement entitled "MANAGEMENT OF CET AND BMTS AFTER THE MERGER."

Operations Following the Merger

     After the merger, the operations of the Company will be through its wholly-owned subsidiary, BMTS. Certain of the properties currently owned by the Company will be transferred to a newly formed subsidiary of CET and certain other properties will be held by Community Builders, Inc., which will be purchased by Steve Davis for approximately $510,000. Following the merger, BMTS intends to concentrate its efforts on marketing its Demolizer II products, and will also attempt to liquidate the two real estate parcels to provide additional working capital.


                                    28

     The two real estate parcels that will be transferred to a newly formed subsidiary are referred to in the merger agreement as Parcel Nos. 1 and 2. Parcel No. 1 consists of approximately 5.30 acres of vacant land located at 1550 S. Idalia Court, Aurora, Colorado zoned for medium density multi-family residential housing. The property has been appraised at approximately $1,026,000 on a retail basis and $615,000 on a liquidation basis. Parcel No. 2 consists of a 50% ownership interest in Arizona Avenues, LLC, which owns a
4.5 acre site in Aurora, Colorado, on which a 54-unit condominium development has been approved for development.

Public Trading Markets

     CET's common stock is currently traded under the symbol "CETR" on the OTC Bulletin Board ("OTCBB"). It is expected that the stock will continue to be traded on the OTCBB after the merger, but that the OTCBB will assign a new symbol to the common stock as a result of the change of name and for the reverse split.

CET Dividends

     CET has never paid any dividends on its common stock, and it is not expected that this policy will change after the merger.

Regulatory and Other Approvals Required for the Merger

     As a condition to the merger, no governmental authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger. Any waiting period under the HSR Act applicable to the merger shall have expired or shall have been terminated.

Indemnification and Insurance

     CET's bylaws provide that each of its officers, directors and agents shall be indemnified to the fullest extent permitted under applicable law.

     CET maintains officer and director liability insurance in the face amount of $1 million.

                      INFORMATION ABOUT CET SERVICES, INC.

General

     CET's primary business is currently related to property development, primarily in urban areas and preferably having an environmental remediation requirement as an element of the project.

     CET has substantially completed a redevelopment project under an agreement with the City of Westminster, Colorado. The project includes the purchase of certain property, the demolition of existing structures, environmental remediation, and construction of 50 new affordable housing units. Under the development agreement, the City of Westminster provided approximately $901,000 toward the $1,601,000 purchase price of the property, paid CET approximately $185,000 for demolition work, and is providing other


                                     29

assistance. CET was required to and has sold at least 10 of the 50 housing units at a base price of $170,000, or less, to qualified buyers; to make certain off-site improvements along street frontages; and to provide the necessary insurance for the project. As of December 31, 2007, CET has sold all of the units.

     The Westminster development is segmented into three sites. Construction at Site I, consisting of 23 housing units, is complete; and as of December 31, 2006, all units had been sold. In developing this site, CET secured a $1.67 million construction loan in mid-2003 that was repaid in June 2004. In late September 2004, CET entered into an agreement with a general contractor in the amount of approximately $2.75 million for the construction of the remaining 27 housing units at Site II and III. Shortly thereafter, CET secured a construction loan in the amount of approximately $2.9 million. As of December 31, 2007, all units have been sold and the loan was repaid in full.

     In November 2004, CET executed a second development agreement with the City of Westminster under which the City would provide approximately $410,000 and other assistance to CET for the development of a retail/office building of approximately 11,200 square feet, as well as twelve townhomes. CET acquired the property necessary for this project in May 2005, borrowing $326,000 and receiving $100,000 under the development agreement (see Note E - Notes Payable to the Consolidated Financial Statements). In October 2005, upon approval of the development plan, CET received the remaining $310,000 provided for under the development agreement. In April 2007 CET repaid the borrowings in full. CET has obtained a construction loan ( see Note D - Construction Loan) to finance the construction of the retail/office building. CET has a contract to sell the building. CET has deposited $85,000 with the City of Westminster in lieu of a private improvement bond for this project.

     In addition, CET owns a five-acre residential site in Aurora, Colorado, "the Aurora project", and during 2004, completed a major remediation at the site, aided by a Brownfields Cleanup Revolving Loan Fund Agreement with City of Aurora in the amount of $471,495. CET has approval to construct 54 residential townhomes on this site. CET has this property listed for sale with a local real estate broker.

     In January 2005, CET entered into an operating agreement with a newly-formed entity, Arizona Avenue, LLC, a Colorado limited liability corporation in which CET is a 50% owner. CET has been engaged by the LLC to manage the development of a five-acre site in Aurora, Colorado. There have been no management fees in connection therewith during the period. Through December 31, 2007, CET has invested approximately $297,000 to develop this project. CET has approval to construct 54 residential townhomes on this site. CET currently has this property listed for sale with a local real estate broker.

     In April 2006, CET entered into a contract to purchase two buildings, an industrial building and a retail/office building, in Wheat Ridge, Colorado. In May 2006, CET entered into a contract to sell the industrial building. In June 2006, CET borrowed $694,000 (of which $451,000 was drawn) from a local lender (see Note E - Notes Payable to the Consolidated Financial Statements) and completed the purchase of both buildings and the sale of the industrial building. CET completed the rehabilitation of the retail/office building and on April 10, 2007 sold the property and paid the note payable in full.


                                    30



Contact Information

     CET maintains its corporate offices at 12503 E. Euclid Dr., #30 Centennial, Colorado 80111. Its telephone number is (720) 875-9115.

Current Property Interests of CET and the Effects of Merger.

     CET's principal assets currently consist of four (4) separate parcels of real property which shall be designated as Parcel Nos. 1, 2, 3 and 4 which are located in the Denver metropolitan area as follows:

     Parcel No. 1:  1550 S. Idalia Court, Aurora, CO
     Parcel No. 2:  Arizona Ave., LLC
     Parcel No. 3:  7335 Lowell Blvd., Westminster, CO
     Parcel No. 4:  7215 Meade Street, Westminster, CO

All of the foregoing properties are currently owned of record by Community Builders, Inc., a wholly-owned subsidiary of CET. Prior to the Effective Date of the Merger, CET shall form and organize a new subsidiary, CET Sub, and all ownership of Community Builders, Inc. shall be transferred and assigned by CET to Steve Davis, or his designee, so as to divest CET of all right, title and interest in Community Builders. Community Builders shall execute and deliver at Closing an Indemnity Agreement whereby it will agree
(i) to maintain its corporate existence for a period of three years, (the "Indemnity Period") (ii) to indemnify, defend and hold harmless CET, CET Sub and the officers and directors of BMTS from any claims, debts or liabilities of Community Builders or arising from the transfer of ownership of Community Builders as provided for herein, save and except for secured obligations expressly assumed by CET Sub as part of the Merger and (iii) for the duration of the Indemnity Period, maintain not less than $250,000 in net assets to cover any warranty or third party claims, should they arise. Without in any way limiting the generality of the foregoing, Community Builders shall be solely and separately responsible for all existing and future debts and obligations incurred in connection with the ownership, maintenance and disposition of Parcel Nos. 3 and 4, which shall include without limitation all secured debt constituting liens or encumbrances against those properties, general contractor hold-backs, general contractor final draws, accrued and accumulated interest and accrued and accumulated real property taxes.

     At the effective date of the merger, the following covenants will apply with respect to each of the foregoing parcels:

     A. Community Builders shall convey to CET Sub all of its interest in Parcel No. 1 which shall have secured debt of not more than $472,000;

     B. Community Builders shall convey to CET Sub all of its interest in Parcel No. 2;

     C. Community Builders shall pay to CET the sum of $250,000 for Parcel No. 3; and

     D.  Community Builders shall pay to CET the sum of $260,000 for Parcel
No. 4.



                                     31


Further, as of the effective date of the merger, CET shall have cash not less than $875,000 and shall have no accounts payable or other liabilities except for the secured debt against Parcel No. 1.

Information Incorporated by Reference

     CET is mailing a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2007 with this prospectus. The Annual Report on Form 10-KSB is incorporated herein by reference. A copy of the Form 10-KSB for the year ended December 31, 2007 will be provided without charge to each person to whom this proxy statement is delivered. See "INCORPORATION OF INFORMATION BY REFERENCE."

                         INFORMATION ABOUT BMTS

Corporate History

     BMTS was formed in May 2005 as a Colorado corporation to market and distribute on-site, bio-medical waste treatment technology that had been developed, patented, and initially marketed by Thermal Waste Technologies, Inc., ("TWT"). Accordingly, BMTS acquired the intellectual property rights and existing customer base for the original and patented alternative infectious waste treatment system, the Demolizer[R]. Through extensive research and development over the past three years, the Demolizer[R] II System and consumable sharps and red bag collectors have been upgraded to incorporate enhanced process controls, safety features, and integrated quality systems.

Contact Information

     BMTS maintains its corporate offices at 9800 Mt. Pyramid Ct., Suite 350, Englewood, Colorado 80112. Its telephone number is (303) 653-0100. Its internet website address is www.bmtscorp.com.

Business Overview

     BMTS is an environmental technology company that markets and sells efficient, environmentally safe, and cost effective, infectious waste treatment systems. BMTS believes that its infectious waste treatment system technology offers solutions for numerous users in the industrialized world as well as in the public health and environmental areas in developing world markets. BMTS is a privately-held company.

     BMTS's long-term management objective is to position itself for a merger, acquisition or Initial Public Offering on a 3-5 year timeframe. BMTS understands that, due to the size of the global market, a strategic partnership would enable us to truly expand throughout the world market.

The BMTS Solution

     The Demolizer[R] II System is a one-of-a-kind, tabletop device that converts infectious biomedical waste, including sharps and red/yellow bag waste, into non-biohazardous material at the point of generation. The Demolizer[R] II System decontaminates and renders sharps and red bag waste non-reusable through application of dry heat over a 90-minute cycle. The technology destroys sharps waste through a slow-melting of plastic syringes, rendering them non-recognizable, non-biohazardous and non-reusable.

                                     32

     The Demolizer[R] II System sterilizes medical waste through a dry heat cycle. Health care providers replace their present sharps and red bag waste containers with BMTS' Demolizer[R] collectors, which are used the exact same way. Once the Demolizer[R] collector is full, instead of placing it in a storage area for pickup by a third party hauler, the collector is placed in the Demolizer[R] II System for processing. The operator completes a simple key entry sequence and the collector is sterilized over a 2-2.5 hour cycle. After the completed process, the collector is labeled and disposed of as common trash. The contents of the collector are sterile and the sharps have been rendered non-recognizable and non-reusable (through the melting of the plastic syringe components). The System has been designed to be odorless, noise-free, and safe, with all emissions demonstrated to be bacteria-free. To date, over 300,000 treatment cycles have been logged on the Demolizer[R] technology.

Key Elements of the Demolizer[R] Technology

     The sterilization efficacy of the Demolizer[R] technology has been validated through numerous trials including studies at Kansas State University and Stanford University. The technology meets or exceeds all published standards for disinfection in the U.S., including recommendations from the U.S. EPA, the CDC, and various state Departments of Health and the Environment. In validation studies, the following organisms have been shown to be inactivated at a minimum level of 6 log10 upon treatment using the Demolizer[R] technology:

     Staphylococcus aureus
     Escherchia coli
     Mycobacterium bovis
     Mycobacterium fortuitum
     Mycobacterium phlei
     Candida albicans
     Bacillus subtilis
     Psuedomonas aeruginosa
     Giardia
     Duck Hepatitus B Virus

     The recently upgraded Demolizer[R] II System incorporates smart systems to ensure that every treatment cycle completes successfully. The upgraded electronic systems continually monitor critical process parameters and only allow process certification labels to print and the door to unlock if all the treatment parameters have been satisfied. Memory devices store process data on-board for each cycle, as well as more comprehensive data on the five most recently completed cycles. This allows periodic system performance testing and system diagnostics.

     In the U.S., the Demolizer[R] II System is equipped with a modem that contacts the Demolizer[R] Quality Systems database monthly to download on-board memory. We then complete a full parametric quality analysis to make certain the system is performing within specifications.

     The smart system is flexible and adaptable for international use:

     *  Features support other data management configurations;
     *  Labels can be printed and LED displayed in any language; and
     *  Runs with either 110V or 220V standard electrical power.

                                      33




Sales Strategy

     BMTS plans to aggressively pursue both commercial and developing world opportunities. To capture these market opportunities, BMTS is currently pursuing the following sales strategies:

     * Establishing strategic partnerships with several large distributors in four of the largest market segments, including long term care/nursing homes, physician networks and clinics, dental and veterinary industries;
     * Targeting large health provider networks to rapidly penetrate the physician marketplace;
     *  Leveraging the existing customer base; and
     * Establishing a direct strategic sales team to focus on large in-house accounts and to support the distribution channel.

     BMTS's distribution arrangements are covered by written non-exclusive agreements with the various distributors which provide for varying terms ranging from one to three years with automatic renewals. However, each of the agreements is also terminable be either party upon 90 days' notice.

Manufacturing

     The Demolizer[R] II System and all components and accessories are manufactured to BMTS's specifications in accordance with outsourcing agreements and quality standards. BMTS's currently working with an off-shore manufacturer in China, Rimwalker Pacific Company, for the production of its collectors, lid systems and other ancillary products. BMTS has also established a strategic manufacturing relationship with Technology Driven Products, Inc. of Loveland, CO ("TDP") for the manufacturing of the Demolizer[R] II Systems and electronic subsystems at their ISO 9001:2000 approved facility. TDP has a fully equipped production and test area of more than 15,000 square feet, staffed by technicians representing more than 45 years of assembly and test experience. Over time, we may partner with additional manufacturers, if warranted, both domestic and overseas to ensure price competitiveness, high quality standards and overall production stability. BMTS has no immediate plans to begin manufacturing the Demolizer II by itself.

Intellectual Property

     The original technology was patented in the U.S. and Australia in 1999. In 2006, BMTS filed provisional patents on the newly designed collectors and the upgraded system. In 2007, BMTS filed U.S. and international patents, broadly covering the world on both the collectors and the upgraded system. BMTS has also secured trademarks for the Demolizer[R] and the Gazel.

     BMTS's trademarks and domain names play an important role in expanding the awareness of its products. While BMTS has obtained or applied for registration of its trademarks and registered domain names in an effort to protect them, its efforts may be inadequate to prevent others from claiming violations of their marks and may be inadequate to protect BMTS's use of those names as unique. In addition, trademark protection and the uncertainty surrounding the legal protections of domain names may be unenforceable or

                                     34


limited in other countries, and the global nature of the internet makes it impossible to control the ultimate destination of our communications. The regulation of web addresses in the United States and in foreign countries is subject to change. As a result, BMTS may not be able to acquire or maintain its web addresses in the future. Furthermore, the relationship between regulations governing such addresses and the laws protecting trademarks is unsettled.

     In addition, effective patent, trademark, copyright and trade secret protection may be unavailable, limited or not applied for in certain foreign countries.

     BMTS also seeks to protect its proprietary intellectual property, including intellectual property that may not be patented or patentable, in part by confidentiality agreements and, if applicable, inventors' rights agreements with its subcontractors, vendors, suppliers, consultants, strategic partners and employees. BMTS cannot provide any assurance that these agreements will not be breached, that it would have adequate remedies for any breach or that such persons or institutions would not assert rights to intellectual property arising out of these relationships.

     Some of the additional limitations of intellectual property protection are:

     * No assurance can be given that any patent will be issued or that the scope of any patent protection will exclude competitors or that any patent, if issued, will be held valid if subsequently challenged.

     * When BMTS applies for registration of trademarks and registered domain names in an effort to protect them, it cannot be sure of the nature or extent of the protection afforded, since trademark registration does not assure any enforceable rights under many circumstances and there exists significant uncertainty surrounding legal protections of domain names.

     * There can be no assurance that any steps BMTS takes in this regard will be adequate to deter misappropriation of its proprietary rights or independent third parties developing functionally equivalent products. Despite precautions, unauthorized parties may attempt to engineer, reverse engineer, copy, or obtain and use BMTS's products or other information.

     * Although management of BMTS believes that BMTS's products do not infringe on the intellectual property rights of others, there can be no assurance that an infringement claim will not be asserted in the future. The prosecution or defense of any intellectual property litigation can be extremely expensive and would place a material burden upon BMTS's working capital as noted in the BMTS financial statements and accompanying notes included herein with reference to BMTS's defense against b-50.com's patent infringement suit that has been settled subject to final documentation.



                                      35



Competitors

     Management of BMTS believes that most low to medium volume biomedical waste generators in the U.S. use either a local or national biomedical waste management services company to handle, transport, and dispose of their medical waste. The cost of this service fluctuates depending upon regulation, competition, and industry consolidation, leaving the customer extremely vulnerable to price increases. As a benchmark for a small to medium size medical office, monthly costs for transport and treatment services can range from $300 to $1,000 per month based on anecdotal information, before adding the cost of sharps cans and other consumables, based on the frequency of pickup and other competitive factors. It has been shown, through cost analysis and information collected from current Demolizer[R] customers, that the Demolizer[R] II System delivers significant monthly cost savings compared to third party treatment and hauling companies. BMTS believes that none of the commercially available competitive products meet the needs of low to medium volume generators in a cost effective manner.

Competitive Advantages of BMTS

     Based upon marketing research conducted by BMTS, the Demolizer[R] II System is the only on-site, treatment technology that delivers all of the following major user benefits:

     *  Sterilizes and safely disposes of sharps and red bag waste;
     * Completely sterilizes medical waste in a 2-2.5-hour cycle, including the destruction of pathogens, bacteria, spores, and viruses, with the processed collectors disposed of as common trash;
     *  Reduces biomedical waste hauling costs up to 100%;
     * Meets all EPA, CDC and OSHA standards and is either formally approved or meets the requirements for medical waste treatment and disposal in 47 U.S. states after comprehensive review by 78 governmental agencies at the federal, state and local (city/county) level;
     * Incorporates a one-of-a-kind, integrated quality control system that meets or exceeds all U.S. requirements for documentation and performance monitoring;
     *  Is easy to use with no special facility requirements; and
     *  Designed to operate in any country by virtue of its CE rating.

     BMTS's technology also provides a number of environmental advantages, as follows:

     * Reduces the amount of medical waste incinerated worldwide, helping to reduce the effects of global warming;
     *  Reduces dioxin and other hazardous emissions;
     *  Prevents dangerous reuse of sharps;
     *  Prevents accidental "needlesticks" from improper disposal; and
     *  Eliminates the disposal of bio-hazardous waste in landfills.
     * BMTS is developing a green version of the Demolizer[R] technology, the Demolizer[R] II G, to be launched at the end of 2008 or first quarter of 2009. This upgraded model will allow for the complete recycling of the sharps waste load significantly limiting the amount of waste that is eventually deposited in a landfill.


                                     36



     Further, management of BMTS believes that the Demolizer[R] technology is the only on-site alternative treatment technology that has passed an EPA microbial survivability test for medical waste incinerator emissions. (All airflow emitted from the unit is free of bioaerosols). TWT also obtained FDA 510(k) pre-market clearance for commercial distribution of the Demolizer[R] sharps collectors to clinical and laboratory healthcare settings. BMTS is an FDA inspected facility and in April 2007, BMTS successfully completed an FDA audit of its quality systems.

Regulatory Matters

     The Demolizer[R] System is either formally approved or meets the requirements for medical waste treatment and disposal in 47 U.S. states, involving exhaustive review by 78 government agencies at the federal, state, and local (county/city) level. Final approval is pending in the remaining states. The delays are primarily due to impending changes in state rules and limited personnel resources at the state level. Many of these approvals have been in place for nearly 8 years.

     Regulatory and environmental pressures on medical providers and the waste industry have increased substantially, particularly in the area of emissions from incineration operations, leading to the closure of incineration facilities nationwide. Management of BMTS believes there is a significant demand for alternative technologies to address the needs of biohazardous waste generators to meet OSHA regulations, EPA and state laws, and to manage the spread of infectious diseases such as AIDS and Hepatitis-B.

Employees and Consultants

     BMTS currently employs ten persons on a full time basis and one person on a part-time basis. BMTS also relies on the consulting services of the following: CreaTek (database developer); Peter Gorder (engineering and design review); Media Master (marketing and publicity); James Marsden (Chief Scientific Advisor); and Bemis Manufacturing (research and development). In addition, Jim Schiefley and Gex Richardson perform their functions as CFO and General Counsel, respectively, as consultants.

Facilities

     BMTS occupies approximately 5,400 square feet of executive offices located in Englewood Colorado under a lease calling for monthly rental of $6,500. The current term of the lease expires in December 2008. Upon the expiration of the lease term, BMTS plans to relocate to larger offices that include offering some warehousing capacity. Such facilities are widely available in the region.

                      RISK FACTORS ASSOCIATED WITH BMTS

     Throughout this section titled "RISK FACTORS ASSOCIATED WITH BMTS", the terms "we", "us" and the "Company" means BMTS.

     The business of BMTS involves a high degree of risk. You should carefully consider each of the following risks and all of the other information set forth in this proxy statement. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial may also adversely affect our business. If any of the following risks and uncertainties develop into actual events, this could have a material adverse effect on our business, financial condition or results of operations.

                                     37


Risks Related to Our Business

We have a limited operating history upon which to evaluate our potential for future success.

     We were formed in May 2005. To date, we have generated limited revenues and do not expect to generate significant revenues until we sell a larger number of our products. The likelihood of our success must be considered in light of the risks and uncertainties frequently encountered by companies like ours in an evolving market, primarily our significant capital requirements. If we are unsuccessful in addressing these risks and uncertainties, our business will be materially harmed.

Although the Demolizer[R] II system is fully developed and has received regulatory approval across the U.S., we may not be able to demonstrate true market value, and sustain profitability in the future.

     As we strive to grow our business, we expect to spend significant funds for general corporate purposes, including working capital and marketing, and for research and development. To the extent that our revenues do not increase as quickly as these costs and expenditures, our results of operations and liquidity will be materially and adversely affected. If we experience slower than anticipated revenue growth or if our operating expenses exceed our expectations, we may never achieve profitability.

Our Demolizer[R] II systems may contain component, manufacturing or design defects or may not meet performance criteria established by customers, which could cause us to incur significant repair expenses, harm our customer relationships and industry reputation, and reduce our revenues and profitability.

     We may experience manufacturing problems with our products. As a result of component, manufacturing or design defects, we may be required to repair or replace a substantial number of products, incurring significant expenses as a result. In addition, any component, manufacturing or design defect could cause us to lose customers or revenues or damage our customer relationships and industry reputation.

The Company's existing products may not be able in the future to meet changes in environmental laws and regulations regarding regulated medical waste.

     The future of our business will depend on our ability to respond to any future changes in the federal, state and local regulatory environment. Since the Company does not itself generate medical waste and is not itself in control of, nor does it handle, the medical waste but only sells its equipment to its customers, it is not itself currently subject to regulations with respect to the disposal of RMW; however, any change in this regulatory regime in the future could have a material adverse effect on the Company's operations.




                                     38



We may not be able to deliver our Demolizer[R] II system's as quickly as customers may require, which could cause us to lose sales and would harm our reputation.

     We may not be able to deliver our Demolizer[R] II systems to our customers at the times they require. Manufacturing delays and interruptions can occur for many reasons, including, but not limited to:

     * the failure of a supplier to deliver needed components on a timely basis or with acceptable quality;
     *  lack of sufficient capacity;
     *  equipment failures;
     *  manufacturing personnel shortages;
     *  labor disputes;
     *  transportation disruptions;
     *  changes in import/export regulations;
     *  natural disasters;
     *  acts of terrorism; and
     *  political instability.

     These factors may impact our third party manufacturers, over whom we exercise no direct control. If we fail to deliver products in a timely fashion, our reputation may be harmed; existing orders may be jeopardized; and we may lose potential future sales.

We are dependent on third parties for manufacturing the Demolizer II who may experience delays in assembly and increased costs to us.

     We rely upon third parties for the manufacture of the Demolizer II. Delays and difficulties in the manufacturing of our products could substantially harm our product marketing efforts. There are limited sources of supply for some key Demolizer[R] II system components. Business disruptions, financial difficulties of the manufacturers or suppliers of these components, or raw material shortages could increase the cost of our goods sold or reduce the availability of these components. To date, we have been able to obtain adequate supplies of product. If sales accelerate, we may experience a rapid and substantial increase in our need for units. If we are unable to obtain a sufficient supply of required units, we could experience significant customer dissatisfaction, which could result in the loss of orders and customers, and could materially and adversely affect our business, financial condition and results of operations. Although we plan to purchase inventories of finished goods, we may still require alternative sources if we experience delays in obtaining them. If the cost of units increases, we may not be able to pass on price increases to our customers if we are to remain competitively priced. This would reduce profit, which in turn would reduce the value of your investment.

Our failure to obtain additional financing, if needed, would adversely affect our business results.

     We will require additional financing to fund ongoing operations if our sales and revenue growth are insufficient to meet our operating costs. Financing for all of our activities to date has been provided by private sales of our securities. Additional financing may not be available when needed or may not be available on terms acceptable to us. If additional funds

                                   39


are raised by issuing equity securities, shareholders may incur dilution, and this dilution may be substantial. If adequate funds are not available, we may be required to delay, scale back operations or otherwise limit our marketing and distribution efforts and/or the manufacture or sale of Demolizer[R] II systems, which may materially and adversely affect our business, results of operations and financial condition and reduce the value of your investment.

We rely heavily upon independent distributors to market our product. Those distributors also market other medical and health care products, including other products that may be competitive with ours. As a result, distributors over whom we exercise little control can significantly influence the degree to which consumers buy our products.

     We distribute our products through a network of independent distributors for resale to ultimate end users. Accordingly, we are dependent upon these distributors to sell our product and to assist us in creating demand for, and promoting market acceptance of our products. There can be no assurance that our distributors will devote the resources necessary to provide effective sales and promotional support to us.

     Because our distributors also distribute other products, it is imperative that we undertake adequate efforts to train and motivate our distributors to promote our products over others. There can be no assurance that we will be successful in this effort.

     A disruption of our distributors or the termination by any major distributor could have a material adverse impact on our sales and results of operations.

     While we have formal written distribution agreements with our distributors; most distribution arrangements can be terminated by the distributor on 90 days' notice. A down-turn in the performance or loss of a single distributor can have a material adverse impact on sales and, as a result, on our business, financial condition, and results of operations.

To the extent we engage in marketing and distribution activities outside the United States, we will be exposed to risks associated with exchange rate fluctuations, trade restrictions and political, economic and social instability.

     To the extent we market and distribute the Demolizer[R] II in foreign markets, we will be subject to various risks associated with conducting business abroad. A foreign government may require us to obtain export licenses or may impose trade barriers or tariffs that could limit our ability to build our international presence. Our operations in some markets also may be adversely affected by political, economic and social instability in foreign countries, including terrorism. To the extent that we attempt to expand our sales efforts in international markets, we may also face difficulties in staffing and managing foreign operations, longer payment cycles and problems with collecting accounts receivable and increased risks of piracy and limits on our ability to enforce our intellectual property rights. We currently do not have any transactions denominated in foreign

                                     40


currencies. In the future, transactions denominated in foreign currencies may not be hedged and therefore will be subject to the risk of changes in exchange rates. If we are unable to adequately address the risks of doing business abroad and build an international presence, our business, financial condition and results of operations may be harmed.

There may be claims made against us for personal injury and business losses which may subject us to litigation and related costs.

     We anticipate that the Demolizer[R] II will be utilized in a variety of industrial and other settings and will be used to handle materials resulting from the generation of biomedical waste. The equipment will, therefore, be subject to risks of breakdowns and malfunctions, and it is possible that claims for personal injury and business losses arising out of these breakdowns and malfunctions will be made against us. While we have obtained product liability insurance, our insurance may be insufficient to provide coverage against all claims or for claims made for amounts substantially in excess of applicable policy limits. Such an event could have a material adverse effect on our business, financial condition and results of operations.

Failure to comply with government regulations will severely limit our sales opportunities and future revenues.

     We and our customers may be required to comply with a number of federal, state, local and foreign laws and regulations in the areas of safety, health and environmental controls, including without limitation, the Resource Conservation and Recovery Act and the Occupational Safety and Health Act of 1970, which may require our prospective working partners or our customers to obtain permits or approvals to utilize the Demolizer[R] II and related equipment on job sites. Since we intend to market the Demolizer[R] II internationally, we will be required to comply with foreign laws and regulations and, when applicable, obtain permits in other countries. We cannot be certain that required permits and approvals will be obtained or that new environmental regulations will not be enacted or that if they are, we and our customers can meet stricter standards of operation or obtain additional operating permits or approvals. Furthermore, particularly in the environmental remediation market, we may be required to conduct performance and operating studies to assure government agencies that the Demolizer[R] II and its by-products are not environmental risks. There is no assurance that these studies will not be more costly or time-consuming than anticipated or will produce acceptable conclusions. Failure to obtain operating permits, or otherwise to comply with federal, state, local and foreign regulatory requirements, could affect our ability to market and sell our Demolizer[R] II and could substantially reduce the market price of our common stock.

Our operations and financial condition could be adversely affected by our failure or inability to protect our intellectual property.

     Our success and the competitiveness of our products are heavily dependent upon our proprietary technology and our ability to protect our current and future technology. We rely on a combination of patents, copyright and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect our proprietary rights. Such means of protecting our proprietary rights may not be adequate because such laws

                                    41


provide only limited protection. Despite precautions that we take, it may be possible for unauthorized third parties to duplicate aspects of our technologies and manufacturing processes or the current or future products or technologies of our business and manufacturing processes or to obtain and use information that we regard as proprietary. This could harm our business, financial condition and results of operations and your investment.

     Additionally, our competitors may independently develop similar or superior technology. Policing unauthorized use of proprietary rights is difficult, and some international laws do not protect proprietary rights to the same extent as United States laws. Litigation periodically may be necessary to enforce our intellectual property rights, to protect our trade secrets or to determine the validity and scope of the proprietary rights of others. Litigation is costly and may not be successful. Our failure to protect our proprietary technology or manufacturing processes could harm our business, financial condition and results of operations and your investment.

     While we have one patent and several patent applications pending, there is no assurance that any existing patents will not be challenged or patent applications filed by us in the future will result in the issuance of any patents. Furthermore, there is no assurance as to the breadth and degree of protection any issued patents might afford our intellectual property. Disputes may arise between us and others as to the scope and validity of these or other patents. Any defense of the patents could prove costly and time consuming and there can be no assurance that we will be in a position, or will deem it advisable, to carry on such a defense. Patent applications in the United States are maintained in secrecy until patents are issued, and the publication of discoveries in the scientific literature tends to lag behind actual discoveries. Therefore, we cannot guarantee that we will be the first creator of future inventions for which we seek patents or the first to file patent applications for any of our inventions.

     Patent applications filed in foreign countries are subject to laws, rules and procedures which differ from those of the United States. We cannot be certain that:

     *  patents will be issued from future applications;
     * any future patents will be sufficient in scope or strength to provide meaningful protection or any commercial advantage to us;
     * foreign intellectual property laws will protect our intellectual property; or
     * others will not independently develop similar products, duplicate our products or design around any patents which may be issued to us.

     Generally, we enter into confidentiality and non-disclosure of intellectual property agreements with our employees, consultants and many of our vendors and distributors, and generally control access to and distribution of our proprietary information. Notwithstanding these precautions, it may be possible for a third party to copy or otherwise obtain and use our proprietary information without authorization or to develop similar information independently. Policing unauthorized use of intellectual property is difficult. The laws of other countries may afford little or no effective protection of our technology. We cannot assure you that the steps taken by us will prevent misappropriation of our technology, which may cause us to lose customers and revenue opportunities. In addition, pursuing

                                    42


persons who might misappropriate our intellectual property could be costly and divert the attention of our management from the operation of our business.

Intellectual property infringement claims by third parties could adversely affect our operations and financial condition.

     Other individuals and/or entities may have filed applications for, or may have been issued, patents and may obtain additional patents and other proprietary rights to technology used by us or otherwise potentially useful or necessary to us. The scope and validity of such patents, if any, the extent to which we may wish or need to acquire the rights to such patents, and the cost and availability of such rights are presently unknown. We may infringe upon the intellectual property rights of third parties, including third party rights in patents that have not yet been issued. If we do infringe, the holder of the patent may seek to cause us to cease using the technology subject to the patent, or require us to enter into a license or other similar agreement and pay for our use of the intellectual property. In either case, such event may have a material negative impact on our performance. Also, since we rely upon unpatented proprietary technology, there is no assurance that others may not acquire or independently develop the same or similar technology.

     We do not believe that any of our technologies or products infringe upon the proprietary rights of third parties. Nevertheless, third parties may claim infringement with respect to our current or future technologies or products or products manufactured by others and incorporating our technologies. Responding to any such claims, whether or not they are found to have merit, could be time consuming, result in costly litigation, cause development delays, require us to enter into royalty or license agreements, or require us to cease using the technology that is the intellectual property of a third party. Royalty or license agreements may not be available on acceptable terms or at all. As a result, infringement claims could have a material adverse affect on our business, operating results, and financial condition.

We are dependent on key personnel and our business would be disrupted if we are unable to retain and expand our management team.

     Our success is highly dependent on the continued service of Donald Cox, our founder, President and CEO, and on the ability to attract and retain, qualified engineering, technical, manufacturing, sales, marketing and senior management personnel. The loss of any key employees or principal members of management could have a material adverse effect on our business and operating results. Further, if we are unable to hire additional qualified personnel as needed, we may not be able to adequately manage and implement plans for our expansion and growth.









                                     43

     MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATIONS OF BMTS.

     Within this Management Discussion and Analysis and Plan of Operations, the terms "the Company," "we" and "our" refers to BMTS, and not CET.

     This discussion contains forward-looking statements, and information relating to the Company that is based on beliefs of management of the Company, as well as assumptions made by and information currently available to management of the Company. When used in this Proxy Statement, the words "estimate," "project," "believe," "could," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events based on currently available information and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

General

     We were incorporated in 2005 to acquire the intellectual property and existing customer base for the original and patented alternative infectious waste treatment system known as the Demolizer[R]. Since then, we have re-engineered the product which we now market as the Demolizer[R] II System.
The Demolizer[R] II System is a tabletop device that converts infectious biomedical waste into non-biohazardous material. The Demolizer[R] II System also includes components that have been upgraded to incorporate enhanced process controls, safety features, and integrated quality systems. We earn revenue by selling or leasing our products to our customers through a national and regional group of established medical device distributors. We target medical clinics, nursing homes, dentists, veterinarians, professional sports teams, colleges, and defense industries, which make up the estimated 1,000,000 low-medium volume infectious waste generators in the U.S. Additionally, we are in development of a portable product suitable for use by in home care providers and individuals who require safe and convenient disposal of their personal biomedical waste.

Critical Accounting Policies & Estimates

     The Consolidated Financial Statements and Notes to the Consolidated Financial Statements contain information that is pertinent to management's discussion and analysis. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities. The Company believes the following critical accounting policies involve additional management judgment due to the sensitivity of the methods, assumptions, and estimates necessary in determining the related asset and liability amounts.



                                     44


     In the preparation of financial statements, the Company makes judgments regarding the future outcome of contingent events and records loss contingency amounts that are probable and reasonably estimated based on available information. The amounts recorded may differ from the actual amounts that occur when the uncertainty is resolved. The estimates that the Company makes in accounting for contingencies and the gains and losses that are recorded upon the ultimate resolution of these uncertainties may have a significant effect on the liabilities and expenses in the financial statements.

Principles of Consolidation

     The consolidated financial statements include the accounts of Biomedical Technology Solutions, Inc. and its wholly owned subsidiary, BMTS Leasing LLC. All significant inter-company accounts and transactions have been eliminated.

Revenue Recognition

     Revenues from product sales are recognized at the time the goods are shipped to the ordering customer. In May 2008 we began sales to stocking distributors. Revenue from such sales is recorded at the time of shipment since there are no provisions in the distributor agreements that extend beyond our normal policy or allow for product returns at the option of the distributor.

     Revenues from leasing products are recognized under the Operating Method. Under this method, we record each rental receipt as rental revenue. We depreciate the leased product in the normal manner with depreciation expense of the period matched against the rental revenue. The amount of revenue recognized in each accounting period is a level amount (straight-line basis) representing the time period in which our customer derives benefits from our product. In addition to the depreciation charge, we expense maintenance costs and the costs of any other services rendered under the lease as incurred. BMTS is in the processing of negotiating and selling the existing leases to a national finance organization, which will accelerate the income from the leases. The company also plans to eliminate its leasing arm and work directly with the national finance group when needed.

Intangibles

     Indefinite lived intangibles are not amortized but are subject to an annual impairment test. According to Statement of Financial Accounting Standards ("SFAS") No. 142, other intangible assets will continue to be amortized over their useful lives. The original customer list from the IP purchased from TWT has been assigned a useful life of four years based upon the type of customer. We have patent intangibles with a useful life of five years. We have determined that our permits, trademark and licenses have indefinite lives and thus they are not amortized.

Inventory Valuation

     Inventories are valued at cost, which is not in excess of current market prices and are maintained on the first-in-first-out method.


                                      45


Results of Operations

     Year ended December 31, 2007 compared to 2006:

     Revenue. Revenues were $326,935 in 2007, up from $172,677 in 2006. The increase (89%) reflects increased marketing efforts in 2007, including a shift from direct sales to the use of established medical products distributors. Through the first quarter of 2008 our distributors did not stock product. Our distributors began stocking our product during May 2008.

     Cost of Revenue. Cost of revenue for 2007 was $154,498, up from $85,878 in the prior year. The increase (80%) is attributed to increased revenue. Our cost of sales as a percentage of revenue decreased from 50% of revenue to 47% due to efficiencies attributed to larger production volumes by our supplier. We expect that this percentage will continue to decrease in the near future due to decreases related to volume purchases of the materials that comprise our product.

     Operating Expenses. Selling General and Administrative costs were $1,408,734 in 2007, as compared to $1,136,080 in 2006. The following table is a summary of certain of these expenses:

                                              Year Ended December 31,
                                               2007            2006
                                            ----------      ----------
Selling expense                             $  215,529      $  183,315
General office expense                         764,376         798,638
Depreciation and amortization                   74,030          48,157
Travel expense                                  43,333          22,801
Other                                          311,466          83,169
                                            ----------      ----------
                                            $1,408,734      $1,136,080
                                            ==========      ==========

     Selling expenses and travel costs increased due to higher levels of marketing activity in 2007. The decrease in general office expenses was due primarily to reduced levels of computer related consulting, lower insurance and other general costs which was partially offset by an increase in salary expenses. Amortization expenses increased by approximately $18,000 as a result of patent cost amortization. Other expenses increased primarily due to increased stock compensation costs of approximately $216,000. Research and development costs declined by approximately $109,000 since our principal product is now out of the development stage.

     Non-Operating Income and (Expense) consisted of the following:

                                              Year Ended December 31,
                                               2007            2006
                                            ----------      ----------
Non-operating income                        $    2,000      $      245
Interest Income                                  4,847          15,458
Interest expense                                (8,375)           -
                                            ----------      ----------
                                            $   (1,528)     $   15,703
                                            ==========      ==========

                                    46

     Interest expense increased in 2007 from 2006 as a result of the use of investor notes payable for working capital financing purposes. Interest income decreased in 2007 as compared to 2006 based on average cash balances in interest bearing accounts. The timing and amount of proceeds from investing activities in those periods is responsible for the change.

     Net Loss. In 2007, a net loss of $1,331,147 was incurred as compared to a net loss of $1,235,644 in 2006. The increase in net loss of $95,483, or 7.7%, was due substantially to increases in salaries, general and administrative expenses.

     Three months ended March 31, 2008 compared to 2007:

     Revenue. Revenues were $139,654 in 2008, up from $58,387 in 2007. The increase (139%) reflects increased marketing efforts in 2008, including a shift from direct sales to the use of established medical products distributors. Our distributors began stocking our product during May 2008.

     Cost of Revenue. Cost of revenue for 2008 was $52,256, up from $30,766 in the prior year. The increase (70%) is attributed to increased revenue.
Our cost of sales as a percentage of revenue decreased from 53% of revenue for the three months ended March 31, 2007 to 37% for the comparable period of 2008 due to efficiencies attributed to larger production volumes by our supplier. We expect that this percentage will continue to decrease in the near future due to decreases related to volume purchases of the materials that comprise our product.

     Operating Expenses. Selling General and Administrative costs were $399,457 in 2008, as compared to $355,229 in 2007. The following table is a summary of certain of these expenses:

                                           Three Months Ended March 31,
                                               2008            2007
                                            ----------      ----------
Selling expense                             $   74,506      $   56,634
General office expense                         261,069         209,267
Depreciation and amortization                   17,734          12,054
Travel expense                                  28,086          39,409
Other                                           18,061          37,865
                                            ----------      ----------
                                            $  399,457      $  355,229
                                            ==========      ==========

     Selling expenses increased due to higher levels of marketing activity in 2008 while travel costs decreased due to the use of distributors in lieu of direct sales. The increase in general office expenses was due primarily to increased levels of professional fees for legal and accounting services in connection with the possible merger with CET. Amortization expenses increased by approximately $5,500 as a result of patent cost amortization. Other expenses decreased primarily due to decreased stock compensation costs of approximately $29,000.



                                     47


     Net Loss. For the three months ended March 31, 2008, we incurred a net loss of $333,964, compared to a net loss of $359,007 for the three months ended March 31, 2007, a decrease in net loss of $25,043, or 7%. The decrease in net loss was primarily attributable to the increase in revenues and corresponding decrease in operating expenses as a percentage of revenues.

Liquidity and Capital Resources

     The Company's sources of liquidity and capital resources historically have been proceeds from offerings of equity securities. In the past, this source has been sufficient to meet its needs and finance the Company's business. The Company can give no assurance that the historical sources of liquidity and capital resources will be available for future development and acquisitions, and it may be required to seek alternative financing sources not necessarily favorable to the Company.

     At December 31, 2007, we had working capital of $128,831, as compared to working capital of $346,191 at December 31, 2006. The decrease in working capital is primarily due to increases in accounts and notes payable and decreased fund raising activities. During 2007, we completed the sale of an aggregate of 445,000 shares of common stock for gross proceeds of $890,000 and secured an additional $250,000 of note proceeds. During 2006, we raised an aggregate of $1,350,000 from the sale of common stock at $1 per share.

     During the year ended December 31, 2007, we used cash in operating activities of $891,506 as compared to cash used in operations of $1,446,727 for the same period in 2006. We also used cash for the acquisition of assets in the amount of $154,551 in 2007 as compared to $159,374 in 2006.

     At March 31, 2008, we had a working capital deficit of $(100,574) as compared to working capital of $128,831 at December 31, 2007. The decrease in working capital is primarily due to a decrease in inventory and increases in accounts and notes payable and decreased fund raising activities. During the quarter ended March 31, 2008, we completed the sale of an aggregate of 50,000 shares of common stock for gross proceeds of $100,000 and secured an additional $130,000 of note proceeds. During the three months ended March 31, 2007, we raised an aggregate of $400,000 from the sale of common stock at $1.50 to $2.00 per share.

     During the three months ended March 31, 2008, we used cash in operating activities of $232,909 as compared to cash used in operations of $346,140 for the same period in 2007. We also used cash for the acquisition of assets in the amount of $19,065 in 2008 as compared to $45,449 in 2007.

Capital Commitments

     The Company headquarters and administrative facilities are located at 9800 Mt. Pyramid Ct., Englewood, Colorado, in approximately 5,400 square feet of leased office space at a monthly rental of approximately $6,500. The lease expires December 31, 2008. The Company's corporate and administrative functions are conducted from these facilities.




                                     48


Contractual Obligations at December 31, 2007

     None.

Off-Balance Sheet Transactions

     The Company has no off-balance sheet transactions.

Common Stock Dividend Policy

     Since the capitalization of the Company in 2005, the Company has not paid, and does not currently intend to pay in the foreseeable future, cash dividends on its Common Stock. Future earnings, if any, are expected to be retained for the development of the business of the Company.


                 MANAGEMENT OF CET AND BMTS AFTER THE MERGER

     The current management of BMTS consists of the persons listed below. Following completion of the merger, these persons will also serve as all of the officers and directors of CET in the same capacities that they currently serve with BMTS.

Directors and Executive Officers

The name, position with the Company, age of each Director and executive officer of the Company is as follows:

                                                             Director/
                                                             Officer
        Name           Age     Position                       Since
        ----           ---     --------                      ---------
     Donald G. Cox     50      CEO, President and Director     2005
     Jim Scheifley     60      Chief Financial Officer         2008
     Gex Richardson    44      Secretary, General Counsel      2005
                               and Director
     William Sparks    54      Director                        2008

     Donald G. Cox has been CEO, President and Director of BMTS since its inception in 2005. From 2003 to 2004, he served as CEO of Community Mortgage Group, a mortgage bank. From 2000 to 2002, he was co-founder, President and CEO of Body, Art and Science, a high-end sport supplement and nutrition company. From 1998 to 2000, he was CEO of Juices Wild, a smoothy store franchisor. He also owned and co-developed Pretzelmaker, Inc., an international retail franchisor, and Fitness Unlimited and Florida Fitness, two fitness chains in Florida. Mr. Cox attended St. Petersberg Junior College in 1977.

     Jim Scheifley has been CFO since April 2008. From 1992 to the present, he has owned an operated the accounting firm James E. Scheifely, PC. He received his BA degree in Accounting from LaSalle College in Philadelphia in 1969, and has been engaged as a licensed CPA since then.






                                     49


     Gex Richardson has been General Counsel and a director of BMTS since inception. He is also Senior Vice President and General Counsel of Glenn Wright Construction and Development, Inc., based in Florida. Previously, he was Of Counsel to Akerrman Senterfitt, a Florida based law firm. Mr. Richardson has a BS degree in finance from the University of Florida (1986) and a JD degree from the University of Florida (1988).

     William Sparks, has been a director since April 2008. He is the founder of Med Tech Associates, a national manufacturers' representative firm, and launched MedPro Associates in June 2007. Based in Idaho Springs, Colorado, Med Tech and Med Pro Associates provide national representation to manufacturers selling into the health care markets. Mr. Sparks received a BA in Business Administration from St. Mary's College, Winona, Minnesota, in 1975.

Executive Compensation

     The following information relates to all aspects of executive compensation currently paid by BMTS to its executive officers and directors. Following completion of the merger, no immediate change in the compensation and benefits paid to such persons is expected.

     The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO") of, and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

                           SUMMARY COMPENSATION TABLE


Nonqualified
Name and                                            Non Equity      Deferred
Principal         Salary           Stock   Option   Incentive Plan  Compensation  All Other
Position    Year  ($)       Bonus  Awards  Awards   Compensation    Earnings      Compensation
Total
---------   ----  --------  -----  ------  -------  --------------  ------------  ------------
Donald Cox  2007  $150,000    0      0     200,000     200,000           0           50,000
            2006





     Set forth below is information on the employment commitments of BMTS executives, which will be assumed by CET as part of the Merger.

         Name                 Position              Salary
         ----                 ---------             ------
     Donald G. Cox         CEO                $200,000 per year
     Jim Scheifley         CFO                $150 per hour
     Gex Richardson        General Counsel    None

     BMTS has no written employment agreements with its executive officers.

                                     50



     No director of BMTS receives any compensation for their services as directors. Following the completion of the Merger, outside directors may be granted options; however, there is no commitment to do so.

     The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of the most recently completed fiscal year:

              OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

Option Awards                                                       Stock Awards
---------------------------------------------------------  -----------------------------------------
                                                                                           Equity
                                                                                           Incentive
                                                                                           Equity     Plan
                                                                                           Incentive  Awards;
                                                                                           Plan       Market or
                                        Equity                                             Awards;    Payout
                                        Incentive                                          Number of  Value of
                                        Plan                                               Unearned   Unearned
                                        Awards;                        Number of  Market   Shares,    Shares,
            Number of    Number of      Number of                      Shares or  Value of Units or   Units or
            Securities   Securities     Securities                     Units of   Shares   Other      Other
            Underlying   Underlying     Underlying             Option  Stock      or Units Rights     Rights
            Unexercised  Unexercised    Unexercised  Option    Expir-  That       That     That       That
            Options -    Options -      Unearned     Exercise  ation   Have Not   Have Not Have Not   Have Not
Name        Exercisable  Unexercisable  Options      Price     Date    Vested     Vested   Vested     Vested
----        -----------  -------------  -----------  --------  ------  ---------  --------  ---------  --------
-

Donald Cox       200,000          0             0        $1.00     10/1/14    0          0          0         0
Gex Richardson   500,000          0             0        $1.00     10/1/13    0          0          0         0



     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BMTS

     The following table sets forth certain information regarding the ownership of BMTS common stock as of May 30, 2008 by (i) each BMTS director,
(ii) each of the BMTS executive officers named in the summary compensation table, (iii) all of such named executive officers and directors as a group, and (iv) all those known by BMTS to be beneficial owners of more than five percent of BMTS common stock. Each person listed may be contacted at the headquarters of BMTS at 9800 Mt. Pyramid Court, Suite 350, Englewood, Colorado 80112.

                                               BENEFICIAL OWNERSHIP(1)
                                           -------------------------------
NAME AND ADDRESS OF                                            PERCENT OF
BENEFICIAL OWNER                           NUMBER OF SHARES    TOTAL (2)
-------------------                        ----------------    -----------

Donald G. Cox                                 3,525,000          38.2%

Jon Bricken                                   2,525,000          28.3%




                                     51



Jim Scheifley                                    -0-              --


Gex Richardson                                  925,000           9.7%


William Sparks                                  110,000           1.2%

Executive Officers and Directors
as a Group (3 persons)                        4,560,000          46.9%

_____________________________

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of BMTS common stock subject to options and warrants currently exercisable within 60 days of May 30, 2008, are deemed outstanding for purposes of computing the percentage of the person or entity holding such securities but are not deemed outstanding for purposes of computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Percentage of ownership is based on 9,032,500 shares of common stock outstanding as of May 30, 2008.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF BMTS

     In 2006, a principal shareholder, Jon Bricken, forgave our promissory note totalling $150,000. The promissory note was non-interest-bearing, was due on June 30, 2006 (or upon the successful offering of common stock-whichever came first) and was unsecured. The debt forgiveness was treated as contributed capital.

     In 2007, a principal shareholder, Bill Dudziak, converted a promissory note, totalling $150,000, into 100,000 shares of our common stock. No gain or loss was recorded on the transaction.

     Pursuant to an agreement dated September 13, 2006, the Company has the right (but not the obligation) to re-purchase up to 500,000 of the shares of common stock then held by Jon Bricken, a principal shareholder, at $1.00 per share through December 31, 2008 and 300,000 shares of common stock at $2.00 per through December 31, 2009. Through December 31, 2007, the Company has repurchased 162,500 shares of its common stock from Mr. Bricken for $162,500.

     In addition, Mr. Bricken, the principal shareholder, agreed to return 37,500 shares of the Company's common stock to the Company in 2007. All returned shares have been cancelled and returned to unissued status. There were no treasury shares outstanding as of December 31, 2007.



                                     52



                            THE MERGER AGREEMENT

     This section of the proxy statement describes the material provisions of the merger agreement, but does not purport to describe all the provisions of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Appendix A to this proxy statement and is incorporated into this proxy statement by reference. We urge you to read the full text of the merger carefully.

Terms of the Merger

     Subject to the terms and conditions of the merger agreement, and in accordance with Colorado law, upon completion of the merger, Merger Sub will merge with and into BMTS and BMTS will be the surviving entity. Concurrently, the separate corporate existence of Merger Sub will terminate.

     The merger agreement provides that each share of BMTS common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive the number (referred to as the "Exchange Ratio") of validly issued, fully paid and non-assessable shares of CET common stock resulting by dividing 78,176,884 (approximately) by the number of outstanding shares of BMTS common stock at the effective time of the merger. Upon completion of the merger, all pre-merger shares of BMTS common stock will no longer be outstanding and will be converted into shares of CET. In addition, upon effectiveness of the merger, all options, warrants and convertible notes to acquire BMTS common stock that are outstanding immediately prior to the effectiveness of the merger will cease to represent a right to acquire shares of BMTS common stock and will be assumed by CET and converted into options, warrants or convertible notes, as applicable, to acquire a number of shares of CET common stock equal to the number of shares of BMTS common stock issuable upon exercise or conversion of these BMTS convertible securities multiplied by the Exchange Ratio. In addition, the per share exercise or conversion price at which CET common stock can be purchased after the merger upon exercise or conversion of such assumed and converted BMTS options, warrants and convertible notes will be equal to the exercise or conversion prices provided for under the terms of such BMTS convertible security divided by the Exchange Ratio. The number of CET shares issuable under each such converted BMTS option, warrant and convertible note will be rounded down to the nearest whole share.

     The actual number of shares of CET to be issued in the merger will be adjusted at the time of closing to result in the total number of shares issued to the shareholders of BMTS, together with the total number of shares issuable upon exercise of BMTS options and warrants, will represent, in the aggregate, 94% of the total issued and outstanding shares of CET post merger.










                                     53

The following table sets forth information regarding the anticipated consideration to be issued by CET to the BMTS shareholders and warrant and option holders in connection with the merger:

	Number of Shares of Common Stock (1)

Issued to BMTS shareholders in the merger	            26,058,961
Shares underlying BMTS options and warrants
 assumed in the Merger                                 3,326,426

Total                                                 29,385,387
_____________________

     (1) The foregoing assumes that CET has an aggregate of 5,626,989 shares issued and outstanding and BMTS has an aggregate of 10,186,000 shares issued and outstanding, both on a fully diluted basis, immediately prior to the merger. In addition, it assumes that a 1-for-3 reverse split is effected.

     Also as a result of the merger, the outstanding shares of Merger Sub will be converted into shares of BMTS. As a result of conversion, the sole shareholder of BMTS post merger will be CET.

     If CET reincorporates from California to Colorado, the merger consideration will consist of common stock, par value $0.001 per share, of CET Services, Inc, a Colorado corporation. The pre-reincorporation entity is sometimes referred to herein as "CET-California" and the post-reincorporation entity, and issuer of the merger consideration, is sometimes referred to herein as "CET-Colorado."

Closing and Effective Time of the Merger

     The closing of the merger will take place promptly following the satisfaction of the conditions described below under "Conditions to the Completion of the Merger," unless CET and BMTS agree in writing to another time. The merger is expected to be consummated on or before June 30, 2008.

Reincorporation Merger

     As a condition of the merger agreement, prior to the closing CET is required to change its domicile to the State of Colorado through a reincorporation merger. CET's shareholders will be asked to approve the reincorporation merger at the Special Meeting. See "CHANGE OF DOMICILE."

Representations, Warranties, Covenants and Agreements

     The merger agreement contains representations and warranties of each of CET and BMTS relating, among other things, to:

  *  proper corporate organization and similar corporate matters;
  *  subsidiaries;
  *  capital structure of each constituent company;
  * the authorization, performance and enforceability of the merger agreement;
  *  no conflict; required filings and consents;


                                     54

  *  licenses and permits;
  *  compliance with legal requirements;
  *  taxes;
  *  financial information and absence of undisclosed liabilities;
  * holding of leases and ownership of other properties, including intellectual property;
  *  restrictions on business activities;
  *  contracts;
  *  title to properties;
  *  environmental matters;
  *  absence of certain changes;
  *  Litigation;
  *  employee benefit plans; and
  *  Insurance.

Conditions to the Completion of the Merger

General Conditions

     Consummation of the merger agreement and the related transactions is conditioned on the approval of the merger by the requisite vote under applicable law by the shareholders of BMTS and CET; a certificate of amendment to CET's Articles of Incorporation in proper form shall have been duly approved by CET's Board of Directors and shareholders and been filed with and accepted for filing by the Secretary of State of the jurisdiction of incorporation of CET at that time, which certificate of amendment shall (i) increase the authorized number of shares of CET common stock to allow for the issuance of CET common stock in the merger and upon exercise of assumed BMTS options and warrants, and (ii) change the name of CET to "BioMedical Technology Solutions Holdings, Inc." or such other name upon which CET and BMTS may agree. In addition, the CET Board of Directors shall have been authorized by a vote of CET's shareholders to effect a reverse stock split of CET's outstanding common stock at a future time and on a basis determined by the CET Board of Directors.

     In addition, the consummation of the transactions contemplated by the merger agreement is conditioned upon normal closing conditions in a transaction of this nature, including no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions; the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the merger agreement have been materially complied with by the delivering party.

BMTS's Conditions to Closing

     The obligations of BMTS to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

  *  CET shall have completed the reincorporation merger;

  * there shall have been no material adverse effect with respect to CET since the date of the merger agreement; and

                                     55

  * BMTS and its legal counsel and/or auditors shall have had the opportunity to complete, and shall have completed, a satisfactory due diligence investigation of CET.

CET's Conditions to Closing

     The obligations of CET to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

  * There shall have been no material adverse effect with respect to BMTS since the date of the merger agreement;

  * CET and its legal counsel and/or auditors shall have had the opportunity to complete, and shall have completed, a satisfactory due diligence investigation of BMTS.

Conduct of Business of CET and BMTS Pending the Merger

     CET has agreed that, except as otherwise permitted by the merger agreement, CET shall conduct its business in the ordinary course and consistent with CET's prior practice. CET has agreed that it will use its best efforts to: (a) preserve intact the present business organization of CET; (b) maintain its property and assets in its present state of repair, order and condition, reasonable wear and tear excepted; (c) preserve and protect the goodwill and advantageous relationships of CET with its customers and all other persons having business dealings with CET; (d) preserve and maintain in force all licenses, permits, registrations, franchises, patents, trademarks, tradenames, trade secrets, service marks, copyrights, bonds and other similar rights of CET; and (e) comply with all laws applicable to the conduct of its business.

     Except as provided by the merger agreement, CET has agreed that, without the prior written consent of BMTS, CET will not enter into any material transactions as enumerated in the merger agreement.

     Except as provided by the merger agreement, BMTS has agreed to use its best efforts to: (a) preserve intact the present business organization of BMTS; (b) maintain its property and assets in its present state of repair, order and condition, reasonable wear and tear excepted; (c) preserve and protect the goodwill and advantageous relationships of BMTS with its customers and all other persons having business dealings with BMTS; (d) preserve and maintain in force all licenses, permits, registrations, franchises, patents, trademarks, tradenames, trade secrets, service marks, copyrights, bonds and other similar rights of BMTS; and (e) comply with all laws applicable to the conduct of its business.

     Except as provided by the merger agreement, BMTS has agreed that, without the prior written consent of CET, BMTS will not enter into any material transactions as enumerated in the merger agreement.



                                     56


No Solicitation of Other Transactions

     CET has agreed that, except in connection with the transactions contemplated by the merger agreement, CET shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of, CET or any of its subsidiaries to, (i) solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal.

     BMTS has agreed that, except in connection with the transactions contemplated by the merger agreement, BMTS shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of, BMTS or any of its subsidiaries to, (i) solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal.

Termination

     The merger agreement may be terminated at any time, but not later than the closing as follows:

     *  by mutual written consent of CET and BMTS;

     * by either CET or BMTS if the conditions, as set forth in the merger agreement to such terminating party's obligations under the merger agreement are not fulfilled on or prior to the closing date; provided that any such termination shall not limit the remedies otherwise available to such party as a result of misrepresentations of or breaches by the other party.

     * by either CET or BMTS if the other party is in material breach or default of its respective covenants, agreements or other obligations hereunder, or if any of its representations and warranties herein are not true and accurate in all material respects when made or when otherwise required by the merger agreement to be true and accurate.

     * By either CET or BMTS, if for any reason the parties have failed to close this Agreement on or before August 15, 2008, provided that neither party is then in default hereunder.

     * By either CET or BMTS for any reason upon written notice, provided that if a party terminates the merger agreement pursuant to this provision and the other party continues to be willing and able to proceed with the merger, then the terminating party shall immediately pay the other party the sum of $250,000 as a break-up fee.



                                     57


     As noted above, in the event that either party to the merger agreement were to terminate the merger agreement for no reason specified in the merger agreement, and the other party continues to be willing and able to proceed with the merger, then the terminating party shall immediately pay the other party the sum of $250,000 as a break-up fee. This could result in a substantial liability to CET if it were to terminate the merger agreement for reasons other than those described in the merger agreement. Such reasons could include a determination by CET that the terms of the merger are no longer favorable to CET.

Effect of Termination

     In the event of proper termination by either CET or BMTS, the merger agreement will become void and have no effect, except for the confidentiality obligations set forth in merger agreement, without liability to any party to this Agreement except for breach of this Agreement.

Fees and Expenses

     All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the merger is consummated.

Amendments; Waiver; Assignment

     The merger agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

     Either party to the merger agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party or (c) waive compliance with any of the agreements or conditions of the other party contained in the merger agreement. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of the merger agreement. The failure of any party to assert any of its rights under the merger agreement shall not constitute a waiver of any of such rights.

     The merger agreement may not be assigned by operation of law or otherwise without the express written consent of CET and BMTS.








                                     58


                             ACCOUNTING TREATMENT

     The merger is expected be accounted for under the purchase method of accounting as a reverse acquisition, in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) for accounting and financial reporting purposes. Under this method of accounting, CET will be treated as the "acquired" company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the merger will be considered a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of BMTS issuing stock for the net assets of CET, accompanied by a recapitalization. The price paid by BMTS for the outstanding CET shares is considered to be the quoted closing price for CET on the date when the number of shares to be acquired by BMTS is known. On that date, May 8, 2008, the closing price of CET's common stock was $0.15 per share. This price was less than the reported book value of CET as of December 31, 2007 and, accordingly, certain long-term assets of CET will be written down so that the net assets to be acquired by BMTS equal the price to be paid. The retained deficit of BMTS will be carried forward after the merger.

            MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF
                                 THE MERGER

     This discussion addresses only those CET shareholders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as financial institutions; investors in pass-through entities; tax-exempt organizations; dealers in securities or currencies; traders in securities that elect to use a mark to market method of accounting; persons who hold CET common stock as part of a straddle, hedge, constructive sale or conversion transaction; and persons who are not citizens or residents of the United States.

     Neither CET nor BMTS intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the merger.

     It is expected that the merger will be treated as a "reorganization" within the meaning of Section 368(a) of the Code. As a result, no gain or loss would be recognized by CET or by the shareholders of CET by virtue of U.S. federal income taxes.



                                     59

                             CHANGE OF DOMICILE
                              (PROPOSAL NO. 2)

The Reincorporation Proposal

     General

     The Board of Directors has unanimously approved and recommends that the shareholders approve the reincorporation of CET from the State of California to the State of Colorado (the "reincorporation merger"). The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of July 18, 2008 (the "Reincorporation Merger Agreement"), between CET and CET-Colorado. The boards of directors of CET and CET-Colorado have unanimously approved the merger agreement.

     Reasons for the Reincorporation

     The reincorporation merger is being proposed because the change of CET's domicile to Colorado is condition to closing the merger with BMTS. BMTS has made the change of domicile a condition of the merger because it has no operations in California, and the management of BMTS is familiar with the requirements of Colorado law.

     CET-Colorado

     CET-Colorado, a wholly owned subsidiary of CET, was incorporated under the Colorado Business Corporation Act ("CBCA") on July 17, 2008 exclusively for the purpose of merging with CET. The address and phone number of CET-Colorado's principal office are the same as those of CET. Prior to the reincorporation merger, CET-Colorado will have no material assets or liabilities and will not have carried on any business.

     If the reincorporation merger is completed, the rights of the shareholders of CET-Colorado will be governed by the CBCA and the articles of incorporation and bylaws of CET-Colorado (the "Colorado Articles of Incorporation" and the "Colorado Bylaws," respectively).

     The Reincorporation Merger Agreement

     The Reincorporation Merger Agreement provides that CET will merge with and into CET-Colorado, with CET-Colorado being the surviving corporation. Pursuant to the merger agreement, CET-Colorado will assume all assets and liabilities of CET, including obligations under our outstanding indebtedness and contracts. Our existing Board of Directors and officers will become the Board of Directors and officers of CET-Colorado and our existing subsidiaries will become the subsidiaries of CET-Colorado.



                                     60



     At the effective time of the reincorporation merger, each outstanding share of CET's common stock will automatically be converted into one share of CET-Colorado common stock. You will not have to exchange your existing stock certificates of CET for stock certificates of CET-Colorado. However, after consummation of the reincorporation merger, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to CET-Colorado's transfer agent for cancellation and obtain a new certificate.

     Pursuant to the reincorporation merger, CET-Colorado will assume all of CET's obligations under all of its existing stock incentive plans. Each award of shares of CET's common stock under such plans will be converted into an award of shares of CET-Colorado common stock on the same terms and conditions as in effect immediately prior to the reincorporation, and each outstanding option to purchase shares of CET common stock under such plans will be converted into an option to purchase the same number of shares of CET-Colorado common stock on the same terms and conditions as in effect immediately prior to the reincorporation. Options and rights granted under CET's incentive plans in the future will be for shares of CET-Colorado common stock.

     The Reincorporation Merger Agreement has been approved by the Board of Directors of CET-Colorado and by CET, as the sole shareholder of CET-Colorado. Approval of the reincorporation merger by CET's shareholders requires the affirmative vote of the holders of a majority of all common stock outstanding.

     A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Colorado Articles of Incorporation and the Colorado Bylaws.

     Effective Time

     If the reincorporation merger is approved, it is anticipated that the reincorporation merger will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of California in accordance with the CCC and the Articles of Merger to be filed with the Secretary of State of Colorado in accordance with the CBCA. However, the merger agreement may be terminated and abandoned by action of CET's board of directors at any time prior to the effective time of the reincorporation merger, whether before or after the approval by CET's shareholders, if the board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of CET and its shareholders.

     Effect of Not Obtaining the Required Vote for Approval

     If the reincorporation merger fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and CET will continue to be incorporated in California. In addition, since completion of the reincorporation merger is a condition to BMTS's obligation to close the merger with CET, the merger transaction with BMTS will not be completed unless BMTS waives this closing condition.


                                     61


Comparison of Shareholder Rights

     Significant Differences Between the Corporation Laws of California and Colorado

     The most significant differences between the corporate governance provisions of the charter documents of CET-Colorado and CET, and the reasons for and certain possible effects of these provisions are described below.

     Limitation on Ability to Call Shareholder Meetings

     Reincorporation of CET in the state of Colorado would not affect the ability of shareholders to call meetings. Under both Colorado and California Law, a special meeting of the shareholders may be called by the board, the chairman of the board, the president or by the holders of shares entitled to cast not less than 10% of the votes at such meeting.

     Action by Written Consent of Shareholders

     Both Colorado Law and California Law permit shareholders, unless specifically prohibited by the articles of incorporation, to take action without a meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action by written consent may, in some circumstances, permit the taking of shareholder action more rapidly than would be possible if a meeting of shareholders were required. Both the California Bylaws and the Colorado Bylaws permit shareholder action by written consent as permitted under applicable law.

     Board of Directors Composition

     Under California Law, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. Colorado Law permits the board of directors alone to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the articles of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of shareholders).

     The California Bylaws establish a range of four (4) to seven (7) directors, currently fixed by resolution of the Board at four (4). The Colorado Articles of Incorporation set the number of directors from not less than one or more than ten. The Colorado Bylaws provide that the number of directors is to be established within that range by a resolution of the board of directors. Following the reincorporation merger, the approval of the shareholders will not be required to change the number of directors as would be the case in California.

     Neither the California Articles and Bylaws nor the Colorado Articles and Bylaws provide for a classified board of directors although both California Law and Colorado Law permit classified boards with staggered terms.

                                     62



     Cumulative Voting

     California Law generally provides for cumulative voting. Cumulative voting may be eliminated by a corporation with outstanding securities listed on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market System. However, the California Bylaws currently permit cumulative voting.

     Under Colorado Law, cumulative voting is not available unless it is provided for in a corporation's articles of incorporation. The Colorado Articles do not provide for cumulative voting.

     Other Differences Between the Corporation Laws of California and
Colorado

     In addition to the provisions of California Law and Colorado Law that are discussed above, other provisions of California Law and Colorado Law differ in many respects, and consequently it is not practical to summarize all differences. A summary of certain significant differences that may affect the rights and interests of shareholders in CET-Colorado is set forth below.

     Vote Required for Certain Mergers and Consolidation

     Colorado Law relating to mergers and other corporate reorganizations differs from California Law in a number of respects. Generally, California Law requires a shareholder vote in more situations than does Colorado Law. Both California Law and Colorado Law provide for shareholder votes (except as indicated below and for certain mergers between a parent company and a subsidiary that is at least 90% owned by the parent company) of both the acquiring and acquired corporation to approve mergers and of the selling corporation for the sale of substantially all of its assets. In addition to the foregoing, subject to the exceptions described below, California Law requires the affirmative vote of a majority of the outstanding shares of (i) an acquiring corporation in a share-for-share exchange or a share-exchange tender offer, (ii) the acquiring and acquired corporations in a sale-of-assets reorganization, and (iii) any parent corporation whose equity securities are being issued or transferred in connection with a corporate reorganization.

     Colorado Law does not require a shareholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing certificate of incorporation, (ii) each outstanding or treasury share of the surviving corporation before the merger is unchanged after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California Law contains an exception to its voting requirements for reorganizations where any corporation or its shareholders immediately before the reorganization own (immediately, after the reorganization) more than five-sixths of the voting power of the surviving or acquiring corporation (or its parent); provided, however, that such exception is not available if (a) any amendments to the articles of the surviving corporation are made that would otherwise require shareholder approval or (b) if the holders of a disappearing corporation receive shares of the surviving corporation having different rights, preferences, privileges or restrictions than the shares surrendered.

                                     63



     Appraisal Rights in Mergers

     Under both California and Colorado Law, a dissenting shareholder of a corporation participating in certain transactions may, under varying circumstances, receive payment for the fair value of his or her shares (as determined by a court), in lieu of the consideration that he or she would otherwise receive in any such transaction. Under Colorado Law, such appraisal rights are not available with respect to (i) a sale, lease or exchange of substantially all the assets of a corporation; (ii) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 shareholders), if such shareholders receive shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 shareholders; or (iii) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger. Under Colorado Law, no vote of the shareholders of the surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met. See "Vote Required for Certain Mergers and Consolidations" above.

     In general, California Law affords dissenters' rights (appraisal rights are referred to as "dissenters' rights" in California) (a) in any reorganization for which shareholder approval is required and (b) to the shareholders of a subsidiary corporation in a short-form merger. The exclusions from dissenters' rights in mergers are somewhat different from those under Colorado Law. For example, in the case of a corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System, dissenters' rights generally are not available unless the holders of 5% or more of such class claim dissenters' rights. Also, under California Law, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, will own immediately after the reorganization more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the proposed reincorporation merger). Appraisal or dissenters' rights are, therefore, not available to shareholders of CET with respect to the reincorporation merger.

     Dividends

     California Law provides that a corporation may not make any distribution (including dividends, whether in cash or property, and repurchases or redemptions of its shares for cash or property) unless (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pretax and preinterest earnings for

                                     64



the preceding two fiscal years were less than the average interest expense for such years). In addition, California Law provides that a corporation may not make any such distribution if, as a result, the excess of the corporation's assets over its liabilities would be less than the liquidation preference of all shares having a preference on liquidation over the class or series to which the distribution is made. Such tests are applied to California corporations on a consolidated basis.

     Colorado Law provides that a corporation may, unless otherwise restricted by its articles of incorporation, make distributions to its shareholders so long as the corporation would be able to pay its debts as they become due in the usual course of business. However, distributions may not be made if, after giving effect to the distribution, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Colorado law defines the redemption or repurchase of shares as a distribution. The ability of a Colorado corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis.

     Interested Director Transactions

     Under both California Law and Colorado Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California Law and Colorado Law. Under California Law and Colorado Law, (a) either the security holders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board of directors approval the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Colorado) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California Law explicitly places the burden of proof on the interested director. Under California Law, if shareholder approval is sought, the interested director is not entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board of director approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Colorado Law, if board of director approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum).




                                     65



     Inspection Rights

     California Law provides for an absolute right of inspection of the shareholder list for any shareholder holding 5% or more of a corporation's outstanding voting shares or any shareholder holding 1% or more of a corporation's outstanding voting shares who has filed a Schedule 14A with the Securities and Exchange Commission. California Law also provides a right of inspection of the shareholder list to any shareholder for any purpose reasonably related to such holder's interest as a shareholder.

     Under the CBCA, a corporation's stockholders have the right to inspect, during regular business hours, the corporation's articles of incorporation, by-laws, records of all meetings of stockholders, records of actions taken by stockholders without a meeting within the prior three years, all written communications within the prior three years to all stockholders as a group or to holders of any class or series of stock as a group, a list of the names and business addresses of the corporation's current officers and directors, the most recent corporate report delivered to the Colorado Secretary of State, and all financial statements prepared for periods ending during the prior three years, upon written demand given at least five business days before the date upon which such stockholder wishes to inspect and copy such records. Pursuant to the CBCA, stockholders also may, upon written demand at least five days prior to such inspection and during regular business hours, inspect excerpts from minutes of any directors' meeting or action of directors taken without a meeting, records of any action taken by stockholders without a meeting, excerpts of any action taken by a committee of the directors while such committee was acting in place of the directors, waivers of notices of any meeting of stockholders, directors, or a committee of directors, accounting records of the corporation and the records of stockholders, provided that the stockholder meets the following conditions:
(i) the demand for such inspection is made in good faith for a proper purpose, (ii) the stockholder has been a stockholder of the corporation for at least three months immediately proceeding the demand, or holds at least five percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the stockholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

     Removal of Directors

     Under California Law, a director or the entire board of directors may be removed with or without cause by the affirmative vote of the holders of a majority of shares then entitled to vote; provided, however, that if less than the entire board of directors is to be removed, no director may be removed without cause if the shares voted against such removal (or not consenting in writing to such removal) would be sufficient to elect the director or directors in an election of the full authorized number of directors involving cumulative voting by shareholders. Under California Law, a director may also be removed for cause by the superior court in a suit by shareholders holding at least ten percent (10%) of the outstanding shares.




                                     66



     Under the CBCA, stockholders may remove one or more directors with or without cause by a majority vote of the stockholders entitled to elect such director(s), unless the articles provide that directors may only be removed for cause. The Colorado Articles do not require that directors be removed only for cause. The CBCA permits the removal of a director by stockholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director.

Rights of Dissenting Shareholders

     CET's shareholders will not have any right to dissent from the proposed reincorporation merger and demand payment for their shares. However, CET's shareholders will have certain rights to dissent and demand payment for their shares in connection with the proposed merger with BMTS. (See "The Merger - Rights of Dissenting Shareholders.")

Federal Income Tax Consequences of the Reincorporation Merger

     The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of CET's common stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of CET's common stock, or any foreign, state or local tax considerations. Accordingly, holders of CET's common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

     The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. CET has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

     CET believes that the reincorporation merger and the resulting reincorporation of CET from California to Colorado will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, (i) no gain or loss will be recognized by the holders of shares of CET's common stock upon consummation of the reincorporation merger, (ii) the aggregate tax basis of shares of CET-Colorado common stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of CET common stock exchanged in the reincorporation merger and (iii) the holding period of the shares of CET-Colorado common stock received in the reincorporation merger will include the period for which shares of CET common stock were held.

The board of directors recommends a vote FOR the reincorporation in Colorado.







                                     67



            AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK
                              (PROPOSAL NO. 3)

     In connection with the merger agreement, the Board of Directors has adopted a resolution proposing and declaring the advisability of amending CET's Articles of Incorporation to increase the number of shares of common stock that CET is authorized to issue from 20,000,000 shares to 100,000,000 shares and the number of shares of preferred stock that CET is authorized to issue from 5,000,000 to 10,000,000 shares. Since the number of shares to be issued in the merger with BMTS would exceed the number of shares currently authorized by CET's Articles of Incorporation, the proposed increase is necessary to complete the merger. In addition, the proposed increase in the authorized number of shares of common stock will give CET additional shares to provide flexibility for the future. In particular, CET may require addition funding for its operations and therefore may need the increased number of authorized shares to raise additional equity capital. In addition, the additional authorized shares may be used in the future for any other proper corporate purpose approved by the Board, including corporate mergers or acquisitions, shares reserved under stock option plans, stock dividends or splits, or other corporate purposes. The terms of any shares of preferred stock that may be issued in the future would be determined by the Board of Directors.

Vote Required and Board of Directors' Recommendation.

     The approval of the amendment of the Articles of Incorporation to increase the authorized number of shares of common stock requires the affirmative vote of a majority of the outstanding shares of common stock.

The Board of Directors recommends a vote FOR the approval of the amendment to the articles of incorporation to increase the authorized number of shares of common stock.


                     APPROVAL OF A REVERSE STOCK SPLIT
                             (PROPOSAL NO. 4)

     The merger agreement with BMTS provides that as a condition to closing that CET's shareholders shall have approved a proposal to amend CET's articles of incorporation to effect a reverse stock split. We are asking our shareholders to approve an amendment to CET's articles of incorporation ("Amendment") providing for a reverse stock split of CET's outstanding common stock (the "reverse stock split" or "reverse split") within a twelve month period from the date of the Special Meeting. The ratio for the reverse split would be determined by the Board of Directors within the range of 1-for-2 to 1-for-10. All of the shares of common stock that are issued and outstanding on the effective date of the reverse split would be effected by the reverse split. Following the effective date of the merger, there will be approximately 93,800,000 shares of CET common stock issued and outstanding, on a fully diluted basis.

     The purpose of the reverse stock split is to increase the per share trading price of CET's common stock. The Board of Directors believes that if the reverse stock split results in a substantially proportionate increase in the trading price of CET's common stock, the reverse stock split may improve


                                     68

the perception of CET's common stock as an investment and enable CET's common stock to appeal to a broader range of investors. CET believes that a number of institutional investors are unwilling to invest, and in some cases, have internal policies prohibiting them from investing, in lower priced stocks. CET also believes that many brokerage firms are reluctant to recommend lower priced stocks to their clients. Because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of CET's common stock can result in shareholders paying transaction costs that are a higher percentage of their total share value than would be the case if CET's common stock were priced substantially higher. This may limit the willingness of investors to purchase CET's common stock. By effecting a reverse stock split, CET believes it may be able to raise the trading price of its common stock to a level at which CET's common stock could be viewed more favorably by potential investors. If the reverse stock split results in an increased trading price and increased investor interest, the Board of Directors believes that shareholders may benefit from improved trading liquidity of CET's common stock. While there can be no assurance, we believe that many of the foregoing potential benefits may be realized with a stock price at or above $1.00 per share.

     We cannot predict whether the proposed reverse stock split would increase the market price for our common stock or do so for any sustained time period. The history of similar reverse stock splits for companies in similar circumstances is varied. Specifically, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase proportionately. In addition, if a reverse stock split is implemented by the Board of Directors, some shareholders may consequently own less than 100 shares of CET's common stock. A purchase or sale of less than 100 shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those shareholders who own less than 100 shares following the reverse stock split may be required to pay higher transaction costs if they should then determine to sell their shares of CET's common stock.

Procedure

     If the Amendment to effect the reverse stock split is approved by the shareholders, then the Board of Directors will have the authority, for the twelve month period following the date of the Special Meeting, to determine the reverse stock split ratio would be effective as of the date and time that the Amendment is filed with the Secretary of State of CET's State of incorporation at the time of the reverse stock split. Each share of the common stock issued and outstanding immediately prior to effective time of the reverse stock split (the "Old Shares"), will be, automatically and without any action on the part of the shareholders, converted into and reconstituted into a fraction of a share of CET's common stock (the "New Shares") depending on the ratio selected by the Board of Directors. Certificates representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. As soon as practicable after the effective date, shareholders will be notified that the reverse stock split has been effected. CET expects that its transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be

                                     69

set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares.

Fractional Shares

     No fractional shares will be issued in connection with the reverse stock split. Shareholders of record who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the reverse stock split ratio, will be entitled, upon surrender to the exchange agent of certificates representing such Old Shares, to a cash payment in lieu thereof at a price equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of the common stock, as reported on the OTCBB or such other trading market on which CET's common stock trades, on the last trading day prior to the effective date. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.

No Dissenters' Rights

     Under both the California Corporations Code and the Colorado Business Corporation Act ("CBCA"), our shareholders are not entitled to dissenter's rights with respect to the reverse stock split, and we will not independently provide shareholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury regulations under the Code, administrative rulings and judicial authority, all as of the date of this proxy statement. All of the foregoing authorities are subject to change, with or without retroactive effect, and any change could affect the continuing validity of this summary. This summary does not address any state, local or foreign income or other tax consequences. Furthermore, it does not address the tax consequences that may be applicable to particular shareholders in light of their individual circumstances or to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, shareholders who acquired their Old Shares through the exercise of options or otherwise as compensation, and shareholders who hold their Old Shares as part of a straddle, hedge, or conversion transaction. In addition, this summary does not address the tax consequences of the proposed reverse stock split to holders of options or warrants to acquire our common stock. This summary also assumes that the Old Shares were and the New Shares will be held as "capital assets," as defined in the Code (generally, property held for investment).



                                     70


     Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a shareholder upon such shareholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged. In general, shareholders who receive cash upon redemption of their fractional share interests in the New Shares as a result of the reverse stock split will recognize capital gain or loss based on their adjusted basis in the fractional share interests redeemed. The shareholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the reverse stock split.

Vote Required and Board of Directors' Recommendation.

     Approval of the proposed Amendment to effect a reverse split and a change in the authorized number of shares of common stock requires the affirmative approval of a majority of all CET's outstanding shares of common stock.

The Board of Directors recommends a vote FOR the approval of an amendment to CET's articles of incorporation to effect a reverse stock split.


                            APPROVAL OF NAME CHANGE
                               (PROPOSAL NO. 5)

      In connection with the merger agreement with BMTS, the Board of Directors has approved, subject to shareholder approval, an amendment to the Articles of Incorporation to change the name of CET to "BioMedical Technology Solutions Holdings, Inc.," or some other name which CET and BMTS may agree upon, effective at the time the merger with BMTS is completed.

     An affirmative vote of a majority of the outstanding shares of common stock will be required to approve the proposed amendment to CET's Articles of Incorporation.

The Board of Directors recommends a vote FOR the proposed name change amendment.

                                     71

                     APPROVAL OF 2008 EQUITY INCENTIVE PLAN
                                (PROPOSAL NO. 6)

General

     Shareholders are being asked to approve a new 2008 Equity Incentive Plan (the "2008 Plan"). CET's board of directors adopted the 2008 Plan on May 30, 2008, subject to shareholder approval. The 2008 Plan will go into effect only if the merger is consummated.

     CET's board of directors has determined that it is in the best interest of CET and its shareholders to adopt the 2008 Plan. CET's board of directors believes that:

  * to remain competitive with other technology companies with regard to its long-term incentive plans following the merger, CET must be able to provide employees with some level of equity compensation and that an inability to offer equity incentives to new and current employees would put CET at a competitive disadvantage with respect to attracting and retaining qualified personnel.

  * grants of stock options help create long-term equity participation in CET and thereby assist it in attracting, retaining, motivating and rewarding employees, consultants and directors;

  * awards of restricted stock can help achieve these objectives with fewer shares and lower dilution than options; and

  * stock options, restricted stock awards, stock bonus awards will be essential to attracting new employees and others who contribute to CET's growth and development.

     All of these employees and the directors of CET and its subsidiaries, as well as future employees, consultants and directors of CET and its subsidiaries, will be eligible to participate in the 2008 Plan. At the effective time of the merger, there will be approximately 15 persons eligible to participate in the Plan. No determination has been made with respect to any actual grants under the Plan.

	It is the intention of the persons who have been selected to become the officers and directors of CET after the merger that the shares issuable under the Plan will be registered under the Securities Act of 1933, as amended, in a registration statement on Form S-8 as soon as practicable following the effective date of the merger.

Summary of the 2008 Plan

     The following is a summary of the principal provisions of the 2008 Plan. This summary is qualified in its entirety by reference to the full text of the 2008 Plan, which is attached as Appendix B to this proxy statement.

    Summary of 2008 Equity Incentive Plan

     The 2008 Plan provides a means to make available shares of CET common stock through the grant of (1) both incentive and nonstatutory stock options,
(2) stock bonuses, (3) rights to purchase restricted stock and (4) stock


                                     72

appreciation rights (collectively, "Stock Awards"). Incentive stock options granted under the 2008 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2008 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Stock Awards.

     The 2008 Plan provides a means by which selected officers and employees of and consultants to CET and its affiliates could be given an opportunity to purchase common stock in CET, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of CET.

     The 2008 Plan is administered by the Board of Directors of CET. The Board has the power to construe and interpret the 2008 Plan and, subject to the provisions of the 2008 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an independent stock appreciation right; and the number of shares with respect to which a Stock Award shall be granted to each such person. The Board of Directors is authorized to delegate administration of the 2008 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 2008 Plan to the Compensation Committee of the Board. As used herein with respect to the 2008 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

        Incentive stock options and stock appreciation rights related to incentive stock options may be granted under the 2008 Plan only to selected employees (including officers and directors who are employees) of CET and its affiliates. Selected employees, non-employee directors and consultants are eligible to receive Stock Awards other than incentive stock options and such stock appreciation rights under the 2008 Plan. Non-employee directors are eligible only for nonstatutory stock options. No incentive stock option may be granted under the 2008 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of CET or any affiliate of CET, unless the incentive stock option exercise price is at least 110%of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 2008 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of CET and its affiliates) may not exceed $100,000. Non-employee directors are eligible only for nonstatutory stock options.

        CET has reserved a total of 2,000,000 shares of Common Stock for issuance under the 2008 Plan, after giving effect to the proposed reverse split. Because the reverse split could be within a range of 1-for-2 to 1-for-10, the percentage that 2,000,000 shares will represents as compared to the


                                     73

number of shares outstanding after the reverse split will depend on the size of the reverse split. In the event that no reverse split occurs within twelve months of the closing of the merger, there will be 2,000,000 shares reserved under the 2008 Plan. If any Stock Award granted under the 2008 Plan expires or otherwise terminates without being exercised, the Common Stock not purchased pursuant to such Stock Awards again becomes available for issuance under the 2008 Plan.

        The following is a description of the permissible terms of options under the 2008 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

        The exercise price of incentive stock options under the 2008 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 2008 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." In the event of a decline in the value of CET's Common Stock, The Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To date, the Board has not exercised such authority. To the extent required by Section 162(m), an option repriced under the 2008 Plan is deemed to be canceled and a new option granted. Both the options deemed to be canceled and the new options deemed to
be granted will be counted against the 2008 Plan share limitation.   The
exercise price of options granted under the 2008 Plan must be paid either:
(a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of CET,(ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

Option Exercise

     Options granted under the 2008 Plan may become exercisable ("vest") in cumulative increments as determined by the Board. Shares covered by options granted in the future under the 2008 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2008 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows CET to repurchase shares not yet vested at their exercise price should the optionee leave the employ of CET before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing CET to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of CET or by a combination of these means.

                                     74

Term

     The maximum term of options under the 2008 Plan is 10 years. Options under the 2008 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of CET or any affiliate of CET, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time not exceeding twelve months following such termination; (b) the optionee dies while employed by or serving as a consultant or director of CET or any affiliate of CET, or within three months after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

     The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the 2008 Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:

Purchase Price

     The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement, but in no event may the purchase price be less than 100% of the stock's fair market value on the date such award is made. Notwithstanding the foregoing, the Board may determine that eligible participants in the 2008 Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to CET for its benefit.

Consideration

        The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to CET or for its benefit.

Vesting

     Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of CET in accordance with a vesting schedule to be determined by the Board.



                                     75

Termination of Employment or Relationship as a Director or Consultant

     In the event a participant's continuous status as an employee, director or consultant terminates, CET may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between CET and such person.

Stock Appreciation Rights

     The three types of Stock Appreciation Rights that are authorized for issuance under the 2008 Plan are as follows:

     Tandem Stock Appreciation Rights. Tandem stock appreciation rights may be granted appurtenant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. Tandem stock appreciation rights require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution. The appreciation distribution payable on the exercised tandem right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (i) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

     Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights may be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. A concurrent right is exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent right pertains. The appreciation distribution payable on an exercised concurrent right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (i) the aggregate fair market value (on the date of the exercise of the concurrent right) of the vested shares of stock purchased under the underlying option which have concurrent rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

     Independent Stock Appreciation Rights. Independent stock appreciation rights may be granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options. The appreciation distribution payable on an exercised independent right may not be greater than an amount equal to the excess of (i) the aggregate fair market value (on the date of the exercise of the independent right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such independent right, and with respect to which the holder is exercising the independent right on such date, over (ii) the aggregate fair market value (on the date of the grant of the independent right) of such number of shares of Company stock. The appreciation



                                     76

distribution payable on the exercised independent right is in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent right.


     If there is any change in the stock subject to the 2008 Plan or subject to any Stock Award granted under the 2008 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 2008 Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, and the class, number of shares and price per share of stock subject to such outstanding options.

     The 2008 Plan provides that, in the event of a dissolution or liquidation of CET, specified type of merger or other corporate reorganization (a "Change-in-Control"), to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 2008 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 2008 Plan, or to substitute similar Stock Awards, then the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised during such time. Individual options may contain more liberal vesting acceleration provisions. The acceleration of a Stock Award in the event of a Change-in-Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of CET.

     The Board may suspend or terminate the 2008 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2008 Plan will terminate on the tenth anniversary of its adoption. The Board may also amend the 2008 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of CET within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 2008 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

     Under the 2008 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except


                                     77

 by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the nonstatutory stock option may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by CET under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Federal Income Tax Considerations.

     Incentive Stock Options. Incentive stock options under the 2008 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or the. Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the stock was held. Long-term capital gains currently are generally subject to lower tax rates than short-term capital gains (which are taxed at the ordinary income rate). The maximum long-term capital gains rate for federal income tax purposes is currently 15% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, CET will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the 2008 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or CET by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, CET is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, CET will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by


                                     78

the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the 2008 Plan generally have the following federal income tax consequences:

     Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, CET is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, CET will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on how long the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, CET is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, CET will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 2008 Plan, when combined with all other types of compensation received by a covered employee from CET, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with



                                     79

Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights maybe granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount(or formula used to calculate the amount) payable upon attainment of the performance goal).

Vote Required; Recommendation of the CET Board of Directors.

     If a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock present or represented at the Special Meeting is required for approval of the 2008 Plan.

     The CET board of directors recommends that you vote "FOR" the proposal to approve the 2008 Equity Incentive Plan.






















                                     80


                             SHAREHOLDER PROPOSAL
                               (PROPOSAL NO. 7)

     Mr. Michael P. Murphy, P.O. Box 145, Syracuse, New York 13211, a shareholder who beneficially owns 20,000 shares of CET's common stock, has notified CET of his intention to present the following proposal for consideration at the Special Meeting. Approval of this proposal would require the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting.

     RESOLVED: that shareholders of CET Services, Inc. urge the Compensation Committee of the Board of Directors (the "Committee") to adopt a policy requiring mandatory review of all executive compensation, and that until such time as the company is profitable for six (6) consecutive years, such compensation shall be limited to no more than $1,000.00 per week with the same fringe benefits that are offered to all employees. No other perks including, but not limited to, cash bonuses, autos, memberships, stock, options or any other extra remuneration shall be given executive personnel.

SUPPORTING STATEMENT

     CET Services, Inc. has continuing operations and/or net losses for three out of its four most recent fiscal years. Additionally on September 20, 2005, CET Services, Inc. received a written notice from the American Stock Exchange advising that the Company was not in compliance with the AMEX's listing requirements (contained in Section 1003(s)(i) of the AMEX Company Guide) because its has a shareholders equity of less than $4,000,000.

     Despite the lack of profits and AMEX's notice of non-compliance, CET Services Inc. board continues to reward leaders that have consistently failed to meet the shareholders minimum expectations.

     Since so many gross corporate abuses have come to light recently shareholders are taking a closer look at executive compensation practices in an attempt to avoid rewarding bad management and poor performance.

     Hoping to improve the financial transparency and accountability to shareholders, CET Services, Inc. should reform its compensation practices and policies.

     For these reasons, please vote for this resolution.

The Board of Directors Recommends a Vote Against this Proposal.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.



                                     81

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                    FOR THE ANNUAL MEETING TO BE HELD IN 2009

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2009 must be received at the offices of the Company, at its headquarters at the address disclosed in future filings with the SEC, a reasonable amount of time prior to the printing of the proxy statement related to that meeting in order to be included in the Company's proxy statement and proxy relating to that meeting.

     Shareholders intending to bring any business before the Annual Meeting of Shareholders to be held in 2009 that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, at least 45 days prior to the Annual Meeting of Shareholders, of the business to be presented. Any such notices received after said date will be considered untimely under Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended.


                      WHERE YOU CAN FIND MORE INFORMATION

     CET files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by Arpeggio with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at Judiciary Plaza, 100 F Street, N.E., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on CET at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.








                                     82

                    INCORPORATION OF INFORMATION BY REFERENCE

     The SEC allows CET to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that CET has previously filed with the SEC.

     The following filings with the SEC are incorporated by reference into this proxy statement:

     *  Annual Report on Form 10-KSB for the year ended December 31, 2007.

     *  Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008.

     * Current Reports on Form 8-K dated April 16, 2008; May 8, 2008; May 19, 2008 and July 9, 2008.

     You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

                         CET SERVICES, INC.
                         12503 E. Euclid Dr., #30
                         Centennial, Colorado 80111
                         Attention: Corporate Secretary
                         Telephone: (720) 875-9115


                       INFORMATION IN THIS PROXY STATEMENT

     Information and statements contained in this proxy statement, or any appendix to this proxy statement incorporated by reference in this proxy statement, are qualified in all respects by reference to the copy of the relevant document attached as an appendix to this proxy statement or incorporated in this proxy statement by reference.

     All information contained in this document relating to CET has been supplied by CET and all such information relating to BMTS has been supplied by BMTS. Information provided by one does not constitute any representation, estimate or projection of the other.

                                 Steven H. Davis, President
Centennial, Colorado
July 25, 2008








                                      83


                         INDEX TO FINANCIAL STATEMENTS

                                                                     Page
                                                                     ----

BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.

Report of Independent Registered Public Accounting Firm ............ F-2

Consolidated Balance Sheets at December 31, 2007 and 2006 .......... F-3

Consolidated Statements of Operations for the Years Ended
  December 31, 2007 and 2006 ....................................... F-4

Consolidated Statement of Changes in Shareholders' Equity for
  the Period from January 1, 2006 through December 31, 2007 ........ F-5

Consolidated Statements of Cash Flows for the Years Ended
  December 31, 2007 and 2006 ....................................... F-6

Notes to Consolidated Financial Statements ......................... F-7

Unaudited Consolidated Balance Sheet at March 31, 2008 ............. F-21

Unaudited Condensed Consolidated Statements of Operations -
  Three Months Ended March 31, 2008 and 2007 ....................... F-22

Unaudited Condensed Consolidated Statements of Cash Flows -
  Three Months Ended March 31, 2008 and 2007 ....................... F-23

Notes to Unaudited Condensed Consolidated Financial Statements ..... F-24

Unaudited Pro Forma Condensed Combined Financial Data .............. F-28

Unaudited Pro Forma Balance Sheet as at December 31, 2007 .......... F-29

Unaudited Pro Forma Income Statement for the Period Ended
  December 31, 2007 ................................................ F-30

Unaudited Pro Forma Balance Sheet as at March 31, 2008 ............. F-31

Unaudited Pro Forma Income Statement for the Three Months
  Ended March 31, 2008 ............................................. F-32









                                       F-1

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholders
Biomedical Technology Solutions, Inc.

We have audited the accompanying consolidated balance sheets of Biomedical Technology Solutions, Inc. as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in shareholders equity, and cash flows for the years ended December 31, 2007 and 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over consolidated financial reporting. Our audit included consideration of internal control over consolidated financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over consolidated financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Biomedical Technology Solutions, Inc. as of December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for the years ended December 31, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Cordovano and Honeck LLP

Cordovano and Honeck LLP
Englewood, Colorado
April 18, 2008










                                      F-2

                     BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                          Consolidated Balance Sheets

                                                        December 31,
                                                    2007           2006
                                                 -----------    -----------
              Assets
Current assets:
 Cash .........................................  $    52,831    $    71,388
 Trade accounts receivable, net of allowance
  for doubtful accounts .......................       32,186         13,084
 Inventory, at cost (Note 4) ..................      330,927        364,423
 Prepaid expenses and other ...................       24,210         15,183
                                                 -----------    -----------
     Total current assets .....................      440,154        464,078

Property and equipment, net of accumulated
 depreciation (Note 4) ........................       88,819        118,851

Others assets:
 Intangible assets, net of accumulated
  amortization (Note 4) .......................      287,076        176,523
 Other, net ...................................        5,000          5,000
                                                 -----------    -----------
                                                 $   821,049    $   764,452
                                                 ===========    ===========

              Liabilities and Shareholders' Equity
Current liabilities:
 Accounts and notes payable:
  Accounts payable ............................  $   123,388    $    83,147
  Note payable (Note 4) .......................      100,000           -
  Other current liabilities:
   Accrued payroll and other liabilities
    (Note 4) ..................................       59,713         13,362
   Deferred revenue ...........................       28,222         21,378
                                                 -----------    -----------
     Total current liabilities ................      311,323        117,887
                                                 -----------    -----------
Shareholders' equity (Note 7):
 Common stock, no par value, authorized
  40,000,000 shares, 8,870,000 and 8,475,000
  issued and outstanding ......................    2,877,500      1,950,000
 Additional paid-in capital ...................      466,932        200,123
 Accumulated deficit ..........................   (2,834,706)    (1,503,558)
                                                 -----------    -----------
     Total shareholders' equity ...............      509,726        646,565
                                                 -----------    -----------
                                                 $   821,049    $   764,452
                                                 ===========    ===========

See accompanying notes to consolidated financial statements.


                                       F-3


                     BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                     Consolidated Statements of Operations

                                                  Years Ended December 31,
                                                 --------------------------
                                                    2007           2006
                                                 -----------    -----------

Net sales .....................................  $   326,935    $   172,677
Cost of goods sold ............................      154,498         85,878
                                                 -----------    -----------
     Gross profit .............................      172,437         86,799
                                                 -----------    -----------

Operating expenses:
 Selling, general and administrative expenses
  (Note 5) ....................................    1,408,734      1,136,080
 Research and development expenses ............       93,322        202,066
                                                 -----------    -----------
     Total operating expenses .................    1,502,056      1,338,146
                                                 -----------    -----------
     Loss before non-operating income and
      expense and income taxes ................   (1,329,619)    (1,251,347)

Non-operating income and (expense):
 Nonoperating income ..........................        2,000            245
 Interest income ..............................        4,847         15,458
 Interest expense .............................       (8,375)          -
                                                 -----------    -----------
     Loss before income taxes .................   (1,331,147)    (1,235,644)

 Income tax provision (Note 6) ................         -              -
                                                 -----------    -----------
     Net loss .................................  $(1,331,147)   $(1,235,644)
                                                 ===========    ===========

Basic and diluted loss per share ..............  $     (0.15)   $     (0.15)
                                                 ===========    ===========

Weighted average common shares outstanding         8,818,077      8,012,179
                                                 ===========    ===========










See accompanying notes to consolidated financial statements.

\
                                       F-4

                     BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
           Consolidated Statement of Changes in Shareholders' Equity


                            Preferred Stock        Common Stock
Additional
                            ---------------   ----------------------    Paid-
in   Accumulated
                            Shares  Amount     Shares      Amount
Capital     Deficit         Total
                            ------  ------    ---------  -----------  -------
---  ------------  ------------

Balance at
 January 1, 2006 ..........    -      -       7,175,000  $  650,000   $   -
$  (267,915)  $   382,085

 Sale of common stock
 in private offering
 (Note 7) .................    -      -       1,350,000   1,350,000       -
-        1,350,000

Stock redemption (Note 7) .    -      -         (50,000)    (50,000)      -
-          (50,000)

Debt forgiveness (Note 3) .    -      -            -           -
150,000           -          150,000

Stock-based compensation
 (Note 7) .................    -      -            -           -
50,123           -           50,123

Net loss ..................    -      -            -           -          -
(1,235,644)   (1,235,644)
                            ------  ------    ---------  -----------  -------
--   -----------   -----------
Balance at
 December 31, 2006 ........    -      -       8,745,000    1,950,000
200,123    (1,503,559)      646,564

Debt conversion (Note 3) ..    -      -         100,000      150,000       -
-          150,000

 Sale of common stock
 in private offering
 (Note 7) .................    -      -         445,000      890,000       -
-          890,000

Stock redemption (Note 7) .    -      -        (112,500)    (112,500)      -
-         (112,500)

Return of common stock
 (Note 7) .................    -      -         (37,500)        -          -
-             -

Stock-based compensation
 (Note 7) .................    -      -            -            -
266,809          -          266,809

Net loss ..................    -      -            -            -          -
(1,331,147)   (1,331,147)
                            ------  ------    ---------  -----------  -------
--   -----------   -----------
Balance at
 December 31, 2007 ........    -      -       8,870,000  $ 2,877,500  $
466,932   $(2,834,706)  $   509,726
                            ======  ======    =========  ===========
=========   ===========   ===========












See accompanying notes to consolidated financial statements.

                                       F-5



                    BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                    Consolidated Statements of Cash Flows

                                                  Years Ended December 31,
                                                 --------------------------
                                                    2007           2006
                                                 -----------    -----------
Cash flows from operating activities:
 Net loss .....................................  $(1,331,148)   $(1,235,644)
 Adjustments to reconcile net loss to net
  cash used by operating activities:
   Depreciation and amortization ..............       74,030         48,157
   Stock based compensation expense ...........      266,809         50,123
   Changes in operating assets and liabilities:
    Increase in accounts receivable ...........      (19,101)       (13,085)
    Increase in prepaid expenses and other
     current assets ...........................       (9,028)       (17,098)
    Decrease (increase) in inventories ........       33,496       (344,423)
    Increase in accounts payable ..............       36,460         43,254
    Increase in accrued expenses ..............       50,132          9,581
    Decrease in other liabilities .............        6,844         12,408
                                                 -----------    -----------
     Net cash used in operating activities ....     (891,506)    (1,446,727)
                                                 -----------    -----------
Cash flows from investing activities:
 Increase in intangible assets ................     (149,582)       (44,554)
 Acquisition of equipment and leasehold
  improvements ................................       (4,969)      (114,820)
                                                 -----------    -----------
     Net cash used in investing activities ....     (154,551)      (159,374)
                                                 -----------    -----------
Cash flows from financing activities:
 Proceeds from notes payable ..................      250,000           -
 Common stock redemption ......................     (112,500)       (50,000)
 Proceeds from issuance of common stock              890,000      1,350,000
                                                 -----------    -----------
     Net cash provided by financing activities.    1,027,500      1,300,000
                                                 -----------    -----------
     Net change in cash and cash equivalents ..      (18,557)      (306,101)

Cash and cash equivalents:
 Beginning of year ............................       71,388        377,489
                                                 -----------    -----------
 End of year ..................................  $    52,831    $    71,388
                                                 ===========    ===========
Supplemental disclosure of cash flow information:
 Cash paid during the year for:
  Income taxes ................................  $      -       $      -
                                                 ===========    ===========
  Interest ....................................  $      -       $      -
                                                 ===========    ===========
Non-cash financing activities:
 Related party debt forgiven ..................  $      -       $   150,000
                                                 ===========    ===========
 Debt converter to common stock ...............  $   150,000    $      -
                                                 ===========    ===========
 Return of common stock .......................  $    37,500    $      -
                                                 ===========    ===========

See accompanying notes to consolidated financial statements.

                                       F-6


       BIOMEDICAL TECHNOLOGY SOLUTIONS, INC., AND SUBSIDIARIES NOTES TO
                        CONSOLIDATED FINANCIAL STATEMENTS

Unless the context requires otherwise, "we," "us" or "our" refers to Biomedical Technology Solutions, Inc. and its subsidiary on a consolidated basis.

Note 1 - Nature of Business and Risk Management
We market the Demolizer[R] II System.   The Demolizer[R] II System is a
tabletop device that converts infectious biomedical waste into non-
biohazardous material.   The Demolizer[R] II System also includes components
that have been upgraded to incorporate enhanced process controls, safety
features, and integrated quality systems.   We earn revenue by selling or
leasing our products to our customers. BMTS targets medical clinics, nursing homes, dentists, pharmacies, veterinarians, professional sports teams, colleges, and defense industries, which make up the estimated 1,000,000 low-medium volume infectious waste generators in the U.S. Additionally, we are in development of a portable product suitable for use by in home care providers and individuals who require safe and convenient disposal of their personal biomedical waste.

Note 2 - Summary of Significant Accounting Policies

Principles of Consolidation:
The consolidated financial statements include the accounts of Biomedical Technology Solutions, Inc. and its wholly owned subsidiary, BMTS Leasing LLC. All significant intercompany accounts and transactions have been eliminated.

Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. For example, we make estimates of the amount of receivables we will collect, the useful lives of our assets, the number of products that will be returned under warranty and our income tax liabilities. Such estimates are based on historical trends and on various other assumptions that are believed to be reasonable under the circumstances. Actual results could differ from our estimates.

Fair Value of Financial Instruments:
We value our financial instruments as required by Statement of Financial Accounting Standard (SFAS) No. 107, "Disclosures about Fair Value of Financial Instruments". The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

Our financial instruments primarily consist of cash and cash equivalents, accounts receivable, prepayments and deposits, short-term note payable, other payables and accrued liabilities.



                                       F-7


As of the balance sheet date, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short term maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

Environmental Matters:
We do not have environmental liabilities recorded at December 31, 2007 nor are we aware of any issues that could initiate the need for environmental remediation.

Cash Equivalents and Short-Term Investments:
We consider all highly liquid investments with a maturity of less than three months when purchased to be cash equivalents. Short-term investments consist of certificates of deposit, which mature in less than one year.

Accounts Receivable:
Accounts receivable consist primarily of amounts due to us from our normal business activities. Accounts receivable balances are determined to be past due when the amount is overdue based on the contractual terms with the customer. We maintain an allowance for doubtful accounts to reflect the expected uncollectibility of accounts receivable based on past collection history and specific risks identified among uncollected accounts. Accounts receivable are written off against the allowance for doubtful accounts when we have determined that the receivable will not be collected and/or when the account has been referred to a third party collection agency. There was no bad debt expense for the years ended December 31, 2007 and 2006, respectively. Past due accounts (more than 90 days) totalled $-0- at December 31, 2007.

Inventory Valuation:
Inventories are valued at cost, which is not in excess of current market prices and are maintained on the first-in-first-out method.

Property and Equipment:
Property and equipment are stated at cost. Depreciation and amortization, which include the depreciation of assets recorded under capital leases, are computed using the straight-line method over the estimated useful lives of the assets as follows:

     Leasehold improvements ................. 1.5 years
     Computer equipment .....................   3 years
     Office equipment .......................   3 years
     Furniture and fixtures .................   5 years
     Molds and tools ........................   5 years

Expenditure for repairs and maintenance is expensed as incurred. When assets are retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.


                                       F-8


Intangibles:
Indefinite lived intangibles are not amortized but are subject to an annual impairment test. According to Statement of Financial Accounting Standards ("SFAS") No. 142, other intangible assets will continue to be amortized over their useful lives. We have determined that our customer relationships have a useful life of four years based upon the type of customer. We have patent intangibles with a useful life of five years. We have determined that our permits, trademark and licenses have indefinite lives and accordingly, are not amortized.

Revenue Recognition:
Revenues from product sales are recognized at the time the goods are shipped to the ordering customer.

Revenues from leasing products are recognized under the Operating Method. Under this method, we record each rental receipt as rental revenue. We depreciate the leased product in the normal manner with depreciation expense of the period matched against the rental revenue. The amount of revenue recognized in each accounting period is a level amount (straight-line basis) representing the time period in which our customer derives benefits from our product. Revenues from leasing products were immaterial in 2007. We had no revenues from leasing products in 2006.

In addition to the depreciation charge, we expense maintenance costs and the costs of any other services rendered under the lease as incurred.

Unearned revenues consisted of extended warranties collected in advance. Following is a summary of extended warranties for the years ended December 31, 2007 and 2006:

                                                 Years Ended December 31,
                                                    2007         2006
                                                 ----------   ----------

     Beginning of year balance ................   $ 21,378     $  -
     Amount of cash received from customers....     19,339      20,580
     Amount of revenue recognized in earnings..    (12,495)        798
                                                  --------     -------
     End of year balance ......................   $ 28,222     $21,378
                                                  ========     =======

Stock-Based Compensation:
In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 123R, Share-Based Payment ("SFAS No. 123R"). SFAS No. 123R is a revision of SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123"), and supersedes Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB No. 25"), and its related implementation guidance.








                                       F-9

On January 1, 2006, we adopted the provisions of SFAS No. 123R which requires the measurement and recognition of compensation expense for all stock-based payment awards made to our employees and directors. Under the fair value recognition provisions of SFAS No. 123R, stock-based compensation cost is measured at the grant date based on the value of the award and is recognized as expense over the vesting period.

Determining the fair value of stock-based awards at the grant date requires considerable judgment, including estimating the expected future volatility of our stock price, estimating the expected length of term of granted options and selecting the appropriate risk-free rate. Our expected volatility is based upon the historical experience of a selected peer group, as there is no established trading market for our stock. The expected term of the stock options is based upon its legal life. The risk-free interest rate assumption is based upon the average of the U.S. Treasury three and five-year yield rates. If factors change and we employ different assumptions, stock-based compensation expense may differ significantly from what we have recorded in the past.

Selected Operating Expenses:
Research and development costs are charged to earnings as incurred and were $93,322 and $206,066, respectively in 2007 and 2006. Advertising expenses are charged to earnings as incurred and were $-0- and $395, respectively, in 2007 and 2006.

Income Taxes:
We maintained a full valuation allowance on our net deferred tax assets as of December 31 2007 and 2006. The valuation allowance was determined in accordance with the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, or SFAS No. 109, which requires an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable; such assessment is required on a jurisdiction by jurisdiction basis. Expected future losses represented sufficient negative evidence under SFAS No. 109 and accordingly, a full valuation allowance was recorded against deferred tax assets. We intend to maintain a full valuation allowance on the deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance. Deferred income tax liabilities and assets are determined based on the differences between the financial statement and income tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Loss per Common Share:
SFAS 128, Earnings per Share, requires presentation of "basic" and "diluted" earnings per share on the face of the statements of operations for all entities with complex capital structures. Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted during the period. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation. At December 31, 2007, the Company has options outstanding that could be exercised representing a total of 625,000 additional shares. All have been excluded from the weighted average share calculation because they would be anti-dilutive.

                                       F-10


Related Parties:
Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

Segment Reporting:
SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" establishes standards for reporting information about operating segments on a basis consistent with the Company's internal organization structure as well as information about geographical areas, business segments and major customers in the financial statements. The Company operates in one principal reportable segment in the United States.

New Accounting Standards:
In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109" ("FIN 48"). This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, except for nonpublic and pass-through entities which will have to comply for periods that begin after December 15, 2007. We are currently evaluating the impact of the adoption of FIN 48; however we do not expect that it will have a material impact on our consolidated financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, "Fair Value Measurements ("SFAS No. 157")." SFAS No. 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. SFAS No. 157 requires companies to disclose the fair value of their financial instruments according to a fair value hierarchy as defined in the standard. Additionally, companies are required to provide enhanced disclosure regarding financial instruments, including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are currently evaluating the impact of the adoption of SFAS No. 157; however we do not expect that it will have a material impact on our consolidated financial statements.





                                       F-11

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. The Company believes that SFAS 159 should not have a material impact on the consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations", or SFAS No. 141R. SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company expects SFAS No. 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. The Company is still assessing the impact of this pronouncement.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51, or SFAS No. 160". SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS 160 should not have a material impact on the consolidated financial position or results of operations.

Note 3 - Related Party Transactions

In 2006, a principle shareholder forgave our promissory note totalling $150,000. The promissory note was non-interest-bearing, was due on June 30, 2006 (or upon the successful offering of common stock-whichever came first) and was unsecured. The debt forgiveness was treated as contributed capital.

In 2007, a shareholder converted a promissory note, totalling $150,000, into 100,000 shares of our common stock. No gain or loss was recorded on the transaction.









                                       F-12


Note 4 - Balance Sheet Details

Inventory:
Inventory consisted of the following classifications as of December 31, 2007 and 2006:

                                               December 31,
                                          --------------------
                                            2007        2006
                                          --------    --------
     Raw materials .....................  $263,663    $280,998
     Work-in-process ...................    15,900      15,538
     Finished goods ....................    51,364      67,887
                                          --------    --------
                                          $330,927    $364,423
                                          ========    ========

Property and equipment:
Listed below are the major classes of property and equipment as of December 31, 2007 and 2006:

                                               December 31,
                                          --------------------
                                            2007        2006
                                          --------    --------
     Equipment leased to customers .....  $ 17,871    $   -
     Computer equipment ................    36,039      36,039
     Office equipment ..................    20,366      19,745
     Furniture and fixtures ............     9,474       9,474
     Molds and tools ...................    66,428      63,368
     Computer software .................    22,434      22,434
     Leasehold improvements ............     5,524       5,524
                                          --------    --------
                                           178,136     156,584
     Less: accumulated depreciation ....   (89,317)    (37,733)
                                          --------    --------
                                          $ 88,819    $118,851
                                          ========    ========

Depreciation expense was $44,750 and $36,383, respectively, for the years ended December 31, 2007 and 2006.

Intangibles:
In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets". Under SFAS 142, goodwill and other indefinite lived intangibles are no longer amortized and are subject to an annual impairment test, or to more frequent testing if circumstances indicate that they may be impaired. In 2007 and 2006 we performed our annual impairment evaluations and determined that there was no impairment. At December 31, 2007 and 2006, we had $140,797 and $115,490, respectively, of indefinite lived intangibles that consist of trademarks and environmental licenses and permits for which we performed an
annual impairment test, and determined there was no impairment.   In
accordance with SFAS 142, other intangible assets will continue to be amortized over their useful lives.

                                       F-13


During the years ended December 31, 2007 and 2006, we recorded legal and other incidental costs totalling $113,067 and $34,064, respectively, in connection with our Demolizer II patent with an amortization period of five years. In 2007, we assigned $25,307 to trademarks with indefinite lives. In 2006, we assigned $15,000 to customer relationships with an amortization period of four years, $105,000 to licenses and permits with indefinite lives, and $10,490 to trademarks with indefinite lives.

As of December 31, 2007 and 2006, the carrying values of our major types of intangible assets are as follows:

                                        December 31,       Weighted Avg.
                                     -------------------   Amortization
                                       2007       2006     Period (Yrs)
                                     --------   --------   ------------
     Limited-life Intangibles
Patent ...........................   $177,131   $ 64,064
Customer list ....................     15,000     15,000       4.0
                                     --------   --------
                                      192,131     79,064       5.0
Less: accumulated amortization ...    (45,852)   (18,031)
                                     --------   --------
                                      146,279     61,033
     Indefinite-life Intangibles
Trademark ........................   $ 35,797   $ 10,490       n/a
Licenses and permits .............    105,000    105,000       n/a
                                     --------   --------
                                      140,797    115,490
                                     --------   --------
                                     $287,076   $176,523
                                     ========   ========

Amortization expense was $29,280 and $11,774 for the years ended December 31, 2007 and 2006, respectively.

Accrued Liabilities:
Accrued liabilities consisted of the following accounts as of December 31, 2007 and 2006:

                                             December 31,
                                          -----------------
                                            2007     2006
                                          -------   -------
     Accrued payroll ...................  $59,713   $ 9,581
     Accrued interest payable ..........     -        3,781
                                          -------   -------
                                          $59,713   $13,362
                                          =======   =======




                                       F-14


Note Payable:
At December 31, 2007 we were obligated under the terms of a promissory note, primarily issued for working capital, in the amount of $100,000. The promissory note is unsecured and carries an interest rate of 12 percent. The note matures on March 7, 2008. The weighted average interest rate on short-term obligations outstanding as of December 31, 2007 was 12 percent. The average dollar amount of the borrowings in 2007 and 2006 was $175,000 and $0, respectively and interest expense on short-term borrowings was $3,800 and $0 for 2007 and 2006, respectively.

Note 5 - Selling, General and Administrative Expenses

Selling, general and administrative expenses consisted of the following components as of December 31, 2007 and 2006:

                                                December 31,
                                          -----------------------
                                             2007         2006
                                          ----------   ----------
     Selling ..........................   $  215,529   $  183,315
     General office ...................      764,376      798,638
     Depreciation and amortization ....       74,030       48,157
     Travel ...........................       43,333       22,801
     Other ............................      311,466       83,169
                                          ----------   ----------
                                          $1,408,734   $1,136,080
                                          ==========   ==========

Note 6 - Income Taxes

A reconciliation of the income tax provision computed at the federal statutory rate to the effective tax rate for the years ended December 31, are as follows:

                                              Years Ended December 31,
                                              -----------------------
                                                 2007         2006
                                              ----------   ----------
  U.S. statutory federal rate, graduated ...    34.00%       34.00%
  State income tax rate, net of federal ....     4.63%        4.63%
  Depreciation .............................     1.33%        1.02%
  Net operating loss (NOL) for which no
   tax benefit is currently available ......   -39.96%      -39.65%
                                               -------      -------
                                                 0.00%        0.00%
                                               =======      =======









                                       F-15


The types of temporary differences between the tax basis of assets and their financial reporting amounts that give rise to a significant portion of the deferred assets and liabilities are as follows:

                                                December 31,
                                          -----------------------
                                             2007         2006
                                          ----------   ----------
     Current ...........................    $ 793        $ 134
     Long-term .........................      -            -
                                            -----        -----
                                            $ 793        $ 134
                                            =====        =====

                           December 31, 2007     December 31, 2006
                          -------------------   -------------------
                          Temporary     Tax     Temporary     Tax
                          Difference   Effect   Difference   Effect
                          ----------   ------   ----------   ------
Deferred Assets:
 Depreciation .........    $ 4,041     $ 793      $ 682      $ 134
                           =======     =====      =====      =====

The net change in the valuation allowance as of December 31, 2007 and 2006 was $659 and $(4,838), respectively.

At December 31, 2007 and 2006, the Company had a tax loss of $1,018,422 and $1,164,836, respectively. As of December 31, 2007 and December 31, 2006 the Company has fully allowed for these losses in the valuation allowance. The valuation allowance offset the net deferred tax asset for which there is no assurance of recovery. The net operating loss carry forward will expire in 2026 and 2027 respectively. Cash payments for income taxes were $-0- and $-0-for the years ended December 31, 2007 and 2006, respectively.

We are currently evaluating the impact of the adoption of FIN 48; however we do not expect that it will have a material impact on our consolidated financial statements.

Note 7 - Shareholders' Equity

Preferred Stock:
We are authorized to issue 10,000,000 shares of no par value preferred stock. The Company's Articles of Incorporation authorize the Company's Board of Directors to establish the number of preferred shares to be included in each series and to fix the designation and relative powers, including voting powers, preferences, relative participating, optional and other rights, qualifications, limitations and restrictions of each series. There were no shares of preferred stock issued or outstanding at December 31, 2007 and 2006.






                                       F-16


Private Common Stock Offerings:
In January 2005, BMTS commenced an offering of shares of its common stock on a "best efforts" basis at an offering price of $1.00 per share. The Company closed the offering in October 2006. BMTS sold 1,350,000 shares of common stock for proceeds of $1,350,000 in 2006.

In February 2007, BMTS commenced an offering of shares of its common stock on a "best efforts" basis at an offering price of $2.00 per share. The Company sold 445,000 shares of common stock for proceeds of $890,000 during 2007.

Stock Based Compensation Expense:
Stock-based compensation was related solely to stock options that vested during 2007 and 2006. During the year ended December 31, 2007 and 2006, we recognized compensation expense of $266,809 and $50,123, respectively, for stock options which is reflected in the consolidated statements of operations. The following table presents details of the total stock-based compensation expense resulting from stock option awards included in the consolidated statements of income:

                                          Years Ended December 31,
                                          ------------------------
                                             2007          2006
                                           ---------     --------
   Selling, general and administrative
    expense .............................  $ 266,809     $ 50,123
                                           ---------     --------
   Effect on pre-tax loss ...............    266,809       50,123
   Tax effect of stock-based compensation
    expense .............................       -            -
                                           ---------     --------
   Effect on net loss ...................  $ 266,809     $ 50,123
                                           =========     ========

As of December 31, 2007, there was $10,293 of total unrecognized compensation expense, related to non-vested option awards, which is expected to be recognized over a period of approximately two years.

Stock Options:
Options granted to officers and employees in 2007 and 2006 vested in from one to three years. Our stock option policy is as follows: (1) the exercise price per share of an option granted may not be less than the closing price of a share of our common stock on the date of grant. (2) The maximum term of an option granted may not exceed 7 years. (3) An option may be exercised only when it is vested and, in the case of an option granted to an employee (including an officer), only while he or she remains an employee and for a limited period following the termination of his or her employment. (4) New shares are issued upon exercise of stock options.






                                       F-17


Option activity for the year ended December 31, 2007 is summarized as follows:

                                     Weighted      Weighted
                                     Average       Average
                                     Exercise     Remaining    Aggregate
                         Number of     Price     Contractual   Intrinsic
                           Shares    Per Share       Life        Value
                         ---------   ---------   -----------   ---------
Outstanding at
 January 1, 2006 .....        -       $  -           N/A
Granted ..............     700,000    $ 1.00      5.85 years
Exercised ............        -          -           N/A
Cancelled/Expired ....        -          -           N/A
                         ---------    ------      ----------
Outstanding at
 December 31, 2006 ...     700,000    $ 1.00      5.85 years     $  -
Granted ..............     325,000    $ 1.00      5.85 years        -
Exercised ............        -          -           N/A
Cancelled/Expired ....        -          -           N/A
                         ---------    ------      -----------    ------
Outstanding at
 December 31, 2007 ...   1,025,000    $ 1.00      5.85 years     $  -
                         =========    ======      ===========    ======
Exercisable at
 December 31, 2007         650,000    $ 1.00      5.77 years     $  -
                         =========    ======      ===========    ======

The grant-date fair value of options granted during the years ended December 31, 2007 and 2006 were $104,325 and $222,900, respectively. The total intrinsic value of options exercised during the years ended December 31, 2007 and 2006 were $-0- and $-0-, respectively.

Outstanding options at December 31, 2007 had a weighted average remaining contractual life of 5.85 years with an aggregate intrinsic value of $-0-. Exercisable options at December 31, 2007 had a weighted average remaining contractual life of 5.77 years with an aggregate intrinsic value of $-0-.

Compensation expense for all stock-based compensation awards granted in 2007 and 2006 was valued using the Black-Scholes option pricing model. The share prices used in the calculations were determined by our Board of Directors based on contemporaneous sales of common stock to unrelated third-parties. The expected term of options granted was estimated by management and is within the safe-harbor provisions of the SEC. The expected volatility of our share price is based upon the market prices of a peer group of companies. The expected dividend yield is zero. The risk-free interest rate is based on the average of the U.S. Treasury T-Bills and 1-year yield rates.






                                       F-18


Assumptions used in the Black-Scholes model are presented below:

     Risk-free interest rate ...............    4.81%   to   5.03%
     Dividend yield ........................    0.00%
     Volatility factor .....................   31.00%
     Weighted average expected life ........   4 years

Common Stock Redemptions and Cancellation:
Pursuant to an agreement dated September 13, 2006, the Company has the right (but not the obligation) to re-purchase up to 500,000 of the shares of common stock then held by a principal shareholder, at $1.00 per share through December 31, 2008 and 300,000 shares of common stock at $2.00 per through December 31, 2009. Through December 31, 2007, the Company has repurchased 162,500 shares of its common stock from the principal shareholder for $162,500.

In addition, the principal shareholder voluntarily returned 37,500 shares of the Company's common stock to the Company in 2007. All returned shares have been cancelled and returned to unissued status. There were no treasury shares outstanding as of December 31, 2007.

Note 8 - Lease Commitments

We lease office and warehouse space under operating lease agreements, which expire at various dates over the next year. The leases for most of the properties contain renewal provisions.

Minimum future rental payments under non-cancelable operating leases that have initial or remaining terms in excess of one year as of December 31, 2007 for each of the next five years and in the aggregate are as follows:

     Year ending December 31,
     2008 ..................................  $ 85,140
     2009 ..................................    20,678
                                              --------
                                              $105,818
                                              ========

Rent expense for 2007 and 2006 was $120,485 and $98,664, respectively.

Note 9 - Concentrations and Credit Risk:
Our sales are concentrated in the medical waste disposal industry, which is highly competitive and rapidly changing. Significant technological changes in the industry, changes in customer requirements, changes in product costs and selling prices, or the emergence of competitor products with new features, capabilities, or technologies could adversely affect our operating results.







                                       F-19



Our revenue is concentrated in the Demolizer[R] II System, consumable sharps and red bag waste collectors, replacement filter cartridges, and ancillary small supplies such as carts, labels, wall mounting brackets, etc.

Financial instruments, which potentially subject us to concentrations of credit risk, consist principally of accounts receivable. Credit risk on trade receivables is minimized as a result of the large size of our customer base. No single customer represents greater than 15 percent of total accounts receivable. We perform ongoing credit evaluation of our customers and maintain allowances for potential credit losses.

We currently outsource the manufacture of our Demolizer[R] II Systems, an integral component of our product line, and electronic subsystems to one company, Technology Driven Products, Inc. (TDPI) of Loveland, CO. We are dependent on TDPI to assemble and test our products. Failure by TDPI to satisfy our requirements on a timely basis at competitive prices and in sufficient quantities could cause us to suffer manufacturing delays, a possible loss of revenues, or higher than anticipated costs of revenues, any of which could have a severe adverse affect on our operating results.

The Resource Conservation and Recovery Act of 1976, as amended, requires the EPA to develop and evaluate environmentally sound methods for management of solid waste. In addition, the Act requires EPA to establish a "cradle-to-grave" management system for solid wastes that are identified as hazardous. Infectious medical waste falls within this category.

OSHA regulations have also been established to limit on-the-job exposure to blood and potentially infectious materials that could result in transmission of blood borne pathogens and lead to disease or death. Failure to comply with OSHA regulations can result in fines of up to $70,000 based on criteria outlined in the OSHA instructions CPL 2.45B CH-4.






















                                       F-20


                    BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                Unaudited Condensed Consolidated Balance Sheet
                               March 31, 2008

                                                                   2008
                                                               -----------
Assets
Current assets:
 Cash                                                          $    30,856
 Accounts receivable, net of allowance for doubtful accounts        55,913
 Inventory                                                         278,678
 Prepaid expenses                                                   18,453
                                                               -----------
     Total current assets                                          383,900

Property and equipment, net of accumulated depreciation             93,666

Intangible assets, net of accumulated amortization                 284,289
Other, net                                                           5,000
                                                               -----------
                                                               $   766,855
                                                               ===========

Liabilities and shareholders' (deficit)
Current liabilities:
 Notes payable                                                 $   230,000
 Accounts payable                                                  140,135
 Accrued payroll and other liabilities                              96,611
 Deferred income                                                    17,728
                                                               -----------
     Total current liabilities                                     484,474
                                                               -----------
Shareholders' (deficit):
 Common stock, no par value, 40,000,000 shares
  authorized, 8,920,000 shares issued and outstanding            2,977,500
 Additional paid in capital                                        473,551
 Accumulated deficit                                            (3,168,670)
                                                               -----------
                                                                   282,381
                                                               -----------
                                                               $   766,855
                                                               ===========




See accompanying notes to unaudited condensed consolidated financial statements.





                                       F-21


                     BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
           Unaudited Condensed Consolidated Statements of Operations
                   Three Months Ended March 31, 2008 and 2007

                                                       2008          2007
                                                    ----------    ----------
Net sales                                           $  139,654    $   58,387
Cost of sales                                           52,256        30,766
                                                    ----------    ----------
     Gross profit                                       87,397        27,621

Other costs and expenses:
 Selling, general and administrative                   399,457       355,229
 Research and development expenses                      17,102        27,650
                                                    ----------    ----------
     Total operating expenses                          416,559       382,878
                                                    ----------    ----------
Loss before non-operating income and expense
 and income taxes                                     (329,162)     (355,258)

Other income and (expense):
 Other Income                                              177           845
 Interest expense                                       (4,979)       (4,594)
                                                    ----------    ----------
                                                        (4,802)       (3,749)
                                                    ----------    ----------
     Net loss before income taxes                     (333,964)     (359,007)

Income tax provision                                      -             -
                                                    ----------    ----------
     Net loss                                       $ (333,964)   $ (359,007)
                                                    ----------    ----------
Basic and diluted loss per share                    $    (0.04)   $    (0.04)
                                                    ==========    ==========
Weighted average common shares outstanding           8,920,000     8,487,500
                                                    ==========    ==========










See accompanying notes to unaudited condensed consolidated financial statements.



                                       F-22


                     BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
            Unaudited Condensed Consolidated Statements of Cash Flows
                    Three Months Ended March 31, 2008 and 2007

                                                       2008          2007
                                                    ----------    ----------
Net cash (used in) operating activities             $ (232,909)   $ (346,140)

Cash flows from investing activities:
 Increase in intangible assets                          (7,230)      (45,449)
 Acquisition of property and equipment                 (11,835)         -
                                                    ----------    ----------
     Net cash (used in) investing activities           (19,065)      (45,449)
                                                    ----------    ----------
Cash flows from financing activities:
 Proceeds from sale of common stock                    100,000       400,000
 Common stock redemption                                  -          (37,500)
 Proceeds from notes payable                           130,000          -
                                                    ----------    ----------
     Net cash provided by financing activities         230,000       362,500
                                                    ----------    ----------
Increase (decrease) in cash                            (21,975)      (29,089)
Cash and cash equivalents, beginning of period          52,831        71,388
                                                    ----------    ----------
Cash and cash equivalents, end of period            $   30,856    $   42,299
                                                    ==========    ==========






















See accompanying notes to unaudited condensed consolidated financial statements.

                                       F-23


           BIOMEDICAL TECHNOLOGY SOLUTIONS, INC. AND SUBSIDIARIES
       NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)


Unless the context requires otherwise, "we," "us" or "our" refers to Biomedical Technology Solutions, Inc. and its subsidiary on a consolidated basis.

Note 1 - Basis of Presentation of Interim Period
The accompanying unaudited financial statements of the Company at March 31, 2008 and 2007 have been prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial statements, instructions to Form 10-Q, and Regulation S-X. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. These condensed financial statements should be read in conjunction with the financial statements and notes thereto included in elsewhere in this Proxy Statement. In management's opinion, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation to make the Company's financial statements not misleading have been included. The results of operations for the periods ended March 31, 2008 and 2007 presented are not necessarily indicative of the results to be expected for the full year.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Value
In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurement" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosure about fair value measurements. This statement is effective for financial statements for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company adopted SFAS 157 on January 1, 2008. Adoption of this statement did not have a material impact on the financial statements of the Company.

Recent Pronouncements
The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.


                                       F-24


In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS 141R"). SFAS 141R will change the accounting for business combinations. Under SFAS 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations we engage in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company expects SFAS 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. The Company is still assessing the impact of this pronouncement.

In December 2007, the FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements-An Amendment of ARB No. 51" ("SFAS 160"). SFAS 160 establishes new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS 160 should not have a material impact on our financial position or results of operations.

Note 2 - Income Taxes

The Company accounts for income taxes in interim periods as required by Accounting Principles Board Opinion No. 28, "Interim Financial Reporting" and as interpreted by FASB Interpretation No. 18, "Accounting for Income Taxes in Interim Periods." The Company has determined an estimated annual effective tax rate. The rate will be revised, if necessary, as of the end of each successive interim period during the Company's fiscal year to the Company's best current estimate.

Note 3 - Related Party Transactions

In January 2007, a shareholder converted a promissory note, totalling $150,000, into 100,000 shares of our common stock. No gain or loss was recorded on the transaction.




                                       F-25


Note 4 - Note Payable

At March 31, 2008 we were obligated under the terms of promissory notes, primarily issued for working capital, in the amount of $230,000. The promissory notes are unsecured and carry an interest rate of 12 percent. The notes mature on from June 1 through June 30, 2008 and are convertible into common stock of the Company at the option of the holder at a rate equal to the fair value of the stock when the conversion option is exercised. The weighted average interest rate on short-term obligations outstanding as of March 31, 2008 was 12 percent. Interest expense on short-term borrowings was $4,979 for the three months ended March 31, 2008.

Note 5 - Shareholders' Equity

Private Common Stock Offering:

In February 2007, BMTS commenced an offering of shares of its common stock on a "best efforts" basis at an offering price of $2.00 per share. The Company sold 50,000 shares of common stock for proceeds of $100,000 during the three months ended March 31, 2008. During the three months ended March 31, 2007, we raised an aggregate of $400,000 from the sale of 225,000 shares of common stock at $1.50 to $2.00 per share.

Stock Based Compensation Expense:
Stock-based compensation was related solely to stock options that vested during 2007 and 2008. During the three months ended March 31, 2008 and 2007, we recognized compensation expense of $6,619 and $35,775, respectively, for stock options which is reflected in the consolidated statements of operations. As of March 31, 2008, there was $ 46,049 of total unrecognized compensation expense, related to non-vested option awards, which is expected to be recognized over a period of approximately two years.

Stock Options:

Option activity for the ended three months March 31, 2008 is summarized as follows:
                                                Weighted
                                   Weighted     Average
                                   Average     Remaining        Aggregate
                                   Exercise    Contractual      Intrinsic
                        Options    Price      Term (in years)     Value
                       ---------   --------   ---------------   ----------
Outstanding January 1,
 2008                  1,025,000   $  1.00         5.85           $ -
Granted                   75,000   $  2.00         6.89           =====
Exercised                      0       -            -
Cancelled                      0       -            -
                       ---------                                  -----
Outstanding March 31,
 2008                  1,100,000   $  1.07         6.1            $ -
                       =========                                  =====
Exercisable March 31,
 2008                    950,000   $  1.00         5.6            $ -
                       =========                                  =====

                                       F-26


Common Stock Redemptions and Cancellation:
Pursuant to an agreement dated September 13, 2006, the Company has the right (but not the obligation) to re-purchase up to 500,000 of the shares of common stock then held by a principal shareholder, at $1.00 per share through December 31, 2008 and 300,000 shares of common stock at $2.00 per through December 31, 2009. During the quarter ended March 31, 2007 the Company repurchased 37,500 shares of its common stock from the principal shareholder for $37,500. The Company did not exercise any of its repurchase option during the three months ended March 31, 2008. Through March 31, 2008, the Company has repurchased an aggregate of 200,000 common shares.










































                                       F-27


             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

     The following unaudited pro forma condensed combined statement of operations of Biomedical Technology Solutions, Inc. (BMTS) gives effect to the proposed merger of BMTS and CET Services, Inc. (CET) as if such transaction occurred at the beginning of the periods presented. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007 is derived from the audited financial statements of BMTS and CET. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2008 is derived from the unaudited financial statements of BMTS and CET.

     The unaudited pro forma condensed combined balance sheet at March 31, 2008 gives effect to the proposed Merger of BMTS and CET as if such transaction occurred on March 31, 2008. The unaudited pro forma condensed combined balance sheet is derived from the historical balance sheet of BMTS and CET as of March 31, 2008.

     The unaudited pro forma condensed combined financial data do not reflect the effects of any anticipated changes to be made by BMTS in its operations from the historical operations, are presented for informational purposes only and should not be construed to be indicating (i) the results of operations or the financial position of BMTS that actually would have occurred had the proposed merger been consummated as of the dates indicated or (ii) the results of operation or the financial position of BMTS in the future.

     The proposed Merger is expected to be accounted for as a reverse merger and it is the intention of the parties to discontinue the operations of CET immediately upon closing.

     The following pro forma condensed combined financial data and notes are qualified in their entirety by reference to, and should be read in conjunction with, "Management's Discussion and Analysis of Financial Condition and Results of Operation," the consolidated financial statements and notes thereto of BMTS and CET and other historical information included elsewhere in this filing or incorporated by reference.

















                                      F-28


                      BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                          Successor to CET Services, Inc.
                        Unaudited Pro Forma Balance Sheet
                             As At December 31, 2007



     Assets                     BMTS           CET       Adjustments
Pro Forma
                             -----------   -----------   -----------      ---
--------

Current Assets
 Cash                        $    52,831   $   229,179   $   645,821      $
927,831
 Accounts Receivable              32,186        83,428       (83,428)
32,186
 Inventory                       330,927          -
330,927
 Real estate inventories            -        3,269,230    (2,715,325) 1
553,905
 Prepaid Expenses                 24,210        17,392       (17,392)
24,210
 Fixed assets, net                88,819          -
88,819
 Investment in LLC                  -          297,110      (297,110)
0
 Deposits                           -           88,114        (3,114) 1
85,000
 Intangible assets               287,076          -
287,076
 Other Assets                      5,000          -             -
5,000
                             -----------   -----------   -----------      ---
--------
Total Assets                 $   821,049   $ 3,984,453   $(2,470,548)     $
2,334,954
                             ===========   ===========   ===========
===========

     Liabilities and Shareholder's Equity

Current liabilities
 Accounts payable and
  accrued expenses               123,388       168,136      (168,136) 1
123,388
 Retainage payable                  -           65,895       (65,895) 1
0
 Accrued liabilities              59,713          -
59,713
 Accrued construction expense       -          235,591      (235,591) 1
0
 Construction loan                  -          937,810      (937,810) 1
0
 Notes payable-current portion   100,000          -
100,000
 Deferred revenue                 28,222          -
28,222
 Notes payable-long term            -          471,495      (471,495) 1
0
                             -----------   -----------   -----------      ---
--------
Total liabilities                311,323     1,878,927          -
311,323

Shareholder's equity (deficit)
 Common stock (Pro-forma
  84,621,815 shares issued
  and outstanding)             2,877,500     8,331,007    (6,817,102) 1
4,391,405
 Additional paid in capital      466,932       107,785      (107,785) 1
466,932
 Retained earnings (deficit)  (2,834,706)   (6,333,266)    6,333,266  1
(2,834,706)
                             -----------   -----------   -----------      ---
--------
Total shareholder's equity       509,726     2,105,526      (591,621)
2,023,631
                             -----------   -----------   -----------      ---
--------
Total liabilties and
 shareholder's equity        $   821,049   $ 3,984,453   $(2,470,548)     $
2,334,954
                             ===========   ===========   ===========
===========





                                       F-29



                      BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                         Successor to CET Services, Inc.
                       Unaudited Pro Forma Income Statement
                      For the Period Ended December 31, 2007


     Assets                     BMTS           CET       Adjustments
Pro Forma
                             -----------   -----------   -----------      ---
--------

Revenues                     $   326,935   $ 2,102,670   $(2,102,670)     $
326,935
Cost of Sales                    154,498     2,819,475    (2,819,475)
154,498
                             -----------   -----------                    ---
--------
Gross Margin                     172,437      (716,805)
172,437

Operating expenses
0
General and administrative
 expenses                      1,502,056       704,559      (689,359)
1,517,256
                             -----------   -----------                    ---
--------

Operating income (loss)       (1,329,619)   (1,421,364)
(1,344,819)

Other income (expense)
 Interest Expense                 (8,375)       (9,430)        9,430
(8,375)
 Interest Income                   4,847        18,341        16,659
39,847
 Other income (expense) net        2,000       147,893      (147,893)
2,000
                             -----------   -----------                    ---
--------
Net other income (expense)        (1,528)      156,804
33,472
                             -----------   -----------                    ---
--------

Net (loss)                   $(1,331,147)  $(1,264,560)
$(1,311,347)
                             ===========   ===========
===========

Earnings per share - primary
 and fully diluted                                                        $
(0.02)

===========




















                                       F-30


                      BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                         Successor to CET Services, Inc.
                        Unaudited Pro Forma Balance Sheet
                             As At March 31, 2008



     Assets                     BMTS           CET       Adjustments
Pro Forma
                             -----------   -----------   -----------      ---
--------
Current Assets
 Cash                        $    30,856   $    55,856   $   819,144  1   $
905,856
 Accounts Receivable              55,913        63,045       (63,045) 1
55,913
 Inventory                       278,678          -
278,678
 Real estate inventories            -        3,420,070    (2,866,165) 1
553,905
 Prepaid Expenses                 18,453        11,897       (11,897)
18,453
 Fixed assets, net                93,666         -
93,666
 Investment in LLC                  -          318,963      (318,963)
0
 Deposits                           -           88,114        (3,114)
85,000
 Intangible assets               284,289          -
284,289
 Other Assets                      5,000          -
5,000
                             -----------   -----------   -----------      ---
--------
Total Assets                     766,855     3,957,945    (2,444,040)
2,280,760
                             ===========   ===========   ===========
===========

     Liabilities and Shareholder's Equity

Current liabilities
 Accounts payable                140,135       115,224      (115,224) 1
140,135
 Retainage payable                  -           15,431       (15,431) 1
0
 Accrued liabilities              96,611         2,519        (2,519)
96,611
 Accrued construction expense       -           88,691       (88,691) 1
0
 Construction loan                  -        1,261,333    (1,261,333) 1
0
 Notes payable-current portion   230,000          -
230,000
 Deferred revenue                 17,728          -
17,728
 Notes payable-long term            -          471,495      (471,495) 1
0
                             -----------   -----------   -----------      ---
--------
Total liabilities                484,474     1,954,693          -
484,474
                             -----------   -----------   -----------      ---
--------

     Shareholder's equity (deficit)

Common stock (Pro-forma
 84,621,815 shares issued
 and outstanding)              2,977,500     8,331,007    (6,817,102) 1
4,491,405
Additional paid in capital       473,551       107,785      (107,785) 1
473,551
Retained earnings (deficit)   (3,168,670)   (6,435,540)    6,435,540  1
(3,168,670)
                             -----------   -----------   -----------      ---
--------
Total shareholder's equity       282,381     2,003,252      (489,347)
1,796,286
                             -----------   -----------   -----------      ---
--------
Total liabilties and
 shareholder's equity        $   766,855   $ 3,957,945   $(2,444,040)     $
2,280,760
                             ===========   ===========   ===========
===========




                                      F-31


                      BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                         Successor to CET Services, Inc.
                      Unaudited Pro Forma Income Statement
                   For the Three Months Ended March 31, 2008



     Assets                     BMTS           CET       Adjustments
Pro Forma
                             -----------   -----------   -----------      ---
--------
Revenues                     $   139,654   $    99,025       (99,025)     $
139,654
Cost of Sales                     52,256        94,762       (94,762)
52,256
                             -----------   -----------                    ---
--------
Gross Margin                      87,397         4,263
87,397

Operating expenses
0
General and administrative
 expenses                        416,559       104,169      (104,169)
416,559
                             -----------   -----------                    ---
--------
Operating income (loss)         (329,162)      (99,906)
(329,162)

Other income (expense)
 Interest Expense                 (4,979)       (1,568)        1,568
(4,979)
 Interest Income                    -                0         9,800
9,800
 Other income (expense) net          177          (800)          800
177
                             -----------   -----------                    ---
--------
Net other income (expense)        (4,802)       (2,368)
4,998
                             -----------   -----------                    ---
--------
Net (loss)                   $  (333,964)  $  (102,274)                   $
(324,164)
                             ===========   ===========
===========

Earnings per share -
 primary and fully diluted                                                $
-

===========





















                                       F-32



(1) On May 8, 2008, BMTS and CET entered into a definitive agreement and plan of merger (the "Agreement") providing for the merger of CET with and into BMTS. Under the terms of the Agreement, which was approved by the Board of Directors of both BMTS and CET, the holder of BMTS Common Stock will receive 8.64276 shares of CET Common Stock for each of its outstanding shares. Accordingly, the pro forma condensed combined financial statements as of March 31, 2008 give effect to the issuance of 78,176,884 CET common shares and assume the Merger with CET will be accounted for as a reorganization of BMTS using the existing corporate structure of CET. The merger is expected to be similar to that of a reverse merger whereby BMTS is the continuing entity. In accordance with the terms of the merger, BMTS will receive cash in the amount of $875,000 and two property parcels in Colorado with a fair value aggregating approximately $553,905. All other assets and liabilities as of the merger date will remain with a former control person of CET.

(2) The pro forma condensed combined statements of operations gives effect to the Merger of BMTS with CET as if the merger occurred at the beginning of the periods presented. Interest income has been adjusted to reflect additional cash of $875,000.

(3)  The pro forma weighted average shares outstanding for basic earnings
(loss) per share gives effect to the issuance of 5,626,989 shares of BMTS stock in exchange for the CET assets.































                                       F-33


APPENDIX A









                         AGREEMENT AND PLAN OF MERGER

                                 BY AND AMONG

                    BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.

                                     AND

                               CET SERVICES, INC.

                                     AND

                             CET ACQUISITION CORP.

                            DATED AS OF May 8, 2008

































                                    A-1
                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into this 8th day of May, 2008, by and among BIOMEDICAL TECHNOLOGY SOLUTIONS, INC., a Colorado corporation ("BMTS"); CET SERVICES, INC., a California corporation ("CET"); and CET ACQUISITION CORP., a Colorado subsidiary of CET ("CETAC"). BMTS, CET and CETAC are hereinafter sometimes individually referred to as a "party" and collectively as the "parties".

                                  WITNESETH:

     WHEREAS, BMTS is engaged in the business of developing, marketing and distributing infectious waste mitigation systems; and

     WHEREAS, CET will be on the Effective Date, as hereinafter defined, the owner of 100% (the "Shares") of the issued and outstanding Common Stock of CETAC, $.0001 par value per share, representing all the issued and outstanding shares of the capital stock of CETAC;

     WHEREAS, for federal income tax purposes, the merger of CETAC with and into BMTS is intended to qualify as a tax-free reorganization pursuant to
Section 368(a)(2)(E) of the Internal Revenue Code of 1986,a as amended (the "Code"); and

     WHEREAS, the parties hereto desire to set forth certain representations, warranties and covenants under which a merger of CETAC and BMTS will occur.

     NOW, THEREFORE, for and in consideration of the premises, the mutual representations, warranties and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

SECTION 1: GENERAL DEFINITIONS

     For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

     1.1 Affiliate. "Affiliate" of any Person shall mean any Person Controlling, Controlled by or under common Control with such Person.

     1.2  Agreement.   "Agreement" shall include this Agreement and any and
all documents and instruments executed in connection with the Merger (as hereinafter defined).

     1.3 Best Knowledge. "Best Knowledge" shall mean both what a Person knew as well as what the Person should have known had the Person exercised reasonable diligence. When used with respect to a Person other than a natural person, the term "Best Knowledge" shall include matters that are known to the directors and officers of the Person.

     1.4 Control. "Control" and all derivations thereof shall mean the ability to either (i) vote (or direct the vote of) 50% or more of the voting interests in any Person or (ii) direct the affairs of another, whether through voting power, contract or otherwise.

     1.5 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.6 Fiscal Year. "Fiscal Year" shall mean a twelve-month period beginning January 1;

     1.7 Governmental Authority. "Governmental Authority "shall mean any and all applicable foreign, federal, state or local governments, governmental institutions, public authorities and governmental entities of any nature whatsoever, and any subdivisions or instrumentalities thereof, including, but not limited to, departments, boards, bureaus, commissions, agencies, courts, administrations and panels, and any division or instrumentalities thereof, whether permanent or ad hoc and whether now or hereafter constituted or existing.

     1.8 Governmental Requirement. "Governmental Requirement" shall mean any and all applicable laws (including, but not limited to, applicable common law principles), statutes, ordinances, codes, rules regulations, interpretations, guidelines, directions, orders, judgments, writs, injunctions, decrees, decisions or similar items or pronouncements, promulgated, issued, passed or set forth by any Governmental Authority.

     1.9 Legal Requirements. "Legal Requirements" means applicable common law and any applicable statute, ordinance, code or other laws, rule, regulation, order, technical or other standard, requirement, judgment, or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority, including, without limitation, any order, decree, award, verdict, findings of fact, conclusions of law, decision or judgment, whether or not final or appealable, of any court, arbitrator, arbitration board or administrative agency.

     1.10 Net Worth. "Net Worth" shall mean the assets of a Person minus the liabilities of the Person, as of a given date as determined in accordance with generally accepted accounting principles, consistently applied with prior periods.

     1.11 Person. "Person" shall mean any natural person, any Governmental Authority and any entity the separate existence of which is recognized by any Governmental Authority or Governmental Requirement, including, but not limited to, corporations, partnerships, joint ventures, joint stock companies, trusts, estates, companies and associations, whether organized for profit or otherwise.

     1.12  Exhibit.   Unless otherwise stated herein, the term "Exhibit" when
used in this Agreement shall refer to the Exhibits to this Agreement. The Exhibits to this Agreement may be attached to this Agreement or may be set forth in a separate document denoted as the Exhibits to this Agreement, or both, and such Exhibits are incorporated herein by reference for all purposes.

     1.13 Unless otherwise stated herein, the term "Disclosure Schedule" means the Disclosure Schedule attached hereto, dated as of the date hereof, and forming a part of this Agreement.

     1.14  Section.   Unless otherwise stated herein, the term "Section" when
used in this Agreement shall refer to the Sections of this Agreement.

     1.15 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.16 Taxes. "Tax" and "Taxes" shall mean any and all income, excise, franchise or other taxes and all other charges or fees imposed or collected by any Governmental Authority or pursuant to any Governmental Requirement, and shall also include any and all penalties, interest, deficiencies, assessments and other charges with respect thereto.

SECTION 2: THE MERGER

     2.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 2.3 herein). CETAC shall be merged (the "Merger") with and into BMTS upon the terms and conditions set forth herein as permitted by and in accordance with the Colorado Business Corporation Act (the "CBCA"). Thereupon, the separate existence of CETAC shall cease, and BMTS, as the surviving corporation in the Merger (the "Surviving Corporation"), shall continue to exist under and be governed by the CBCA, with all its purposes, objects, rights, privileges, immunities, powers and franchises continuing unaffected and unimpaired by the Merger. The name of the Surviving Corporation shall be "BioMedical Technology Solutions, Inc."

     2.2 Filing. As soon as practicable following fulfillment or waiver of the conditions specified in Sections 8.2 and 8.3 hereof, and provided that this Agreement has not been terminated pursuant to Section 12 hereof, CETAC and BMTS will cause a short form Agreement and Plan of Merger, in the form attached hereto as Exhibit 2.2, to be executed, acknowledged and filed with the Secretary of State of Colorado as provided in applicable provisions of the CBCA and obtain a copy of the Articles of Merger, certified by the Secretary of State of the State of Colorado.

     2.3 Effective Time of the Merger. The Merger shall become effective immediately upon the filing of the Articles of Merger with the Secretary of State of the State of Colorado in accordance with the CBCA.. The date and time of the completion of such filings is herein sometimes referred to as the "Effective Time".

     2.4 Closing: Closing Date. Subject to the terms and conditions set forth in the Agreement, the consummation of the transactions referenced above shall take place (the "Closing") on June 30, 2008, at 10:00 a.m. Mountain Daylight Savings Time at the offices of Clifford L. Neuman, PC; 1507 Pine Street, Boulder, CO 80302, or within five business days following the satisfaction or waiver of all conditions precedent to such Closing, if earlier, or at such other time, date and place as BMTS and CETAC shall designate (the "Closing Date").

SECTION 3: APPROVALS AND REGULATORY MATTERS

     3.1 CET Board of Directors Approvals. Subject to the provisions hereof, the Board of Directors of CET shall, by written unanimous consent, approve the Merger and the transactions provided for or contemplated by this Agreement; provided, however, that such approvals shall be subject to their satisfaction that the consummation of the Merger shall be and is exempt from the registration requirements of the Securities Act, is undertaken without violation of the anti-fraud provisions of the Securities Act and has been consummated in conformity with all other applicable Legal Requirements.

     3.2 CET Shareholder Approval. Subject to the provisions hereof, CET shall, as promptly as practicable and in accordance with its charter documents and applicable Legal Requirements, call and hold a special meeting of the Shareholders of CET for the purpose of voting upon the approval of the Merger and the following ancillary transactions ("Ancillary Transactions") provided for or contemplated by this Agreement:

          a.  The Reverse Stock Split (Section 4.4);
          b.  The increase in authorized capital of CET (Section 4.5);
          c.  The Equity Incentive Plan (Section 4.4);
          d. The Redomestication of CET to the State of Colorado (Section 4.6); and,
          e. CET's change of corporate name to "BioMedical Technology Solutions, Inc." (Section 4.5).

     CET shall use its best efforts to obtain from its shareholders sufficient proxies in favor of the approval of the Merger and the Ancillary Transactions. Subject to the applicable fiduciary duties of CET's directors, as determined by such directors in good faith after consultation with and based upon the advice of legal counsel, CET shall take all other action necessary or advisable to secure the vote or consent of stockholders required by the applicable Law to obtain such approvals, including, without limitation, if required, the inclusion of the recommendation of its Board of Directors that its shareholders vote in favor of the approval and adoption of this Agreement and the transactions related hereto.

     CET shall exercise reasonable efforts to take all action necessary or appropriate to prepare a Proxy Statement and other documents necessary to effect the Merger and the Ancillary Transactions under applicable provisions of the California Corporation Code ("CCC") and shall file a Proxy Statement on Schedule 14A with the Securities and Exchange Commission (the "Commission") and shall cause same to be mailed same to the CET shareholders of record in conformity with rules and regulations governing the solicitation of proxies under Section 14 of the Exchange Act and other applicable legal requirements.

     3.3 BMTS Board of Directors Approval. Subject to the provisions hereof, the Board of Directors of BMTS shall, by written unanimous consent, approve the Merger and the transactions provided for or contemplated by this Agreement; provided, however, that such approvals shall be subject to their satisfaction that the consummation of the Merger shall be and is exempt from the registration requirements of the Securities Act, is undertaken without violation of the anti-fraud provisions of the Securities Act and has been consummated in conformity with all other applicable Legal Requirements.

     3.4 BMTS Shareholder Approval. As promptly as practicable after the date hereof, BMTS shall exercise reasonable efforts to take all action necessary or appropriate to prepare an Information Statement and other documents necessary to solicit and obtain the approval of the Merger and the other transactions provided for or contemplated by this Agreement of all BMTS shareholders (the "BMTS Shareholders").

     3.5 Income Tax Considerations. It is the intention of the parties hereto that the Merger provided for in this Agreement will qualify for treatment as a tax-free reorganization under Section 368(a)(2)(E) of the Code and the parties will agree to undertake all appropriate actions necessary both before and after the Effective Date of the Merger to effect such treatment. Notwithstanding the foregoing, neither CET nor any of its affiliates shall have any liability whatsoever to BMTS or the BMTS shareholders for the treatment ultimately accorded the Merger by federal or state taxing and regulatory authorities; and BMTS shall bear all responsibility for any tax or other assessment levied, imposed or assessed by any regulatory or governmental authority on BMTS by virtue of the consummation of the Merger and the other transactions provided for in this Agreement. The BMTS shareholders shall bear all responsibility for any tax or other assessment levied, imposed or assessed by any regulatory or governmental authority on the BMTS Shareholders by virtue of the consummation of the Merger or other transactions provided for in this Agreement.

     3.6 Compliance with Securities Laws. The Merger provided for in this Agreement shall be undertaken in reliance upon an exemption from the registration requirements contained in Section 5 of the Securities Act and set forth in Section 4(2) of the Securities Act and Regulation D thereunder. All shares issued to the BMTS shareholders in connection with the Merger shall be "restricted securities" within the meaning of Rule 144 under the Securities Act.

     3.7 Restrictive Legend. Certificates representing the shares of CET common stock issued in connection with the Merger shall be "restricted securities" under the Securities Act and shall bear the following restrictive legend:

     The shares represented by this certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     3.8 Dissenter Rights. At all times, and as applicable, CET and BMTS shall comply with applicable Legal Requirements including, without limitation, the payment of cash for dissenting shares related to the Merger.

SECTION 4. ADDITIONAL AGREEMENTS

     4.1 BMTS Financial Statements. As promptly as practicable after the date hereof, BMTS shall use best efforts to cause to be prepared audited balance sheets, income statements, statements of cash flows and stockholders' equity as of and for the two year period ended December 31, 2007 (the "BMTS Financial Statements"). The BMTS Financial Statements (including any related schedules and/or notes), will show all liabilities, direct or contingent, required at the time of preparation to be shown in accordance with U.S. generally accepted accounting principles ("GAAP") and fairly present the financial position and results of operations of BMTS as of the date thereof and for the periods indicated in accordance with GAAP, consistently applied with all prior periods. Except as otherwise disclosed in the Agreement, including, without limitation, Section 4.1 the Disclosure Schedule hereof, BMTS will have no material liability or obligation of any nature (whether liquidated, unliquidated, accrued, absolute, contingent or otherwise, whether due or to become due) except those set forth on the BMTS Financial Statements except liabilities incurred and current liabilities (determined in accordance with GAAP) incurred since the date of the BMTS Financial Statements in the ordinary course of business consistent with past practice. The BMTS Financial Statements shall conform in all respects to the requirements of Regulation S-X under the Securities Act and shall include, at a minimum, audited balance sheets as of December 31, 2007 and 2006, audited statements of operation and statements of cash flow for the two year period ended December 31, 2007 and audited statements of stockholders' equity at December 31, 2007. The Financial Statements to be prepared under this Section 4.1 shall also include pro forma financial information ("Pro Forma Financial Information") in accordance with the requirements of Regulation S-X. All costs and expenses incurred in connection with the preparation of the BMTS Financial Statements and the Pro Forma Financial Information, including fees and disbursements of the Auditor, shall be borne exclusively by BMTS.

     4.2 Pre-Closing Capitalization. At or prior to Closing, the parties shall undertake any and all actions necessary to assure that immediately prior to Closing, the pre-Merger capitalization of each party (giving effect to the exercise of all outstanding options and warrants and the conversion of all outstanding convertible securities), on a fully-diluted basis, shall be the following:

     CET:            5,626,989 shares
     BMTS:          10,200,000 shares

     4.3 2008 Equity Incentive Plan. Subject to and prior to or concurrently with the Closing, CET shall take, or cause to be taken, all actions necessary to approve and adopt an Equity Incentive Plan substantially in the form of Exhibit 4.3 hereto, and to authorize the issuance of not less than 2.0 million shares of common stock (pre-split) to be issued pursuant to options and other rights granted under the Plan.

     4.4 Reverse Stock Split. Subject to and concurrently with the Closing, CET shall effect a reverse split of all of its issued and outstanding shares of common stock as well as all options, warrants, and other outstanding securities exercisable to purchase or convertible into shares of CET common stock in a ratio determined and approved by BMTS (the "Reverse Split").

     4.5 Increase in Authorized Stock and Name Change. Subject to and at or prior to the Closing, CET shall take, or cause to be taken, all actions necessary to further amend and/or restate its Amended and Restated Articles of Incorporation to (i) increase the number of shares of common stock and preferred stock it is authorized to issue from 20,000,000 shares to 100,000,000 shares and from 5,000,000 shares to 10,000,000 shares, respectively, and to effect such other amendments to such Articles of Incorporation as BMTS deems to be desirable and as permitted by applicable law and (ii) change the corporate name of CET to "BioMedical Technology Solutions, Inc." (with BMTS to change its name in a manner to distinguish the two entities).

     4.6 Redomestication. At or prior to the Closing, or as soon as practicable thereafter, CET shall take, or cause to be taken, all actions necessary to redomesticate from the State of California to the State of Colorado.

     4.7  CET Assets and Liabilities.

          (a) As of the execution of this Agreement, CET's principal assets consisted of five (5) separate parcels of real property which shall be designated as Parcel Nos. 1, 2, 3, 4 and 5 which can be described as follows:

     Parcel No. 1:  1550 S. Idalia Court, Aurora, CO
     Parcel No. 2:  Arizona Ave., LLC
     Parcel No. 3:  7335 Lowell Blvd., Westminster, CO
     Parcel No. 4:  7215 Meade Street, Westminster, CO
     Parcel No. 5:  7305 Lowell Blvd., Westminster, CO

     All of the foregoing properties are currently owned of record by Community Builders, Inc., a wholly-owned subsidiary of CET. Prior to the Effective Date of the Merger, CET shall form and organize a new subsidiary, CET Sub, and all ownership of Community Builders, Inc. shall be transferred and assigned by CET to Steve Davis, or his designee, so as to divest CET of all right, title and interest in Community Builders. Community Builders shall execute and deliver at Closing an Indemnity Agreement substantially in the form of Exhibit 4.7(a) hereto whereby it will agree (i) to maintain its corporate existence for a period of three years, (the "Indemnity Period")
(ii) to indemnify, defend and hold harmless CET, CET Sub and the officers and directors of BMTS from any claims, debts or liabilities of Community Builders or arising from the transfer of ownership of Community Builders as provided for herein, save and except for secured obligations expressly assumed by CET Sub as part of the Merger and (iii) for the duration of the Indemnity Period, maintain not less than $250,000 in net assets to cover any warranty or third party claims, should they arise. Without in any way limiting the generality of the foregoing, Community Builders shall be solely and separately responsible for all existing and future debts and obligations incurred in connection with the ownership, maintenance and disposition of Parcel Nos. 3, 4 and 5, which shall include without limitation all secured debt constituting liens or encumbrances against those properties, general contractor hold-backs, general contractor final draws, accrued and accumulated interest and accrued and accumulated real property taxes

          (b) At the Effective Date of the Merger, the following covenants shall apply with respect to each of the foregoing parcels:

           A. Community Builders shall convey to CET Sub all of its interest in Parcel No. 1 which shall have secured debt of not more than $472,000;

           B. Community Builders shall convey to CET Sub all of its interest in Parcel No. 2;

           C. Community Builders shall pay to CET the sum of $250,000 for Parcel No. 3;

           D. Community Builders shall pay to CET the sum of $260,000 for Parcel No. 4; and,

           E. Community Builders shall pay to CET the sum of $400,000 for Parcel No. 5.

Further, as of the Effective Date of the Merger, CET shall have cash not less than $875,000 and shall have no accounts payable or other liabilities except for the secured debt against Parcel No. 1.

     4.8 Notification of Certain Matters. BMTS shall give prompt notice to CET and CET shall give prompt notice to BMTS of (i) the occurrence or non-occurrence of any event which would cause any representation or warranty made by the respective parties in this Agreement to be materially untrue or inaccurate when made and (ii) any failure of CET or BMTS, as the case may be, to materially comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice and, provided further, that the failure to give such notice shall not be treated as a breach of covenant for the purposes of this Agreement unless the failure to give such notice results in material prejudice to the other party.

     4.9 Further Action. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

     4.10 Public Announcements. BMTS and CET shall consult with each other before issuing any press release or other public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may, upon the advice of counsel, be required by law if it has used reasonable efforts to first consult with the other party.

     4.11 Cooperation in Securities Filings. BMTS shall provide such information regarding BMTS, its business, its officers, directors and affiliates, as is reasonably required by CET for purposes of preparing any notices, reports and other filings with the SEC. Moreover, following the Closing, the current officers and directors of BMTS shall provide such information as the post-closing management of CET shall reasonably request for the purpose of preparing any notices, reports and other filings by CET with the SEC, including but not limited to, in connection with the preparation of any financial statements required to be filed under the Exchange Act or Securities Act by CET.

     4.12 Additional Documents. The parties shall deliver or cause to be delivered such documents or certificates as may be necessary, in the reasonable BMTSnion of counsel for either of the parties, to effectuate the transactions provided for in this Agreement. If at any time the parties or any of their respective successors or assigns shall determine that any further conveyance, assignment or other document or any further action is necessary desirable to further effectuate the transactions set forth herein or contemplated hereby, the parties and their officers, directors and agents shall execute and deliver, or cause to be executed and delivered, all such documents as may be reasonably required to effectuate such transactions.

SECTION 5: CONVERSION OR CANCELLATION OF SHARES

     5.1  Securities to be issued on Effective Date of Merger.     On the
Effective Date of the Merger:

          (a) all issued and outstanding shares of common stock of BMTS (the "BMTS Common Stock") shall be converted into 78,176,884 shares of CET Common Stock (the "CET Common Stock"). The Merger Exchange Ratio at which the BMTS Common Stock will be converted into the CET Common Stock shall be 8.64276 for one. The calculation of the Merger Exchange Ratio assumes that there are 5,626,989 shares of CET common stock and stock options and warrants to purchase shares of CET common stock outstanding and 10,200,000 shares of BMTS common stock and stock options and warrants to purchase shares of common stock outstanding as of the Effective Date. Any changes in the number of issued and outstanding shares, on a fully diluted basis, of CET common stock or BMTS common stock will change the Merger Exchange Ratio and the number of shares of CET Common Stock to be issued hereunder in accordance with Section 5.1(b) below.

          (b) The parties acknowledge that the Reverse Split will result in a proportional adjustment of the CET shares outstanding immediately following the consummation of the Merger; however, it is the intent and agreement of the parties that upon consummation of the Merger, the pre-Merger CET Common Stock outstanding will represent 6% and the shares issuable to the BMTS shareholders and underlying BMTS Warrants and Options will represent 94% of the post-Merger CET Common Stock outstanding and CET Common Stock underlying the BMTS Warrants and Options, on a fully-diluted basis. The parties agree that all numbers will be adjusted proportionately to ensure that the pre-Merger CET shareholders will own 6% and the BMTS shareholders and Warrant and Option holders will own 94% of the post-Merger fully-diluted CET Common Stock outstanding.

          (c) At the Effective Time of the Merger, all issued and outstanding options and warrants exercisable to purchase shares of BMTS common stock will, by virtue of their terms, become exercisable to purchase shares of CET common stock on the same terms and conditions except that the number of shares issuable upon exercise of such option or warrant will be multiplied by the Merger Exchange Ratio, and the exercise price shall be reduced proportionately. CET shall assume all liability to maintain in full force and effect all of such options and warrants in accordance with their terms and reserve from its authorized but unissued shares of common stock a sufficient number of shares to issue upon the due and timely exercise of such options and warrants.

          (d) Each share of CET Common Stock, issued under this section shall be restricted securities pursuant to Rule 144 promulgated under the Securities Act.

          (e) Each share of BMTS Common Stock, if any, held in BMTS's treasury immediately prior to the Effective Time shall be canceled and retired and no payment shall be made in respect thereof.

          (f) At the Effective Time, all outstanding shares of CETAC shall be converted into an aggregate of 100 shares of Common Stock of BMTS. Each share of CETAC Common Stock, if any, held in CETAC's treasury immediately prior to the Effective Time shall be canceled and retired and no payment shall be made in respect thereof.

     5.2 Surrender and Payment. Subject to the provisions of Sections 5.5 and 5.6 below, after the Effective Time, each holder of a certificate representing an issued and outstanding share of BMTS Common Stock shall be entitled upon surrender of such certificate along with a fully executed Subscription Agreement in the form of Exhibit 5.3, to CET, to receive the CET Common Stock as set forth in Section 5.1 above. Until so surrendered, each certificate which immediately prior to the Effective Time represented an issued and outstanding share of BMTS Common Stock shall, upon and after the Effective Time, be deemed for all purposes to represent and evidence only the right to receive CET Common Stock as set forth in Section 5.1. If any exchange for shares of BMTS Common Stock is to be made in a name other than that in which the certificate therefor surrendered for exchange is registered, it shall be a condition of such payment that the certificate so surrendered be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment either pay to CET any transfer or other similar taxes required by reason of the payment to a person other than the registered holder of the certificate surrendered or establish to the satisfaction of CET that such tax has been paid or is not payable.

     5.3 Subscription Agreements. Each of the BMTS Shareholders receiving CET Common Stock pursuant to the terms hereof shall have delivered a fully executed Subscription Agreement substantially in the form of Exhibit 5.3

     5.4 No Further Transfers. On and after the Effective Time, no transfer of the shares of BMTS Common Stock issued and outstanding immediately prior to the Effective Time shall be made on the stock transfer books of BMTS.

SECTION 6:  CERTAIN EFFECTS OF MERGER

     6.1 Effect of Merger. On and after the Effective Time, the separate existence of CETAC shall cease and CETAC shall be merged with and into BMTS, which as the Surviving Corporation (herein sometimes so called) shall, consistently with its Articles of Incorporation succeed to, and without other transfer, possess all the rights, privileges, immunities, powers and franchises of public as well as private nature, and be subject to all restrictions, disabilities and duties of CETAC; and all rights, privileges, immunities, powers and franchises of CETAC, and all property, real, personal and mixed, causes of action and every other asset of, and all debts due to CETAC on whatever account as well as stock subscriptions and all other things in action or belonging to CETAC shall vest in the Surviving Corporation; and all property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of CETAC, and the title to any real estate vested by deed or otherwise in CETAC, and the title to any real estate vested by deed or otherwise in CETAC shall not revert or be in any way impaired but all rights of creditors and all liens upon any property of CETAC shall be preserved unimpaired, and all debts, liabilities and duties of CETAC shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding pending by or against CETAC may be prosecuted to judgment, which shall bind the Surviving Corporation, or the Surviving Corporation may be proceeded against or substituted in its place.

     6.2 Further Assurances. If at any time after the Effective Time the Surviving Corporation shall consider any further deeds, assignments or assurances in law or any other action necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to any property or rights of CETAC acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the intents and purposes of this Agreement, CETAC and CET agree that it and its proper officers and directors shall and will execute and deliver, or cause to be executed and delivered, all such property, deeds, assignments and assurances in law and take all other action necessary, desirable or proper to vest, perfect or confirm title to such property or right in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.

SECTION 7:  POST-MERGER GOVERNANCE

     7.1  Articles of Incorporation and Bylaws.   At the Effective Time, the
Articles of Incorporation and By-Laws of BMTS as in effect immediately prior to the Effective Time, shall be and continue to be the Articles of Incorporation and By-Laws of BMTS, as the Surviving Corporation, until duly amended in accordance with applicable law.

     7.2  Directors. Officers and Employees.

          (a) Directors of CET. Concurrently with the Closing, the Board of Directors of CET shall, in accordance with the CBCA and the Articles of Incorporation and By-Laws of CET shall be reconstituted to consist of:

               Donald G. Cox
               Gex F. Richardson
               Bill Sparks

          (b) Executive Officers of CET. Concurrently with the Closing, the Board of Directors of CET shall elect the following persons to serve as Executive Officers of CET in the capacities set forth below until the next regular Annual Meeting of the CET Board of Directors (as hereinafter defined) or until their successors have been duly elected and qualified in accordance with the CBCA, the Articles of Incorporation and Bylaws of CET, or until they have resigned:

               Donald G. Cox                CEO and President
               Jim Scheifley                Chief Financial Officer
               Gex F. Richardson            Secretary

Any persons serving as Executive Officers of CET immediately prior to the Effective Time who will not continue in such capacity immediately after the Effective Time shall tender their resignations in accordance with applicable Legal Requirements.

SECTION 8:  COVENANTS AND CONDITIONS OF CLOSING

     8.1 Covenants Regarding the Closing. The parties hereto hereby covenant and agree that they shall (i) use all commercially reasonable efforts to cause all of their respective representations and warranties set forth in this Agreement to be true on and as of the Closing Date, (ii) use all commercially reasonable efforts to cause all of their respective obligations that are to be fulfilled on or prior to the Closing Date to be so fulfilled, (iii) use all commercially reasonable efforts to cause all conditions to the Closing set forth in this Agreement to be satisfied on or prior to the Closing Date, and (iv) deliver to each other at the Closing the certificates, updated lists, opinion of counsel, notices, consents, authorizations, approvals, agreements, transfer documents, receipts and amendments contemplated by Sections 8, 9 and 11 (with such additions or exceptions to such items as are necessary to make the statements set forth in such items accurate, provided that if any such additions or exceptions cause any of the conditions to the parties' obligations hereunder as set forth in Sections 8, 9 and 11 below not to be fulfilled, such additions and exceptions shall in no way limit the rights of the parties to terminate this Agreement or refuse to consummate the transactions contemplated hereby.) All indemnifications, guarantees, covenants, agreements, representations and warranties made by the parties hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing regardless of any investigation at any time made by or on behalf of the parties.

     8.2 Conditions to Obligation of CET and CETAC. The obligation of CET and CETAC to complete the Merger on the Closing date on the terms set forth in this Agreement is, at the option of CET and CETAC, subject to the satisfaction or waiver by CET and CETAC of each of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties made by BMTS in this Agreement shall be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

          (b) Compliance with Covenants. All covenants which BMTS is required to perform or comply with on or before the Closing date shall have been fully complied with or performed in all material respects.

          (c) Corporate Approvals. The Board of Directors and shareholders of BMTS shall have approved and ratified this Agreement and shall have authorized the appropriate officers of BMTS to execute same and fully perform its terms.

          (d) Consents and Approvals. To the extent that any material lease, mortgage, deed of trust, contract or agreement to which BMTS is a party shall require the consent of any person to the exchange of BMTS's shares of common stock or any other transaction provided for herein, such consent shall have been obtained; provided, however, that BMTS shall not make, as a condition for the obtaining of any such consent, any agreements or undertakings not approved in writing by CET and CETAC to the extent that such condition otherwise has an adverse effect on CET and CETAC.

          (e)  Review and Due Diligence.   CET and CETAC, its investment
bankers, legal counsel and/or auditors shall have had the opportunity to complete, and shall have completed, a satisfactory due diligence investigation of BMTS together with a satisfactory review of BMTS's corporate status and the title to BMTS's property.

          (f) No Governmental Actions. No action or proceeding before any governmental authority shall have been instituted or threatened to restrain or prohibit the transactions contemplated by this Agreement, and the parties shall have delivered to each other certificates dated as of the Closing Date and executed by such parties, stating that to their Best Knowledge, no such items exist. No governmental authority shall have taken any other action as a result of which the management of CET or CETAC, in its sole discretion, reasonably deems it inadvisable to proceed with the transactions contemplated by this Agreement.

          (g) No Material Adverse Change. No material adverse change in the business, property or assets of any party hereto shall have occurred, and no loss or damage to any of the assets, whether or not covered by insurance, with respect to any party hereto has occurred, and the parties hereto shall have delivered to each other certificates dated as of the Closing Date and executed by each of the parties to all such effects.

          (h) Update of Contracts. The parties hereto shall have delivered to each other an accurate list, as of the Closing Date, showing (i) all agreements, contracts and commitments of the type listed in Section 11.14 of the Disclosure Schedule entered into since the date of this Agreement; and
(ii) all other agreements, contracts and commitments related to the businesses or the assets of the respective parties entered into since the date of this Agreement, together with true, complete and accurate copies of all such documents (the "New Contracts"). Each party shall have had the opportunity to review and approve the New Contracts of the other, and any of the parties shall have the right to delay the Closing for up to ten (10) days if it in its sole discretion deems such delay necessary to enable it to adequately review the New Contracts.

          (i) Approval of Counsel. All actions, proceedings, instruments and documents required or incidental to carry out this Agreement, including all schedules and exhibits thereto, and all other related legal matters shall have been approved by Clifford L. Neuman, P.C., counsel to BMTS, and Krys Boyle, P.C., counsel to CET and CETAC.

          (j) No Adverse Information. The investigations with respect to the parties, the assets and the respective businesses performed by each party's respective professional advisors and other representatives shall not have revealed any information concerning the other parties, their assets or their business that has not been made known to the discovering party, in writing prior to the date of this Agreement and that, in the opinion of such party and its advisors, materially and adversely affects the business or assets of the other party or the viability of the transaction contemplated by this Agreement.

          (k) Ordinary Course of Business. During the period from the date of this Agreement until the Closing Date, BMTS shall have carried on its business in the ordinary and usual course, and shall have delivered to CET and CETAC a certificate to that effect.

          (l) Liens. BMTS shall have delivered to CET a reasonably current lien and judgment search (both state and county levels in each jurisdiction where the party is qualified to or is doing business or owns material assets) confirming the absence of any judicial liens, security interests, tax liens and similar such liens affecting any of its business or assets. Each and every lien or encumbrance of any nature, if any, relating to the assets, business, or the shares of common stock of BMTS shall have been terminated and released, and proof thereof delivered to CET.

          (m) Other Documents. The parties shall have delivered or caused to be delivered all other documents, agreements, resolutions, certificates or declarations as each respective party or its attorneys may have reasonably requested.

          (n) Governmental and Regulatory Approvals. The parties shall have obtained evidence, in form and substance satisfactory to each of them, that there have been obtained all consents, approvals and authorizations required by this Agreement, including, without limitation, the following:

               (i) CET and BMTS Board of Directors and CET and BMTS Common Stockholder approval of all the transactions contemplated pursuant to this Agreement; and

               (ii) All regulatory approvals necessary for BMTS to conduct business in the ordinary course in each jurisdiction where such approval may be required and the failure to obtain such approval would cause a material adverse affect to the financial condition, business or operations of BMTS.

          (o) Compliance with Securities Laws. CET shall have undertaken all actions necessary or advisable to consummate the Merger in conformity with all Governmental and Legal Requirements including, without limitation, applicable federal and state securities laws.

          (p) Appraisal Rights and/or Dissenters' Rights. At or prior to Closing, no beneficial or record owner of any outstanding shares of BMTS Common Stock shall have exercised or shall have given notice to CET or BMTS of their intent to exercise any rights under applicable state law, if any, to dissent from the Merger or obtain the payment of the fair market value of such shares of BMTS Common Stock in lieu of participating in the Merger in accordance with the terms and subject to the conditions set forth herein.

          (q) Financial Advisory Fees. At or prior to Closing, all obligations or commitments of CET and BMTS to their respective financial advisors and investment bankers shall have been paid or otherwise satisfied upon terms satisfactory to the parties, and CET and BMTS shall each have been delivered and received such written consents, approvals, estoppel certificates or other instruments or undertakings from its advisors or other third parties as each may deem reasonable, necessary or advisable.

          (r) Compliance with Sections 5 and 17 of the Securities Act. The Board of Directors of CET shall be satisfied that consummation of the Merger and the issuance of CET Common Stock to the BMTS securityholders is in compliance with the provisions of Sections 5 and 17 of the Securities Act.

     8.3 Conditions to Obligation of BMTS. The obligations of BMTS to complete the Merger on the Closing date on the terms set forth in this Agreement is, at the option of BMTS, subject to the satisfaction or waiver by BMTS of each of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties made by CET and CETAC in this Agreement shall be correct in all material respects on and as of the Closing date with the same force and effect as though such representations and warranties had been made on the Closing date.

          (b) Compliance with Covenants. All covenants which CET and CETAC is required to perform or comply with on or before the Closing date shall have been fully complied with or performed in all material respects.

          (c) Corporate Approvals. The Board of Directors and shareholders of CET and CETAC shall have approved and ratified this Agreement and shall have authorized the appropriate officers to execute same and fully perform its terms.

          (d) Consents and Approvals. To the extent that any material lease, mortgage, deed of trust, contract or agreement to which CET and CETAC is a party shall require the consent of any person to the exchange of CET and CETAC's shares of common stock or any other transaction provided for herein, such consent shall have been obtained; provided, however, that CET and CETAC shall not make, as a condition for the obtaining of any such consent, any agreements or undertakings not approved in writing by BMTS to the extent that such condition otherwise has an effect on BMTS or CET and CETAC.

          (e) Review and Due Diligence. BMTS and its legal counsel and/or auditors shall have had the opportunity to complete, and shall have completed, a satisfactory due diligence investigation of CET and CETAC, together with a satisfactory review of CET and CETAC's corporate status, the marketability of title to CET and CETAC's property, and compliance with all reporting requirements imposed by or on account of any federal or state securities laws or regulations.

          (f) No Governmental Actions. No action or proceeding before any governmental authority shall have been instituted or threatened to restrain or prohibit the transactions contemplated by this Agreement, and the parties hereto shall have delivered to each other certificates dated as of the Closing Date and executed by such parties, staling that to their Best Knowledge, no such items exist. No governmental authority shall have taken any other action as a result of which the management of any of the parties, in its sole discretion, reasonably deems it inadvisable to proceed with the transactions contemplated by this Agreement.

          (g) No Material Adverse Change. No material adverse change in the business, property or assets of any party hereto shall have occurred, and no loss or damage to any of the assets, whether or not covered by insurance, with respect to any party hereto has occurred, and the parties shall have delivered to each other certificates dated as of the Closing Date and executed by each of the parties to all such effects.

          (h) Update of Contracts. The parties shall have delivered to each other an accurate list, as of the Closing Date, showing (i) all agreements, contracts and commitments of the type listed in Section 11.14 of the Disclosure Schedule entered into since the date of this Agreement; and (ii) all other agreements, contracts and commitments related to the businesses or the assets of the respective parties entered into since the date of this Agreement, together with true, complete and accurate copies of all such documents (the "New Contracts"). Each party shall have had the opportunity to review the New Contracts of the other, and any of the parties shall have the right to delay the Closing for up to ten (10) days if it in its sole discretion deems such delay necessary to enable it to adequately review the New Contracts.

          (i) Approval of Counsel. All actions, proceedings, instruments and documents required or incidental to carry out this Agreement, including all schedules and exhibits thereto, and all other related legal matters shall have been approved as to substance and form by Clifford L. Neuman, P.C., counsel to BMTS, and Krys Boyle, P.C., counsel to CET and CETAC.

          (j) No Adverse Information. The investigations with respect to the parties, the assets and their respective businesses performed by each party's respective professional advisors and other representatives shall not have revealed any information concerning the other panes, their assets or their business that has not been made known to the discovering party, in writing prior to the date of this Agreement and that, in the opinion of such party and its advisors, materially and adversely affects the business or assets of the other party or the viability of the transaction contemplated by this Agreement.

          (k) Ordinary Course of Business. During the period from the date of this Agreement until the Closing Date, CET shall have carried on its business in the ordinary and usual course, and shall have delivered to BMTS a certificate to that effect.


          (1) Other Documents. The parties shall have delivered or caused to be delivered all other documents, agreements, resolutions, certificates or declarations as each respective party or its attorneys may have reasonably requested.

          (m) Governmental and Regulatory Approvals. The parties shall have obtained evidence, in form and substance satisfactory to each of them, that there have been obtained all consents, approvals and authorizations required by this Agreement, including, without limitation, the following:

               (i) CET and BMTS Board of Directors and CET and BMTS Common Stockholder approval of all the transactions contemplated pursuant to this Agreement; and

               (ii) All regulatory approvals necessary for CET and BMTS to conduct business in the ordinary course in each jurisdiction where such approval may be required.

          (n) Compliance with Securities Laws. BMTS shall have undertaken all actions necessary or advisable to consummate the Merger in conformity with all Governmental and Legal Requirements including, without limitation, applicable federal and state securities laws.

          (o) Appraisal Rights and/or Dissenters' Rights. At or prior to Closing, no beneficial or record owner of any outstanding shares of BMTS Common Stock shall have exercised or shall have given notice to CET or BMTS of their intent to exercise any rights under applicable state law, if any, to dissent from the Merger or obtain the payment of the fair market value of such shares of BMTS Common Stock in lieu of participating in the Merger in accordance with the terms and subject to the conditions set forth herein.

          (p) Financial Advisory Fees. At or prior to Closing, all obligations or commitments of CET and BMTS to their respective financial advisors and investment bankers shall have been paid or otherwise satisfied upon terms satisfactory to the parties, and CET and BMTS shall each have been delivered and received such written consents, approvals, estoppel certificates or other instruments or undertakings from its advisors or other third parties as each may deem reasonable, necessary or advisable.

          (q) Compliance with Sections 5 and 17 of the Securities Act. The Board of Directors of BMTS shall be satisfied that consummation of the Merger and the issuance of CET Common Stock to the BMTS securityholders is in compliance with the provisions of Sections 5 and 17 of the Securities Act.

          (r) Reverse Stock Split. The reserve stock split shall have been consummated in accordance with Section 4.4 hereof.

          (s) CET Corporate Documents. The CET Amended and Restated Articles of Incorporation shall have been amended to change the Company's name to "BioMedical Technology Solutions, Inc" and to increase the authorized common stock from 20,000,000 shares to 100,000,000 shares and to increase the authorized preferred stock from 5,000,000 shares to 10,000,000 shares.

          (t) CET Equity Incentive Plan. CET Board of Directors and Shareholders shall have adopted and approved a new 2008 Equity Incentive Plan in accordance with Section 4.3 hereof.

          (u) CET Redomestication. The Board of Directors and Shareholders of CET shall have ratified and approved the redomestication of CET from the State of California to the State of Colorado.

          (v) CET Financial Condition. CET assets and liabilities shall be in accordance with the covenants set forth in Section 4.7 hereof.

          (w) Idemnity Agreement. Community Builders shall have executed and delivered an Indemnity Agreement substantially in the form of Exhibit 4.7(a) hereto.

     8.4 Specific Items to be Delivered at the Closing. The parties shall deliver the following items to the appropriate party at the Closing of the transactions contemplated by this Agreement.

          (a)  To be delivered by BMTS :

               (i) Copy of corporate resolutions authorizing the execution of this Agreement, and the consummation by BMTS of the transactions contemplated by this Agreement.

               (ii) A certificate of the President of BMTS stating that the representations and warranties of BMTS set forth in this Agreement are true and correct. Said certificate shall further verify and affirm that all consents or waivers, if any, which may be necessary to execute and deliver this Agreement have been obtained and are in full force and effect.

               (iii) A certificate dated the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of BMTS, in form and substance reasonably satisfactory to the other party and its legal counsel, certifying that all conditions precedent set forth in this Agreement to the obligations of BMTS to close, have been fulfilled, and that no event of default hereunder and no event which, with the giving of notice or passage of time, or both, would be an event of default, has occurred as of such date.

               (iv) Certificates dated the Closing Date, signed by the Secretary of BMTS, (i) certifying resolutions duly adopted by the Board of Directors and Shareholders of BMTS, authorizing the execution of this Agreement and all of the other transactions to be consummated pursuant thereto; (ii) certifying the names and incumbency of the officers of BMTS who are empowered to execute the foregoing documents for and on behalf of such company; (iii) certifying the authenticity of copies of the Articles of Incorporation and Bylaws of BMTS; and (iv) certifying the authenticity of a reasonably current Certificate of Good Standing, from all jurisdictions in which the company is qualified to conduct business.

               (v) Articles of Merger and Certificate of Merger in proper form to be filed with the Secretary of State of Colorado in such form as may be required to consummate the Merger as of the Effective Time.

          (b)  To be delivered by Shareholders of BMTS :

               (i) Certificate or certificates representing 100% of the issued and outstanding common shares of BMTS, which stock certificates shall be endorsed in favor of CET.

               (ii) Fully executed Subscription Agreements substantially in the form of Exhibit 5.3.

          (c)  To be delivered by CET and CETAC:

               (i) Certificate or certificates representing 78,176,884 shares of CET Common Stock, subject to adjustment provided for herein, which certificates shall be issued in the names of each Shareholder in the numbers set forth in Section 5.1 hereof;

               (ii) Copy of corporate resolution authorizing the execution of this Agreement and the consummation by CET and CETAC of the transactions contemplated by this Agreement, including, but not limited to, the issuance of CET Common Stock in the amounts and manner set forth in Section 5.1 above;

               (iii) A certificate dated the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of CET and CETAC, in form and substance reasonably satisfactory to the other party and its legal counsel, certifying that all conditions precedent set forth in this Agreement to the obligations of CET and CETAC to close, have been fulfilled, and that no event of default hereunder and no event which, with the giving of notice or passage of time, or both, would be an event of default, has occurred as of such date.

               (iv) Certificates dated the Closing Date, signed by the Secretary of CET and CETAC, (i) certifying resolutions duly adopted by the Board of Directors of CET and CETAC, authorizing the execution of this Agreement and all of the other transactions to be consummated pursuant thereto; (ii) certifying the names and incumbency of the officers of CET and CETAC who are empowered to execute the foregoing documents for and on behalf of such company; (iii) certifying the authenticity of copies of the Articles of Incorporation and Bylaws of CET and CETAC; and (iv) certifying the authenticity of a reasonably current Certificate of Good Standing, from all jurisdictions in which CET and CETAC are qualified to conduct business.

               (v) Articles of Merger and Certificate of Merger in proper form to be filed with the Secretary of State of Colorado in such form as may be required to consummate the Merger as of the Effective Time.

               (vi)  Indemnity Agreement of Community Builders.

SECTION 9:  REPRESENTATIONS AND WARRANTIES OF BMTS

     As a material inducement to CET to enter into this Agreement and with the understanding and expectations that CET will be relying thereon in consummating the Merger contemplated hereunder, BMTS (hereinafter BMTS shall be referred to as the "Corporation" unless the context otherwise requires for the purposes of this Section 9 only) hereby represents and warrants as follows:

     9.1 Organization and Standing. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to own its assets and properties and to carry on its business as it is now being conducted.

     9.2 Subsidiaries, Etc. The Corporation does not have any direct or indirect Ownership Interest in any corporation, partnership, joint venture, association or other business enterprise.

     9.3 Qualification. The Corporation is not qualified to engage in business as a foreign corporation in any state, and there is no other jurisdiction wherein the character of the properties presently owned by the Corporation or the nature of the activities presently conducted by the Corporation makes necessary the qualification, licensing or domestication of the Corporation as a foreign corporation.

     9.4 Corporate Authority. Except as set forth on Section 9.4 of the Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by the Corporation with any on the provisions hereof will:

          (a) Conflict with or result in a breach of any provision of its Articles of Incorporation or By-Laws or similar documents of any Subsidiary;

          (b) Result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Corporation is a party, or by which any of its properties or assets may be bound except for such default (or right of termination, cancellation, or acceleration) as to which requisite waivers or consents shall either have been obtained by the Corporation prior to the Closing Date or the obtaining of which shall have been waived by CET; or

          (c) Violate any order, writ, injunction, decree or, to the Corporation's Best Knowledge, any statute, rule or regulation applicable to the Corporation or any of its properties or assets. No consent or approval by any Governmental Authority is required in connection with the execution and delivery by the Corporation of this Agreement or the consummation by the Corporation of the transactions contemplated hereby, except for possible notice under plant closing laws.

     9.5 Capitalization of the Corporation. The authorized capital stock of BMTS consists of 40,000,000 shares of Common Stock, no par value per share, of which no more than 10,200,000 shares will issued and outstanding as of the Effective Date, and 10,000,000 shares of preferred, no par value, of which no shares are issued and outstanding. The names of one hundred percent (100%) of the record owners of the issued and outstanding Common Stock are set forth in Section 9.5 of the Disclosure Schedule. All issued and outstanding shares of BMTS Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, free and clear of any liens, encumbrances, claims of any kind and nature except restrictions against transferability without compliance with applicable federal and state securities laws. As of the Effective Time of the Merger, BMTS will have issued and outstanding options and warrants exercisable to purchase, in the aggregate, not more than 1.6 million shares of common stock. There are no other outstanding rights, options, warrants, subscriptions, calls, convertible securities or agreement of any character or nature under which the Corporation is or may become obligated to issue any shares of its capital stock of any kind, other than those shares indicated in this Section as presently outstanding. There are no voting trusts, stockholder agreements, or other voting arrangements to which the Corporation is a party or, to the Best Knowledge of the Corporation, to which any of the Corporation's stockholders is a party or bound.

     9.6  Taxes.  Except as set forth in Section 9.6 of the Disclosure
Schedule:

          (a) The Corporation has filed (or has obtained extensions for filing) all income, excise, sales, corporate franchise, property, payroll and other tax returns or reports required to be filed by it, as of the date hereof by the United States of America, any state or other political subdivision thereof or any foreign country and has paid all Taxes or assessments relating to the time periods covered by such returns or reports; and

          (b) The Corporation has paid all tax liabilities imposed or assessed by any governmental authority for all periods prior to the Closing Date for which such taxes have become due and payable and has received no notice from any such governmental authority of any deficiency or delinquency with respect to such obligation. The Corporation is not currently undergoing any audit conducted by any taxing authority and has received no notice of audit covering any prior period for which taxes have been paid or are or will be due and payable prior to the Closing Date. There are no present disputes as to taxes of any nature payable by the Corporation.

     9.7 No Actions, Proceeding, Etc. There is no action or proceeding (whether or not purportedly on behalf of the Corporation) pending or to its Best Knowledge threatened by or against the Corporation which might result in any material adverse change in the condition, financial or otherwise, of the

Corporation's business or assets. No order, writ or injunction or decree has been issued by, or requested of any court or Governmental Agency which does, nor may result in, any material adverse change in the Corporation's assets or properties or in the financial condition or the business of the Corporation. Except for liabilities referred to in attached Section 9.7 of the Disclosure Schedule, the Corporation is not liable for damages to any employee or former employee as a result of any violation of any state, federal or foreign laws directly or indirectly relating to such employee or former employee.

     9.8  Post Balance Sheet Changes.  Except as set forth on the attached
Section 9.8 of the Disclosure Schedule and as contemplated by this Agreement, since December 31, 2007, the Corporation has not (a) issued, bought, redeemed or entered into any agreements, commitments or obligations to sell, buy or redeem any shares of its capital stock; (b) incurred any obligation or liability (absolute or contingent), other than current liabilities incurred, and obligations under contracts entered into, in the ordinary course of business; (c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities incurred in the ordinary course of business; (d) mortgaged, pledged or subjected to lien charges, or other encumbrance any of its assets, other than the lien of current or real property taxes not yet due and payable; (e) waived any rights of substantial value, whether or not in the ordinary course of business; (f) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting its assets or its business; (g) made or suffered any amendment or termination of any material contract or any agreement which adversely affects its business;
(h) received notice or had knowledge of any labor trouble other than routine grievance matters, none of which is material; (i) increased the salaries or other compensation of any of its directors, officers or employees or made any increase in other benefits to which employees may be entitled, other than employee salary increases made in the ordinary course of business and reflected on an exhibit hereto; (j) sold, transferred or otherwise disposed of any of its assets, other than in the ordinary course of business; (k) declared or made any distribution or payments to any of its shareholders, officers or employees, other than wages and salaries made to employees in the ordinary course of business; (l) revalued any of its assets; or (m) entered into any transactions not in the ordinary course of business.

     9.9 No Breaches. The Corporation is not in violation of, and the consummation of the transactions contemplated hereby do not and will not result in any material breach of, any of the terms or conditions of any mortgage, bond, indenture, agreement, contract, license or other instrument or obligation to which the Corporation is a party or by which its assets are bound; nor will the consummation of the transactions contemplated hereby cause BMTS to violate any applicable statute, regulation, judgment, writ, injunction or decree of any court, threatened or entered in a proceeding or action in which the Corporation is, was or may be bound or to which any of the Corporation's assets are subject.

     9.10  Condition of the Corporation's Assets.  Except as set forth in
Section 9.10 of the Disclosure Schedule, BMTS's assets are currently in good and usable condition and there are no defects or other conditions which, in the aggregate, materially and adversely affect the operation or values of such assets taken as a whole. Except as disclosed in Section 9.10 of the Disclosure Schedule, no person other than BMTS (including any officer or employee of the Corporation) has any proprietary interest in any know-how or other intangible assets used by the Corporation in the conduct of its business.
                                    A-22

       9.11 Corporate Contracts and Proceedings. This Agreement has been duly authorized by all necessary corporate action on behalf of BMTS, has been duly executed and delivered by an authorized officer of BMTS, and is a valid and binding Agreement on the part of BMTS that is enforceable against BMTS in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent transfers, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

     9.12  Registered Rights and Proprietary Information.

          (a) Section 9.12 of the Disclosure Schedule contains a true and complete list of all patents, letters patent and patent applications, service marks, trademark and service mark registrations and applications, copyright, copyright registrations and applications, grants of licenses and rights to the Corporation with respect to the foregoing, both domestic and foreign, claimed by the Corporation or used or proposed to be used by the Corporation in the conduct of its business (collectively herein, "BMTS Registered Rights"). Section 9.12 of the Disclosure Schedule also contains a true and complete list of all and every trade secret, know-how, process, formula, discovery, development, research, design, technique, customer and supplier list, contracts, product development plans, product development concepts, author contracts, marketing and purchasing strategy, invention, and any other matter required for, incident to, or related to the conduct of its business (hereafter collectively the "BMTS Proprietary Information"). Except as described in Section 9.12 of the Disclosure Schedule, the Corporation is not obligated or under any liability whatever to make any payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any BMTS Registered Right or BMTS Proprietary Information with respect to the use thereof in the conduct of its business or otherwise.

          (b) Except as described in Section 9.12 of the Disclosure Schedule, to the Corporation's Best Knowledge, the Corporation owns and has the unrestricted right to use the BMTS Registered Rights and BMTS Proprietary Information required for or incident to the design, development, manufacture, operation, sale and use of all products and services sold or rendered or proposed to be sold or rendered by the Corporation or relating to the conduct or proposed conduct of its business free and clear of any right, title, interest, equity or claim of others. As soon as practicable following the execution of this Agreement, and except as described in Section 9.12 of the Disclosure Schedule, the Corporation agrees to take all necessary steps (including without limitation entering into appropriate confidentiality, assignment of rights and non-competition agreements with all officers, directors, employees and consultants of the Corporation and others with access to or knowledge of the BMTS Proprietary Information) to safeguard and maintain the secrecy and confidentiality of, and its proprietary rights in, the BMTS Proprietary Information and all related documentation and intellectual property rights therein necessary for the conduct or proposed conduct of its business.

          (c) Except as described in Section 9.12 of the Disclosure Schedule, the Corporation has not sold, transferred, assigned, licensed or subjected to any right, lien, encumbrance or claim of others, any BMTS Proprietary Information, including without limitation any BMTS Registered

Right, or any interest therein, related to or required for the design, development, manufacture, operation, sale or use of any product or service currently under development or manufactured, or proposed to be developed, sold or manufactured, by it. Section 9.12 of the Disclosure Schedule contains a true and complete list and description of all licenses of BMTS Proprietary Information granted to the Corporation by others or to others by the Corporation. Except as described in Section 9.12 of the Disclosure Schedule hereto, there are no claims or demands of any person pertaining to, or any proceedings that are pending or threatened, which challenge the rights of the Corporation in respect of any BMTS Proprietary Information used in the conduct of its business.

          (d) Except as described in Section 9.12 of the Disclosure Schedule, the Corporation owns and on the Closing Date shall own, has and shall have, holds and shall hold, exclusively all right, title and interest in the BMTS Registered Rights, free and clear of all liens, encumbrances, restrictions, claims and equities of any kind whatsoever, has and shall have the exclusive right to use, sell, license or dispose of, and has and shall have the exclusive right to bring action for the infringement of the BMTS Registered Rights and the BMTS Proprietary Information. To the Best Knowledge of Corporation, the marketing, promotion, distribution or sale by the Corporation of any products or interests subject to the BMTS Registered Rights or making use of BMTS Proprietary Information shall not constitute an infringement of any patent, copyright, trademark, service mark or misappropriation or violation of any other party's proprietary rights or a violation of any license or agreement by the Corporation. Except as described in Section 9.12 of the Disclosure Schedule, to the knowledge of the Corporation after due inquiry no facts or circumstances exist that could result in the invalidation of any of the BMTS Registered Rights.

     9.13 No Liens or Encumbrances. The Corporation has good and marketable title to all of the property and assets, tangible and intangible, employed in the operations of its business, free of any material mortgages, security interests, pledges, easements or encumbrances of any kind whatsoever.

     9.14  Legal Proceedings and Compliance with Law.  Except as set forth in
Section 9.14 of the Disclosure Schedule, BMTS has not received notice of any legal, administrative, arbitration or other proceeding or governmental investigation pending or threatened (including those relating to the health, safety, employment of labor, or protection of the environment) pertaining to BMTS which might result in the aggregate in money damages payable by BMTS in excess of insurance coverage or which might result in a permanent injunction against BMTS. Except as set forth in Section 9.14 of the Disclosure Schedule, BMTS has substantially complied with, and is not in default in any respect under any applicable laws, ordinances, requirements, regulations, or orders applicable to the business of BMTS, the violation of which might materially and adversely affect it. Except as set forth in Section 9.14 of the Disclosure Schedule, BMTS is not a party to any agreement or instrument, nor is it subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule, regulation, code or ordinance which materially and adversely affects, or might reasonably be expected materially and adversely to affect the business, operations, prospects, property, assets or condition, financial or otherwise, of BMTS.

     9.15 Representations and Warranties. The representations and warranties contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date. Such representations and warranties shall survive the Closing Date and shall remain operative in full force and effect for the period of eighteen months from the date of Closing regardless of any investigation at any time made by or on behalf of CET and shall not be deemed merged in any document or instruction so executed and/or delivered by BMTS or Shareholders.

     9.16 Absence of Questionable Payments. To the Best Knowledge of BMTS, neither BMTS, nor any director, officer, agent, employee or other person acting on any its behalf has (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act or any other applicable foreign, federal or state law; or (ii) accepted or received any unlawful contributions, payments, expenditures or gifts.

SECTION 10:  COVENANTS OF BMTS

     10.1 Preservation of Business. Until Closing, BMTS shall use its best efforts to cause BMTS to:

          (a)  Preserve intact the present business organization of BMTS;

          (b) Maintain its property and assets in its present state of repair, order and condition, reasonable wear and tear excepted;

          (c) Preserve and protect the goodwill and advantageous relationships of BMTS with its customers and all other persons having business dealings with BMTS;

          (d) Preserve and maintain in force all licenses, permits, registrations, franchises, patents, trademarks, tradenames, trade secrets, service marks, copyrights, bonds and other similar rights of BMTS; and

          (e)  Comply with all laws applicable to the conduct of its business

     10.2 Ordinary Course. Until Closing, BMTS shall conduct its business only in the usual, regular and ordinary course, in substantially the same manner as previously, and shall not make any substantial change to its methods of management or operation in respect of such business or property. Without limiting the foregoing, BMTS shall not, with respect to BMTS:

          (a) Sell, mortgage, pledge or encumber or agree to sell, mortgage, pledge or encumber, any of its property or assets, other than in the ordinary course of business;

          (b) Incur any obligation (contingent or otherwise) or purchase, acquire, transfer, or convey, any material assets or property or enter into any contract or commitment, except in the ordinary course of business.

     10.3 Negative Covenants. Until Closing, except as contemplated by this Agreement or as disclosed in the Disclosure Schedule to this Agreement, from the date hereof until the Closing Date, unless and until CET otherwise consents in writing, BMTS will not (a) change or alter the physical contents or character of the inventories of its business, so as to materially affect the nature of the Corporation's business or materially and adversely change the total dollar valuation of such inventories, other than in the ordinary course of business; (b) incur any obligations or liabilities (absolute or contingent) other than current liabilities incurred and obligations under contracts entered into in the ordinary course of business; (c) mortgage, pledge or voluntarily subject to lien, charge or other encumbrance any assets, tangible or intangible, other than the lien of current property taxes not due and payable; (d) sell, assign or transfer any of its assets or cancel any debts or claims, other than in the ordinary course of business; (e) waive any right of any substantial value; (f) declare or make any payment or distribution to Shareholders or issue, purchase or redeem any shares of its capital stock or other equity securities or issue or sell any rights to acquire the same or effect any stock split, recapitalization, combination, or reclassification of its capital stock, or reorganization; (g) grant any increase in the salary or other compensation of any of its directors, officers, or employees or make any increase in any benefits to which such employees might be entitled or enter into any employment agreement or consulting agreement; (h) institute any bonus, benefit, profit sharing, stock option, pension, retirement plan or similar arrangement, or make any changes in any such plans or arrangements presently existing; (i) enter into any transactions or series of transactions other than in the ordinary course of business; (j) amend or propose to amend its Articles of Incorporation or By-Laws; (j) make any change in accounting methods, principles or practices; (k) authorize capital expenditures or make any acquisition of, or investment in, assets or stock of any other Person; (l) enter into or amend any material contract or agreement other than in the ordinary course of business; (m) make any tax election or settle or compromise any material federal, state, local or foreign income tax liability; (n) permit any material insurance policy to be canceled or terminated, except in the ordinary course of business; (o) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person or make any loans or advances;
(p) maintain its real and personal properties in as good a state of operating condition and repair as they are on the date of this Agreement, except for ordinary wear and tear or insured casualty in amounts less than $5,000; (q) terminate or modify any material leases, contracts, licenses, and permits or other authorizations or agreements affecting its business or its real and/or personal property, or the operation thereof, or enter into any additional lease or contract requiring expenditure by it of any amount affecting such properties or the operation thereof; or (r) discharge, satisfy or pay any liens, encumbrances, obligations or liabilities relating to it, whether absolute or contingent (including litigation claims), other than liabilities shown in Section 4.1 of the Disclosure Schedule and liabilities incurred after the date thereof in the ordinary course of business, and no such discharge, satisfaction or payment shall be effected other than in accordance with the ordinary payment terms relating to the liability discharged, satisfied or paid.

     10.4  Additional Covenants.

          (a) BMTS will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property or business of BMTS or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if BMTS shall have set aside on its books adequate reserves therefor; and provided, further, that BMTS will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. BMTS will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of BMTS;

          (b) BMTS will keep its properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and BMTS will at all times comply with the provisions of all material leases to which any of them is a party or under which any of them occupies property so as to prevent any loss or forfeiture thereof or thereunder;

          (c) BMTS will keep its assets that are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, extended coverage and explosion insurance in amounts customary for companies in similar businesses similarly situated; and immediately following the Closing, BMTS will maintain, with financially sound and reputable insurers, insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated;

          (d) BMTS will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with its past practices consistently applied;

          (e) BMTS will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could have a material adverse effect on its business or credit;

          (f) BMTS shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by BMTS to be necessary to the conduct of its business;

          (g) BMTS will, consistent with its practices in the ordinary course of business, endeavor to retain its business relationships with its customers and suppliers that it believes to be advantageous; and

          (h) BMTS shall deliver to CET copies of its statements of operation and financial condition and similar statements as and when prepared (if at all) in the ordinary course of its business.

     10.5 Access to Books and Records, Premises, Etc. From the date of this Agreement through the Closing Date, BMTS will grant CET and its authorized representatives reasonable access during normal business hours to its books and records, premises, products, employees and customers and other parties with whom it has contractual relations during reasonable business hours and in a manner not to disrupt or interfere with BMTS's business relationships for purposes of enabling CET to fully investigate the business of BMTS.

     10.6 Compensation. Except as contemplated by this Agreement, BMTS shall not enter into or agree to enter into any employment contract or agreement for consulting, professional, or other services which will adversely and materially affect the operation of BMTS prior to the Closing Date, except for any extensions of said contracts or agreements on substantially the same terms and conditions as were previously in effect.

     10.7  No Solicitation.

          (a) Except in connection with the transactions contemplated by this Agreement, BMTS shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of, BMTS or any of its subsidiaries to, (i) solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any executive officer of BMTS or any of its subsidiaries or any investment banker, attorney or other advisor or representatives of BMTS or any of its subsidiaries or otherwise, shall be deemed to be a breach of this Section by BMTS. For purposes of this Agreement, "takeover proposal" means any proposal for a merger, consolidation or reorganization or other business combination involving BMTS or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in, any voting securities of, or options, rights, warrants or other interests convertible or exercisable for or into such voting securities, or a substantial or material portion of the assets or business of BMTS or any of its subsidiaries, other than the transactions contemplated by this Agreement.

          (b) Except upon a material breach of this Agreement by CET or CETAC or following termination hereof and except for action permitted or contemplated by this Agreement, including a party's right to terminate this Agreement under certain circumstances, neither the Board of Directors of BMTS nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to CET, the approval or recommendation by such Board of Directors of any such committee of this Agreement or the Exchange or (ii) approve or recommend, or propose to approve or recommend, any takeover proposal.

          (c) BMTS promptly shall advise CET orally and in writing of any takeover proposal or any inquiry with respect to or which could lead to any takeover proposal and the identity of the person making any such takeover proposal or inquiry. BMTS will keep CET fully informed of the status and details of any such takeover proposal or inquiry.

          (d) The provisions of this Section 10.7 shall not be construed to prevent any investment banker, attorney or other advisor or representative of BMTS to engage in discussions with third parties in the ordinary course of business with respect to transactions not involving the parties to this Agreement.

SECTION 11:  REPRESENTATIONS AND WARRANTIES OF CET AND CETAC

     As a material inducement to BMTS to enter into this Agreement and with the understanding and expectation that BMTS will be relying thereon in consummating the Merger contemplated hereunder, CET and CETAC (which hereafter may collectively be referred to in Sections 11 and 12 only as the "Corporation") represent and warrant as follows:

     11.1 Organization and Standing. CET and CETAC are corporations duly organized, validly existing and in good standing under the laws of the States of California and Colorado, respectively, and have all requisite corporate power and authority to own their assets and properties and to carry on their businesses as they are now being conducted.

     11.2 Subsidiaries, etc. CETAC is a subsidiary of and is wholly owned by CET. Other than its ownership interest in CETAC, CET has no direct or indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise. CETAC does not have any direct or indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise, and, at the Effective Time, will have no assets and no liabilities.

     11.3 Qualification. CET, and CETAC are not qualified to engage in business as foreign corporations in any state, and there is no other jurisdiction wherein the character of the properties presently owned by CET and CETAC or the nature of the activities presently conducted by CET and CETAC make necessary the qualification, licensing or domestication of CET or CETAC as foreign corporations.

     11.4 Corporate Authority. Except as set forth in Section 11.4 of the Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by CET and CETAC with any on the provisions hereof will:

          (a) Conflict with or result in a breach of any provision of its Articles of Incorporation or By-Laws or similar documents of any Subsidiary;

          (b) Result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Corporation is a party, or by which any of its properties or assets may be bound except for such default (or right of termination, cancellation, or acceleration) as to which requisite waivers or consents shall either have been obtained by the Corporation prior to the Closing Date or the obtaining of which shall have been waived by BMTS; or

          (c) Violate any order, writ, injunction, decree or, to the Corporation's Best Knowledge, any statute, rule or regulation applicable to the Corporation or any of its properties or assets. No consent or approval by any Governmental Authority is required in connection with the execution and delivery by the Corporation of this Agreement or the consummation by the Corporation of the transactions contemplated hereby, except for possible notice under plant closing laws.

     11.5 SEC Documents; Financial Statements. The Common Stock of CET is registered pursuant to Section 12(g) of the Exchange Act. BMTS has had the opportunity to obtain on BMTS's behalf true and complete copies of the SEC Documents (except for exhibits and incorporated documents). CET has not provided to BMTS any information which, according to applicable law, rule or regulation, should have been disclosed publicly by CET but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

     As of their respective dates, all of CET's reports, statements and other filings with the Commission (the "SEC Documents") complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of CET included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of CET as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     11.6 Capitalization of the Corporation. The authorized capital stock of CET consists entirely of 20,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. As of the Closing Date, there will be no more than 5,626,989 shares of Common Stock and no shares of Preferred Stock issued and outstanding. All outstanding shares of CET's capital stock have been validly issued, are fully paid and non-assessable, and are not subject to pre-emptive rights. The issuance of the shares of CET Common Stock to be issued to the BMTS Shareholders on the Closing Date in accordance with Section 5.1 hereof have been duly approved by the Directors of CET and will, upon their issuance, have been validly issued and will be fully paid and non-assessable, free of any liens, encumbrances and claims of any kind and nature except restrictions against transferability without compliance with applicable federal and state securities laws. Except as described in CET's SEC Documents, there are no equity securities of CET authorized, issued or outstanding, and except as set forth in Section 11.6 of the Disclosure Schedule, there are no authorized, issued or outstanding subscriptions, options, warrants, contracts, calls, commitments or other purchase rights of any nature or character relating to any of CET's capital stock, equity securities, debt or other securities convertible into stock or equity securities of CET. As of the date of this Agreement, there are no outstanding contractual obligations of CET to repurchase, redeem or otherwise acquire any shares of capital stock of CET. There are no voting trusts, stockholder agreements or other voting arrangements to which the Corporation is a party or, to the Best Knowledge of CET, to which any of the CET Common Stockholders is a party or bound.

     11.7 No Actions, Proceedings, Etc. Except as listed in Section 11.7 of the Disclosure Schedule, there is no action or proceeding (whether or not purportedly on behalf of the Corporation) pending or to its knowledge threatened by or against the Corporation, which might result in any material adverse change in the condition, financial or otherwise, of the Corporation's business or assets. No order, writ or injunction or decree has been issued by, or requested of any court or Governmental Agency which does nor may result in any material adverse change in the Corporation's assets or properties or in the financial condition or the business of the Corporation. The Corporation is not liable for damages to any employee or former employee as a result of any violation of any state, federal or foreign laws directly or indirectly relating to such employee or former employee.

     11.8  Taxes.  Except as set forth in Section 11.8 of the Disclosure
Schedule:

          (a) The Corporation has filed (or has obtained extensions for filing) all income, excise, sales, corporate franchise, property, payroll and other tax returns or reports required to be filed by it, as of the date hereof by the United States of America, any state or other political subdivision thereof or any foreign country and has paid all Taxes or assessments relating to the time periods covered by such returns or reports; and

          (b) The Corporation has paid all tax liabilities imposed or assessed by any governmental authority for all periods prior to the Closing Date for which such taxes have become due and payable and has received no notice from any such governmental authority of any deficiency or delinquency with respect to such obligation. The Corporation is not currently undergoing any audit conducted by any taxing authority and has received no notice of audit covering any prior period for which taxes have been paid or are or will be due and payable prior to the Closing Date. There are no present disputes as to taxes of any nature payable by the Corporation.

     11.9 Post Balance Sheet Changes. Except as set forth in Section 11.9 of the Disclosure Schedule and as contemplated by this Agreement, since the date of the latest financial statements, the Corporation has not (a) issued, bought, redeemed or entered into any agreements, commitments or obligations to sell, buy or redeem any shares of its capital stock, including but not limited to any options or warrants to purchase any securities of the Corporation or any securities convertible into capital stock of the Corporation; (b) incurred any obligation or liability (absolute or contingent), other than current liabilities incurred, and obligations under contracts entered into, in the ordinary course of business; (c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities incurred in the ordinary course of business; (d) mortgaged, pledged or subjected to lien charges, or other encumbrance any of its assets, other than the lien of current or real property taxes not yet due and payable; (e) waived any rights of substantial value, whether or not in the ordinary course of business; (f) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting its assets or its business; (g) made or suffered any amendment or termination of any material contract or any agreement which adversely affects its business; (h) received notice or had knowledge of any labor trouble other than routine grievance matters, none of which is material; (i) increased the salaries or other compensation of any of its directors, officers or employees or made any increase in other benefits to which employees may be entitled, other than employee salary increases made in the ordinary course of business and reflected in the Disclosure Schedule ;
(j) sold, transferred or otherwise disposed of any of its assets, other than in the ordinary course of business; (k) declared or made any distribution or payments to any of its shareholders, officers or employees, other than wages and salaries made to employees in the ordinary course of business; (l) revalued any of its assets; or (m) entered into any transactions not in the ordinary course of business.


     11.10 No Breaches. Except as set forth in Section 11.10 of the Disclosure Schedule, the Corporation is not in violation of, and the consummation of the transactions contemplated hereby do not and will not result in any material breach of, any of the terms or conditions of any mortgage, bond, indenture, agreement, contract, license or other instrument or obligation to which the Corporation is a party or by which its assets are bound; nor will the consummation of the transactions contemplated hereby cause CET or any Subsidiary to violate any statute, regulation, judgment, writ, injunction or decree of any court, threatened or entered in a proceeding or action in which the Corporation is, was or may be bound or to which any of the Corporation's assets are subject.

     11.11 Corporate Acts and Proceedings. This Agreement has been duly authorized by all necessary corporate action on behalf of CET, has been duly executed and delivered by authorized officers of CET, and is a valid and binding Agreement on the part of CET that is enforceable against CET in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent transfers, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to issue and deliver to the BMTS Shareholders the CET Common Stock (each as described in Sections 5.1 and 5.3).

     11.12 No Liens or Encumbrances. Except as set forth in Section 11.12 of the Disclosure Schedule, the Corporation has good and marketable title to all of the property and assets, tangible and intangible, employed in the operations of its business, free of any material mortgages, security interests, pledges, easements or encumbrances of any kind whatsoever and except for such property and assets as may be leased by Corporation.

     11.13 Employee Matters. Section 11.13 of the Disclosure Schedule contains a true, complete and accurate list of all employees of the

Corporation and the remuneration of each (including wages, salaries and fringe benefits). Each employee listed in Section 11.13 of the Disclosure Schedule shall terminate his/her employment relationship with the Corporation prior to the Closing Date, except as may be required by this Agreement, and CET shall provide to BMTS a release, in such form as is reasonably acceptable to BMTS, executed by each such employee releasing CET from all claims and liabilities related to the termination of his or her employment, his or her employment agreement, and ownership of any shares or other securities of CET. Except as specifically described in Section 11.13 of the Disclosure Schedule, CET has no employee benefit plans (including, but not limited to, pension plans and health or welfare plans), arrangements or understandings, whether formal or informal. The Corporation does not now and has never contributed to a "multi-employer plan" as defined in Section 400(a)(3) of the ERISA. The Corporation has complied with all applicable provisions of ERISA and all rules and regulations promulgated thereunder, and neither the Corporation nor any trustee, administrator, fiduciary, agent or employee thereof has at any time been involved in a transaction that would constitute a "prohibited transaction" within the meaning of Section 406 of ERISA as to any covered plan of the Corporation. The Corporation is not a party to any collective bargaining or other union agreement. The Corporation has not, within the past five (5) years had, or been threatened with, any union activities, work stoppages or other labor trouble with respect to its employees which had a material adverse effect on the Corporation, its business or assets. Except as set forth in Section 11.13 of the Disclosure Schedule, the Corporation has not made any commitment or agreements to increase the wages or modify the conditions or terms of employment of any of the employees of the Corporation used in connection with its business, and between the date of this Agreement and the Closing Date, the Corporation will not make any agreement to increase the wages or modify the conditions or terms of employment of any of the employees of the Corporation used in the conduct of its business, without the prior written consent of all parties hereto.

     11.14 Contract Schedules. Section 11.14 of the Disclosure Schedule is an accurate list of the following:

          (a) All contracts, leases, agreements, covenants, licenses, instruments or commitments of CET pertaining to the business of CET calling for the payment of Five Thousand Dollars ($5,000) or more or which is otherwise material to the business of CET, including, without limitation, the following:

               (i) Licenses and contracts held in the ordinary course of business;

               (ii) Executory contracts for the purchase, sale or lease of any assets;

               (iii)  Management or consulting contracts;

               (iv) Patent, trademark and copyright applications, registrations or licenses, and know-how, intellectual property and trade secret agreements or other licenses;

               (v) Note agreements, loan agreements, indentures and the like, other than those entered into and executed in the ordinary course of business;

               (vi) All sales, agency, distributorship or franchise agreements; and

               (vii) Any other contracts not in the ordinary course of business.

          (b) All labor contracts, employment agreements and collective bargaining agreements to which CET is a party.

          (c) All instruments evidencing any liens or security interest securing any indebtedness of CET covering any asset of CET.

          (d) All profit sharing, pension, stock option, severance pay, retirement, bonus, deferred compensation, group life and health insurance or other employee benefit plans, agreements, arrangements or commitments of any nature whatsoever, whether or not legally binding, and all agreements with any present or former officer, director or shareholder of the Corporation.

          (e) Any and all documents, instruments and other writings not listed in any other schedule hereto which is material to the business operations of CET.

     Except as set forth in Section 11.14 of the Disclosure Schedule, all of such contracts, agreements, leases, licenses, plans, arrangements and commitments and all other such items set forth above are valid, binding and in full force and effect in accordance with their terms and conditions, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent transfer, reorganization or other similar laws affecting the enforcement of contracts generally, and there is no existing material default thereunder or breach thereof by the Corporation, or to CET's knowledge by any party to such contracts, or any conditions which, with the passage of time or the giving of notice or both, might constitute such a default by the Corporation or by any other party to the contracts.

    11.15  Legal Proceedings and Compliance with Law.  Except as set forth in
Section 11.15 of the Disclosure Schedule, CET has not received notice of any legal, administrative, arbitration or other proceeding or governmental investigation pending or threatened (including those relating to the health, safety, employment of labor, or protection of the environment) pertaining to CET which might result in the aggregate in money damages payable by CET in excess of insurance coverage or which might result in a permanent injunction against CET. Except as set forth in such Exhibit 11.15, CET has substantially complied with, and is not in default in any respect under any laws, ordinances, requirements, regulations, or orders applicable to the business of CET, the violation of which might materially and adversely affect it. Except as set forth in such Exhibit 11.15, CET is not a party to any agreement or instrument, nor is it subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule, regulation, code or ordinance which materially and adversely affects, or might reasonably be expected materially and adversely to affect the business, operations, prospects, property, assets or condition, financial or otherwise, of CET.


     11.16 Insurance. CET maintains in full force and effect insurance coverage on its assets and business in such amounts and against such risks and losses as set forth in Section 11.16 of the Disclosure Schedule.

     11.17 Environmental. Except as disclosed in Section 11.17 of the Disclosure Schedule, CET or its subsidiaries have never owned or operated any real property except for leased office space:

          (a) To the Best Knowledge of CET, no real property (or the subsurface soil and the ground water thereunder) now or previously leased by CET (the "Leased Premises") either contains any Hazardous Substance (as hereinafter defined) or has underneath it any underground fuel or liquid storage tanks;

          (b) To the Best Knowledge of CET, there has been no generation, transportation, storage, treatment or disposal of any Hazardous Substance on or beneath the Leased Premises, now or in the past;

          (c) CET is not aware of any pending or threatened litigation or proceedings before any court or administrative agency in which any person alleges, or threatens to allege, the presence, release, threat of release, placement on or in the Leased Premises, or the generation, transportation, storage, treatment or disposal at the Leased Premises, of any Hazardous Substance;

          (d) CET has not received any written notice and has no knowledge that any Governmental Authority or any employee or agent thereof has determined or alleged, or is investigating the possibility, that there is or has been any presence, release, threat of release, placement on or in the Leased Premises, or any generation, transportation, storage, treatment or disposal at the Leased Premises, of any Hazardous Substance;

          (e) To the Best Knowledge of CET, there have been no communications or agreements with any Governmental Authority or agency (federal, state, or local) or any private person or entity (including, without limitation, any prior owner of the Leased Premises and any present or former occupant or tenant of the Leased Premises) relating in any way to the presence, release, threat of release, placement on or in the Leased Premises, or any generation, transportation, storage, treatment or disposal at the Leased Premises, of any Hazardous Substance. CET further agrees and covenants that CET will not store or deposit on, otherwise release or bring onto or beneath, the Leased Premises any Hazardous Substance prior to the Closing Date; and

          (f) There is no litigation, proceeding, citizen's suit or governmental or other investigation pending, or, to CET's Best Knowledge, threatened, against CET, and CET knows of no facts or circumstances which might give rise to any future litigation, proceeding, citizen's suit or governmental or other investigation, which relate to CET's compliance with environmental laws, regulations, rules, guidelines and ordinances.

     For purposes of this Section 11.17, "Hazardous Substance" shall mean and include (i) a hazardous substance as defined in 42 U.S.C. Section 9601(14), the Regulations at 40 C.F.R. Part 302, (2) any substance regulated under the Emergency Planning and Community Right to Know Act (including without limitation any extremely hazardous substances listed at 40 C.F.R. Part 355 and any toxic chemical listed at 40 C.F.R. Part 372), (iii) hazardous wastes and hazardous substances as specified under any state or local Governmental Requirement governing water pollution, groundwater protection, air pollution, solid wastes, hazardous wastes, spills and other releases of toxic or hazardous substances, transportation of hazardous substances, materials and wastes and occupational or employee health and safety, and (iv) any other material, gas or substance known or suspected to be toxic or hazardous (including, without limitation, any radioactive substance, methane gas, volatile hydrocarbon, industrial solvent, and asbestos) or which could cause a material detriment to, or materially impair the beneficial use of, the Leased Premises, or constitute a material health, safety or environmental risk to any person exposed thereto or in contact therewith. For purposes of this Section 11.17, "Hazardous Substance" shall not mean and shall not include the following, to the extent used normally and required for everyday uses or normal housekeeping or maintenance: (a) fuel oil and natural gas for heating, (b) lubricating, cleaning, coolant and other compounds customarily used in building maintenance, (c) materials routinely used in the day-to-day operations of an office, such as toner, (d) consumer products, (e) material reasonably necessary and customarily used in construction and repair of an office project, and (f) fertilizers, pesticides and herbicides commonly used for routine office landscaping.

     11.18 Disclosure of Information. CET represents and warrants that all statements, data and other written information provided by it to any party hereto as well as their respective consultants and representatives have been accurate copies or true originals. CET represents and warrants that, to its Best Knowledge, (i) there exists no material information concerning CET which has been requested but not been disclosed to or made available to the other parties and their representatives or consultants and which would be material to a decision to consummate the transactions provided for in this Agreement and (ii) in the aggregate, such information does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in them, in light of the circumstances under which they are made, not misleading.

     11.19 Representations and Warranties. The representations and warranties contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date. Such representations and warranties shall survive the Closing Date and shall remain operative in full force and effect for a period of eighteen months from the date of Closing regardless of any investigation at any time made by or on behalf of BMTS and shall not be deemed merged in any document or instruction so executed and/or delivered by CET.

     11.20 Absence of Questionable Payments. To the Best Knowledge of the Corporation, neither the Corporation, nor any director, officer, agent, employee or other person acting on any its behalf has (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act or any other applicable foreign, federal or state law; or (ii) accepted or received any unlawful contributions, payments, expenditures or gifts.

SECTION 12:  COVENANTS OF CET AND CETAC

     12.1 Preservation of Business. Until Closing, except as provided for in this Agreement, CET shall use its best efforts to:

          (a)  Preserve intact the present business organization of CET;

          (b) Maintain its property and assets in its present state of repair, order and condition, reasonable wear and tear excepted;

          (c) Preserve and protect the goodwill and advantageous relationships of the Corporation with its customers and all other persons having business dealings with the Corporation;

          (d) Preserve and maintain in force all licenses, permits, registrations, franchises, patents, trademarks, tradenames, trade secrets, service marks, copyrights, bonds and other similar rights of the Corporation; and

          (e) Comply with all laws applicable to the conduct of its business.

     12.2 Ordinary Course. Until Closing, except as provided for in this Agreement, the Corporation shall not, without the prior written consent of
BMTS:

          (a) Sell, mortgage, pledge or encumber or agree to sell, mortgage, pledge or encumber, any of the property or assets of CET or the Subsidiaries; and

          (b) Incur any obligation (contingent or otherwise) or purchase, acquire, transfer, or convey, any material assets or property or enter into any contract or commitment.

     12.3 Negative Covenants. Until Closing, except as contemplated by this Agreement or as disclosed in Disclosure Schedule to this Agreement, from the date hereof until the Closing Date, unless and until BMTS otherwise consents in writing, the Corporation will not (a) incur any obligations or liabilities (absolute or contingent) other than current liabilities incurred and obligations under contracts entered into in the ordinary course of business;
(b) mortgage, pledge or voluntarily subject to lien, charge or other encumbrance any assets, tangible or intangible, other than the lien of current property taxes not due and payable; (c) sell, assign or transfer any of its assets or cancel any debts or claims, other than in the ordinary course of business; (d) waive any right of any substantial value; (e) declare or make any payment or distribution to Shareholders or issue, purchase or redeem any shares of its capital stock or other equity securities or issue or sell any rights to acquire the same or effect any stock split, recapitalization, combination, or reclassification of its capital stock, or reorganization; (f) grant any increase in the salary or other compensation of any of its directors, officers, or employees or make any increase in any benefits to which such employees might be entitled or enter into any employment agreement or consulting agreement; (g) institute any bonus, benefit, profit sharing, stock option, pension, retirement plan or similar arrangement, or make any changes in any such plans or arrangements presently existing; (h) enter into any transactions or series of transactions other than in the ordinary course of business; (i) amend or propose to amend its Articles of Incorporation or By-Laws; (j) make any change in accounting methods, principles or practices; (k) authorize capital expenditures or make any acquisition of, or investment in, assets or stock of any other Person;
(l) enter into or amend any material contract or agreement other than in the ordinary course of business; (m) make any tax election or settle or compromise any material federal, state, local or foreign income tax liability; (n) permit any material insurance policy to be canceled or terminated, except in the ordinary course of business; (o) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person or make any loans or advances; (p) maintain its real and personal properties in as good a state of operating condition and repair as they are on the date of this Agreement, except for ordinary wear and tear or insured casualty in amounts less than $5,000; (q) terminate or modify any material leases, contracts, licenses, and permits or other authorizations or agreements affecting its business or its real and/or personal property, or the operation thereof, or enter into any additional lease or contract requiring expenditure by it of any amount affecting such properties or the operation thereof; or (r) discharge, satisfy or pay any liens, encumbrances, obligations or liabilities relating to it, whether absolute or contingent (including litigation claims), other than liabilities shown on CET's Financial Statements and liabilities incurred after the date thereof in the ordinary course of business, and no such discharge, satisfaction or payment shall be effected other than in accordance with the ordinary payment terms relating to the liability discharged, satisfied or paid.

     12.4  Additional Covenants.

          (a) CET will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property or business of CET or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if CET shall have set aside on its books adequate reserves therefor and deposited at Closing into an escrow account an amount to cover any such tax, assessment, charge or levy; and provided, further, that CET will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. The Corportion will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of the Corporation;

          (b) CET will keep its properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and CET will at all times comply with the provisions of all material leases to which any of them is a party or under which any of them occupies property so as to prevent any loss or forfeiture thereof or thereunder;

          (c) CET will keep its assets that are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, extended coverage and explosion insurance in amounts customary for companies in similar businesses similarly situated; and CET will maintain, with financially sound and reputable insurers, insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated;

          (d) CET will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with its past practices consistently applied;

          (e) CET will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could have a material adverse effect on its business or credit;

          (f) CET shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by CET to be necessary to the conduct of its business;

          (g) CET will, consistent with its practices in the ordinary course of business, endeavor to retain its business relationships with its customers and suppliers that it believes to be advantageous; and

          (h) CET shall deliver to BMTS copies of its statements of operation and financial condition and similar statements as and when prepared (if at all) in the ordinary course of its business.

     12.5 Access to Books and Records, Premises, Etc. From the date of this Agreement through the Closing Date, CET will grant BMTS and its authorized representatives reasonable access during normal business hours to its and the Subsidiaries' books and records, premises, products, employees and customers and other parties with whom it has contractual relations during reasonable business hours for purposes of enabling BMTS to fully investigate the business of CET and the Subsidiaries. CET will also deliver copies of the monthly statements of operations and financial condition for the period subsequent to the latest financial statements to BMTS within a reasonable time of such statements becoming available.

     12.6 Compensation. Except as contemplated by this Agreement, CET shall not enter into or agree to enter into any employment contract or agreement for consulting, professional, or other services which will adversely and materially affect the operation of CET prior to the Closing Date.

     12.7  No Solicitation.

          (a) Except in connection with the transactions contemplated by this Agreement, CET shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of, CET or any of its subsidiaries to, (i) solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any executive officer of CET or any of its subsidiaries or any investment banker, attorney or other advisor or representatives of CET or any of its subsidiaries or otherwise, shall be deemed to be a breach of this Section by CET. For purposes of this Agreement, "takeover proposal" means any proposal for a merger, consolidation or reorganization or other business combination involving CET or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in, any voting securities of, or options, rights, warrants or other interests convertible or exercisable for or into such voting securities, or a substantial or material portion of the assets or business of CET or any of its subsidiaries, other than the transactions contemplated by this Agreement.

          (b) Except upon a material breach of this Agreement by BMTS or following termination hereof and except for action permitted or contemplated by this Agreement, including a party's right to terminate this Agreement under certain circumstances, neither the Board of Directors of CET nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to BMTS, the approval or recommendation by such Board of Directors of any such committee of this Agreement or the Exchange or
(ii) approve or recommend, or propose to approve or recommend, any takeover proposal.

          (c) CET promptly shall advise BMTS orally and in writing of any takeover proposal or any inquiry with respect to or which could lead to any takeover proposal and the identity of the person making any such takeover proposal or inquiry. CET will keep BMTS fully informed of the status and details of any such takeover proposal or inquiry.

          (d) The provisions of this Section 12.7 shall not be construed to prevent any investment banker, attorney or other advisor or representative of CET to engage in discussions with third parties in the ordinary course of business with respect to transactions not involving the parties to this Agreement.

     12.8 Delivery of Additional Filings; Additional Access. Following the execution of this Agreement and until the Closing Date, CET shall provide BMTS with copies of any and all reports, filings, notices or other information which CET may prepare and file with or receive from the Commission or any other regulatory authority, (and shall give BMTS an opportunity to review and comment on any such filings) as well as copies of any pleadings, notices or other filings made in connection with any pending litigation, arbitration, investigation or proceeding in which CET or any Subsidiary is party or otherwise involved.

SECTION 13:  TERMINATION

     13.1 Termination. This Agreement may be terminated and abandoned solely as follows:

          (a) At any time until the Closing Date by the mutual agreement of the Board of Directors of BMTS, CET and CETAC.

           (b) Failure of Conditions. This Agreement may be terminated by either party hereto, if the conditions, as set forth in this Agreement to such terminating party's obligations under this Agreement are not fulfilled on or prior to the Closing Date; provided that any such termination shall not limit the remedies otherwise available to such party as a result of misrepresentations of or breaches by the other party.

          (c)  Material Breach.   This Agreement may be terminated by either
party if the other party is in material breach or default of its respective covenants, agreements or other obligations hereunder, or if any of its representations and warranties herein are not true and accurate in all material respects when made or when otherwise required by this Agreement to be true and accurate.

          (d) By either CET, CETAC or BMTS, if for any reason the parties have failed to close this Agreement on or before June 30, 2008, provided that neither CET, CETAC nor BMTS is then in default hereunder.

          (e) By either CET or BMTS for any reason upon written notice, provided that if a party terminates this Agreement pursuant to this Section 13.1(e) and the other party continues to be willing and able to proceed with the Merger, then the terminating party shall immediately pay the other party the sum of $250,000 as a break-up fee. In the event of any termination pursuant to this Section 13.1 (other than pursuant to subparagraph 13.1(a)), written notice setting forth the reasons therefor shall forthwith be given by BMTS, if it is the terminating party, to CET and CETAC, or by CET or CETAC, if either of them is the terminating party, to BMTS.

     13.2 Effect of Termination. If terminated as provided for in this Section, this Agreement shall forthwith become wholly void and of no effect, except for the confidentiality obligations set forth in Section 15 hereof, without liability to any party to this Agreement except for breach of this Agreement.

SECTION 14:  INDEMNIFICATION

     14.1 Indemnification Covenants of CET. Subject to the limitations set forth in this Section 14, CET shall defend, indemnify, save and keep harmless the BMTS and its affiliates, directors, officers, agents, attorneys, accountants, or representatives and their respective successors and permitted assigns (the "BMTS Indemnitees"), against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' fees (collectively, the "Damages") sustained or incurred by any of the BMTS Indemnitees as a result of or arising out of or relating to:

          (a) Any inaccuracy in a representation or breach of a warranty made by the CET or CETAC and in this Agreement or in any document or instrument delivered to BMTS in connection with this Agreement; or

          (b) The failure of the CET or CETAC to comply with, or the breach by CET or CETAC of, any of the covenants contained in this Agreement or in any document or instrument delivered to BMTS in connection with this Agreement, to be performed by CET or CETAC; or

          (c) Any CET or CETAC liability except to the extent that any such liability is expressly assumed by BMTS pursuant to this Agreement.

     14.2 Indemnification Covenants of BMTS. Subject to the limitations set forth in this Section 14, BMTS shall defend, indemnify, save and keep harmless CET and its affiliates, managers, officers, members, agents, attorneys, accountants or representatives and their respective successors and permitted assigns (the "CET Indemnitees"), against and from all Damages sustained or incurred by any of the CET Indemnitees as a result of or arising out of or relating to:

          (a) Any inaccuracy in a representation or breach of a warranty made by BMTS in this Agreement or in any document or instrument delivered to the CET in connection with this Agreement; or

          (b) The failure of BMTS to comply with, or the breach by BMTS of, any of the covenants contained in this Agreement or in any document or instrument delivered to CET in connection with this Agreement, to be performed by BMTS.

     14.3  Limitations on Claims and Liability.

     Notwithstanding any provision of this Agreement to the contrary, no party shall have liability to indemnify the other and neither party may assert a claim for indemnification for damages suffered by it until and unless the party's claims for damages for which the other party is entitled to indemnification equal or exceed, in the aggregate, the sum of $10,000 (the "Damages Threshold"). Upon a party's cumulative claims for indemnification equaling the Damages Threshold, a party may assert claims for indemnification pursuant to Section 14.4 below for the full amount of such party's damages for which it is entitled to indemnification hereunder.

     14.4 Method of Asserting Claims. For purposes of this Section 14.4, the following terms shall be defined as follows:

          (a)  "Claims" shall mean all claims asserted pursuant to this
Section 14, whether or not arising as a result of a Third Party Claim.

          (b) "Indemnified Person" shall mean any BMTS Indemnitee, any CET Indemnitee or any CET/BMTS Indemnitees, as the context requires.

          (c) "Indemnifying Person" shall mean any person obligated to indemnify an Indemnified Person pursuant to this Section 14, as the context requires.

          (d) "Third Party Claims" shall mean any Claim asserted by any person not a party to this Agreement (including without limitation any Governmental Authority), asserting that an Indemnified Person is liable for monetary or other obligations which may constitute or result in Damages for which such Indemnified Person may be entitled to indemnification pursuant to this Section 14.

          (e) All Claims shall be made in writing and shall set forth with reasonable specificity the facts and circumstances of the Claim, as well as the basis upon which indemnification pursuant to this Section 14 is sought. Notwithstanding the foregoing, no delay or failure by any Indemnified Person to provide notification of any Claim shall preclude any Indemnified Person from recovering for Damages pursuant to this Section 14, except to the extent that such delay or failure materially compromises the rights of any Indemnifying Person under this Section 14.

          (f) Within ten (10) days after receipt by an Indemnifying Person of any notification of a Claim, the Indemnifying Person may, upon written notice thereof to the Indemnified Person, assume (at the Indemnifying Person's expense) control of the defense of such action, suit or proceeding with counsel reasonably satisfactory to the Indemnified Person, provided the Indemnifying Person acknowledges in writing to the Indemnified Person that any Damages that may be assessed against the Indemnified Person in connection with such action, suit or proceeding constitute Damages for which the Indemnified Person shall be entitled to indemnification pursuant to this
Section 14. If the Indemnifying Person does not so assume control of such defense, the Indemnified Person shall control such defense, but in so doing shall not waive or limit its right to recover under this Section 14 for any Damages that may be assessed against the Indemnified Person in connection with such action, suit or proceeding. The party not controlling such defense may participate therein at its own expense; provided that if the Indemnifying Person assumes control of such defense, and the Indemnified Person has been advised in writing by outside legal counsel that under the applicable standards of professional conduct, the Indemnifying Person and the Indemnified Person may not be represented by the same counsel with respect to such action, suit or proceeding, the reasonable fees and expenses of one law firm for the Indemnified Person shall be paid by the Indemnifying Person.
The party controlling such defense shall keep the other party advised of the status of such action, suit or proceeding and the defense thereof and shall consider in good faith recommendations made by the other party with respect thereto. The Indemnified Person shall not agree to any settlement of such action, suit or proceeding without the prior written consent of the Indemnifying Person, which (with respect to an action, suit or proceeding as to which the Indemnifying Person has not elected to assume control of the defense) shall not be unreasonably withheld, conditioned or delayed. The Indemnifying Person shall not agree to any settlement of such action, suit or proceeding without the prior written consent of the Indemnified Person, which shall not be unreasonably withheld, conditioned or delayed so long as the settlement includes a complete release of the Indemnified Person from all liability and does not contain or contemplate any payment by, or injunctive or other equitable relief binding upon, the Indemnified Person.

SECTION 15:  NONDISCLOSURE OF CONFIDENTIAL INFORMATION

     15.1 Nondisclosure of Confidential Information. Each of the parties hereto recognizes and acknowledges that it has and will have access to certain nonpublic information of the others which shall be deemed the confidential information of the other party (including, but not limited to, business plans, costs, trade secrets, licenses, research projects, profits, markets, sales, customer lists, strategies, plans for future development, financial information and any other information of a similar nature) that after the consummation of the transactions contemplated hereby will be valuable, special and unique property of the Companies. Information received by the other party or its representatives shall not be deemed Confidential Information and afforded the protections of this Section 15.1 if, on the Closing Date, such information has been (i) developed by the receiving party independently of the disclosing party, (ii) rightfully obtained without restriction by the receiving party from a third party, provided that the third party had full legal authority to possess and disclose such information, (iii) publicly available other than through the fault or negligence of the receiving party, (iv) released without restriction by the disclosing party to anyone, including the United States government, (v) properly and lawfully known to the receiving party at the time of its disclosure, as evidenced by written documentation conclusively established to have been in the possession of the receiving party on the date of such disclosure, or (vi) in the opinion of counsel to the party, required to be disclosed under applicable Federal or state securities laws, or the rules of any national securities exchange, Nasdaq, or any over the counter market upon which the securities of the party are then traded. Each of the parties hereto agrees that it shall not disclose, and that it shall use its best efforts to prevent disclosure by any other Person of, any such confidential information to any Person for any purpose or reason whatsoever, except to authorized representatives of the Companies who agree to be bound by this confidentiality agreement. Notwithstanding, a party may use and disclose any such confidential information to the extent that a party may become compelled by Legal Requirements to disclose any such information; provided, however, that such party shall use all reasonable efforts and shall have afforded the other party the opportunity to obtain an appropriate protective order or other satisfactory assurance of confidential treatment for any such information compelled to be disclosed. In the event of termination of this Agreement, each party shall use all reasonable efforts to cause to be delivered to the other parties, and to retain no copies of, any documents, work papers and other materials obtained by such party or on such party's behalf during the conduct of the matters provided for in this Agreement, whether so obtained before or after the execution hereof. Each of the parties recognizes and agrees that violation of any of the agreements contained in this Section 15.1 will cause irreparable damage or injury to the parties, the exact amount of which may be impossible to ascertain, and that, for such reason, among others, the parties shall be entitled to an injunction, without the necessity of posting bond therefor, restraining any further violation of such agreements. Such rights to any injunction shall be in addition to, and not in limitation of, any other rights and remedies the parties may have against each other. The provisions of this Section 15.1 shall survive any termination of this Agreement.

     15.2 No Publicity. Until the Closing or the termination of this Agreement in accordance with its terms, neither CET nor BMTS shall, directly or indirectly, issue any press release, or make any public statement, concerning the transactions contemplated by this Agreement without the prior written consent of CET (in the case of such a release or statement by BMTS) or of BMTS (in the case of such a release or statement by CET). This Section
15.2 shall not, however, preclude any party from making any disclosure required by applicable law, and in the event any party, or any officer, director, employee, agent or representative of a party, believes that any press release, public statement or other disclosure is so required, such party will notify and consult with the other parties with respect thereto as promptly as is practicable under the circumstances.

SECTION 16:  EXPENSES

     Each of the parties will pay all costs and expenses of its performance and compliance with this Agreement and the transactions contemplated hereby. In no event will any party to this Agreement be liable to any other party for incidental damages, lost profits, income tax consequences, lost savings or any other consequential damages, even if such party has been advised of the possibility of such damages, or for punitive damages, resulting from the breach of any obligation under this Agreement. The provisions of this
Section 16 shall survive any termination hereof.

SECTION 17: MISCELLANEOUS

     17.1 Attorney's Fees. In any action at law or in equity or in any arbitration proceeding, for declaratory relief or to enforce any of the provisions or rights or obligations under this Agreement, the unsuccessful party to such proceeding, shall pay the successful party or parties all statutorily recoverable costs, expenses and reasonable attorneys' fees incurred by the successful party or parties including without limitation costs, expenses, and fees on any appeals and the enforcement of any award, judgment or settlement obtained, such costs, expenses and attorneys' fees shall be included as part of the judgment. The successful party shall be that party who obtained substantially the relief or remedy sought, whether by judgment, compromise, settlement or otherwise.

     17.2 No Brokers. CET represents and warrants to BMTS and BMTS represents and warrants to CET, that, except as set forth on Section 17.2 of the Disclosure Schedule, neither it nor any party acting on its behalf has incurred any liability, either express or implied, to any "broker," "finder," financial advisor, employee or similar person in respect of any of the transactions contemplated hereby. CET agrees to indemnify BMTS against, and hold it harmless from, and BMTS agrees to indemnify CET against, and hold it harmless from, any liability, cost or expense (including, but not limited to, fees and disbursements of counsel) resulting from any agreement, arrangement or understanding made by such party with any third party, including employees of BMTS, for brokerage, finders' or financial advisory fees or other commissions in connection with this Agreement or the transactions contemplated hereby. The provisions of this Section 17.2 shall survive any termination of this Agreement.

     17.3 Survival and Incorporation of Representations. The representations, warranties, covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery thereof for a period of eighteen months from the Closing, and all statements contained in any certificate or other document delivered by any party hereunder or in connection herewith shall be deemed to constitute representations and warranties made by that party to this Agreement.

     17.4 Incorporation by Reference. All Exhibits and the Disclosure Schedule to this Agreement and all documents delivered pursuant to or referred to in this Agreement are herein incorporated by reference and made a part hereof.

     17.5 Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to, or shall, confer any rights or remedies under, or by reason of, this Agreement, on any person other than the parties hereto and their respective and proper successors and assigns and indemnitees. Nothing in this Agreement shall act to relieve or discharge the obligation or liability of any third persons to any party to this Agreement.

     17.6 Amendments and Waivers. This Agreement may not be amended, nor may compliance with any term, covenant, agreement, condition or provision set forth herein be waived (either generally or in a particular instance and either retroactively or prospectively) unless such amendment or waiver is agreed to in writing by all parties hereto.

     17.7 Waiver. No waiver of any breach of any one of the agreements, terms, conditions, or covenants of this Agreement by the parties shall be deemed to imply or constitute a waiver of any other agreement, term, condition, or covenant of this Agreement. The failure of any party to insist on strict performance of any agreement, term, condition, or covenant, herein set forth, shall not constitute or be construed as a waiver of the rights of either or the other thereafter to enforce any other default of such agreement, term, condition, or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable either party hereto to forego or subvert or otherwise disregard any other agreement, term, condition, or covenants of this Agreement.

     17.8 Governing Law - Construction. This Agreement, and the rights and obligations of the respective parties, shall be governed by and construed in accordance with the laws of the State of Colorado. Notwithstanding the preceding sentence, it is acknowledged that each party hereto is being represented by, or has waived the right to be represented by, independent counsel. Accordingly, the parties expressly agree that no provision of this Agreement shall be construed against any party on the ground that the party or its counsel drafted the provision. Nor may any provision of this Agreement be construed against any party on the grounds that party caused the provision to be present.

     17.9 Representations and Warranties. The representations and warranties contained in Sections 9 and 11 of this Agreement shall survive the Closing Date and shall remain operative in full force and effect for eighteen months from the date of Closing regardless of any investigation at any time made by or on behalf of either CET or BMTS and shall not be deemed merged in any document or instrument so executed or delivered by either CET or BMTS.

     17.10 Notices. Any notice, communication, offer, acceptance, request, consent, reply, or advice (herein severally and collectively, for convenience, called "Notice"), in this Agreement provided or permitted to be given, served, made, or accepted by any party or person to any other party or parties, person or persons, hereunder must be in writing, addressed to the party to be notified at the address set forth below, or such other address as to which one party notifies the other in writing pursuant to the terms of this Section 17.10, and must be served by (i) telefax or other similar electronic method, or (i) depositing the same in the United States mail, certified, return receipt requested and postage paid to the party or parties, person or persons to be notified or entitled to receive same, or (iii) delivering the same in person to such party.

     Notice shall be deemed to have been given immediately when sent by telefax and confirmed received or other electronic method and seventy-two hours after being deposited in the United States mail, or when personally delivered in the manner herein above described. Notice provided in any manner not specified above shall be effective only if and when received by the party or parties, person or persons to be, or provided to be notified.

     All notices, requests, demands and other communications required or permitted under this Agreement shall be addressed as set forth below:

     If CET, to:               CET SERVICES, INC.
                               12503 E. Euclid Drive Number 30
                               Centennial, CO  80111
                               Fax: 720-875-9114

     With copy to:             Krys Boyle, P.C.
                               ATTN:  James P. Beck, Esq.
                               600 Seventeenth Street
                               Suite 2700 South Tower
                               Denver, CO 80202
                               Fax: 303-893-2882

     If BMTS or
     BMTS Shareholders to:     BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                               9800 Mt. Pyramid Court # 350
                               Englewood, CO  80112
                               Fax (303) 653-0120

     With copy to:             Clifford L. Neuman, P.C.
                               Attn:  Clifford L. Neuman, Esq.
                               1507 Pine Street
                               Boulder, CO  80302
                               Fax:  (303) 449-1045

     Any party receiving a facsimile transmission shall be entitled to rely upon a facsimile transmission to the same extent as if it were an original. Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 17.10 for the giving of notice.

     17.11 Fax/Counterparts. This Agreement may be executed by telex, telecopy or other facsimile transmission, and such facsimile transmission shall be valid and binding to the same extent as if it were an original. Further, this Agreement may be signed in one or more counterparts, all of which when taken together shall constitute the same documents. For all evidentiary purposes, any one complete counter set of this Agreement shall be considered an original.

     17.12 Captions. The caption and heading of various sections and paragraphs of this Agreement are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     17.13 Severability. Wherever there is any conflict between any provision of this Agreement and any Governmental Requirement or judicial precedent, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law. In the event that any part, section, paragraph or clause of this Agreement shall be held by a court of proper jurisdiction to be invalid or unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intention of the parties or would result in unconscionable injustice.

     17.14 Good Faith Cooperation and Additional Documents. The parties shall use their best good faith efforts to fulfill all of the conditions set forth in this Agreement over which it has control or influence. Each party covenants and agrees to cooperate in good faith and to enter into and deliver such other documents and papers as the other party reasonably shall require in order to consummate the transactions contemplated hereby, provided in each instance, any such document is in form and substance approved by the parties and their respective legal counsel.

     17.15 Specific Performance. The obligations of the parties under Sections 2 and 3 are unique. If either party should default in its obligations under said Section, the parties each acknowledge that it would be extremely difficult and impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other available rights and remedies, may sue in equity for injunction (mandatory or prohibitive) or specific performance (all without the need to post a bond or undertaking of any nature), and the parties each expressly waive the defense that a remedy at law in damages is adequate.

     17.16 Assignment. Neither party may directly or indirectly assign or delegate, by operation of law or otherwise, all or any portion of its/their/his rights, obligations or liabilities under this Agreement without the prior written consent of all other parties, which consent may be withheld in their respective sole and absolute discretion. Any purported assignment or delegation without such consent shall be null and void.

     For purposes of this Section, the term "Agreement" shall include this Agreement and the Exhibits, the Disclosure Schedule and other documents attached hereto or described in this Section 17.16. This Agreement, and other documents delivered pursuant to this Agreement, contain all of the terms and conditions agreed upon by the parties relating to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, letters of intent, representations, warranties, disclosures, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting that subject matter, including but not limited to the Original Agreement and Plan of Reorganization and the Amendment Agreements entered into by the parties.

     17.17 Time. Time is of the essence of this Agreement and each of its provisions.

                         SIGNATURE PAGE TO FOLLOW

     IN WITNESS WHEREOF, the parties have signed this Agreement and Plan of Merger the date and year first above written.


                             CET ACQUISITION CORP.
                             a Colorado corporation



                             /s/ Steven H. Davis
                             Steven H. Davis


                             CET SERVICES, INC.
                             a California corporation


                             /s/ Steven H. Davis
                             Steven H. Davis, President & CEO


                             BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                             A Colorado corporation



                             /s/ Donald G. Cox    5/8/08
                             Donald G. Cox, President & CEO

                              AMENDMENT NO. 1 TO
                        AGREEMENT AND PLAN OF MERGER
                            DATED AS OF MAY 8, 2008


     THIS AMENDMENT NO. 1 to Agreement and Plan of Merger is made and entered into this 9th day of July, 2008, by and among BIOMEDICAL TECHNOLOGY SOLUTIONS, INC., a Colorado corporation ("BMTS"); CET SERVICES, INC., a California corporation ("CET"); and CET ACQUISITION CORP., a Colorado subsidiary of CET ("CETAC"). BMTS, CET and CETAC are hereinafter sometimes individually referred to as a "party" and collectively as the "parties".
WITNESETH:

     WHEREAS, the parties executed and delivered a certain Agreement and Plan of Merger dated as of May 8, 2008 (the "Agreement"); and

     WHEREAS, the parties desire to modify and amend certain provisions of the Agreement in the particulars herein below set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained the parties agree as follows:

     1. Section 2.4 of the Agreement is hereby amended in its entirety to provide the following:

     "2.4     Closing: Closing Date.  Subject to the terms and conditions set forth in the Agreement, the consummation of the transactions referenced above shall take place (the "Closing") on August 15, 2008, at 10:00 a.m. Mountain Daylight Savings Time at the offices of Clifford L. Neuman, PC; 1507 Pine Street, Boulder, CO 80302, or within five business days following the satisfaction or waiver of all conditions precedent to such Closing, if earlier, or at such other time, date and place as BMTS and CETAC shall designate (the "Closing Date")".

     2. Section 4.3 of the Agreement is hereby amended to provide, inter alia, that the number of shares of common stock to be authorized for issuance under the 2008 Equity Incentive Plan shall be 2.0 million shares after giving effect to the reverse split.

     3. Section 4.5 of the Agreement is hereby amended to provide, inter alia, that CET will change its name to "BioMedical Technology Solutions Holdings, Inc."

     4. Section 4.7 of the Agreement is hereby amended to provide, inter alia, that Parcel 5 has been sold by Community Builders; that the proceeds of such sale shall be included in the $875,000 in cash of CET at the Effective Date of the merger; and to delete the requirement that Community Builders pay $400,000 to CET for Parcel No. 5 on the Effective Date.

     5. Section 13.1(d) is hereby amended in its entirety to read as follows:

     "13.1 (d) By either CET, CETAC or BMTS, if for any reason the parties have failed to close this Agreement on or before August 15, 2008, provided that neither CET, CETAC nor BMTS is then in default hereunder."

     3. This Amendment may not be construed to amend the Agreement in any way except as expressly set forth herein. The execution and delivery of this Amendment does not constitute and this Amendment may not be construed to constitute a waiver by any party of:

     a. Any breach of the Agreement by any party, whether or not such breach is now existing or currently known or unknown to the non-breaching party or parties; or

     b. Any right or remedy arising from or available to a party by reason of a breach of the Agreement by any other party or parties.

     4. The parties hereby confirm that the Agreement, as amended by this Amendment, is in full force and effect. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

     5. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

     IN WITNESS WHEREOF, the parties have signed the Agreement the date and year first above written.

                                CET ACQUISITION CORP.
                                a Colorado corporation


                                By: /s/ Steven H. Davis
                                    Steven H. Davis, President

                                CET SERVICES, INC.
                                a California corporation


                                By: /s/ Steven H. Davis
                                    Steven H. Davis, President & CEO

                                BIOMEDICAL TECHNOLOGY SOLUTIONS, INC.
                                a Colorado corporation


                                By: /s/ Donald G. Cox
                                    Donald G. Cox, President & CEO

APPENDIX B

                                CET SERVICES, INC.

                           2008 EQUITY INCENTIVE PLAN

INTRODUCTION

     On May 30, 2008, the Board of Directors adopted this 2008 Equity Incentive Plan (the "Plan") which Plan was approved by the Stockholders on _______________, 2008.

1.   PURPOSES

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 or 7 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or
(ii) stock bonuses or rights to purchase restricted stock granted pursuant to
Section 8 hereof, or (iii) stock appreciation rights granted pursuant to
Section 9 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)     "BOARD" means the Board of Directors of the Company.

     (c)     "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)     "COMPANY" means CET SERVICES, INC.

     (f) "CONCURRENT STOCK APPRECIATION RIGHT" OR "CONCURRENT RIGHT" means a right granted pursuant to subsection 9(b)(2) of the Plan.

      (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (i)     "DIRECTOR" means a member of the Board.

     (j) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (l) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

          (1) If the Common Stock is listed on any established stock exchange, or traded on the OTC Electronic Bulletin Board, the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (2) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (n) "INDEPENDENT STOCK APPRECIATION RIGHT" means a right granted pursuant to subsection 9(b)(3) of the Plan.

     (o) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item

 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or
(ii) is otherwise considered a "non-employee director" for purposes of Rule
16b-3.

     (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r)     "OPTION" means a stock option granted pursuant to the Plan.

     (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (t) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

     (u) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (v) "PLAN" means this BioMedical Technology Solutions, Inc. 2008 Equity Incentive Plan.

     (w)     "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any
successor to Rule   16b-3, as in effect when discretion is being exercised
with respect to the Plan.

     (x) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 9 of the Plan.

     (y) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

     (z) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (aa) "TANDEM STOCK APPRECIATION RIGHT" OR "TANDEM RIGHT" means a right granted pursuant to subsection 9(b)(1) of the Plan.

3.   ADMINISTRATION

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)     To amend the Plan or a Stock Award as provided in Section
15.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.   SHARES SUBJECT TO THE PLAN

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 2,000,000 shares of Common Stock (after giving effect to any stock split or reverse stock split that may be implemented within twelve months of the completing of a merger transaction with BioMedical Technologies Systems, Inc.). If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 9 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.   OPTION PROVISIONS

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be any price set by the Board or Committee.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b 3, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a three-month period (or 12 month period in the case of totally disabled Optionees) after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option shall be fully vested and may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (j) RE LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option
(i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; PROVIDED, HOWEVER, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) of the Plan and in
Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   OPTION GRANTS FOR NON EMPLOYEE DIRECTORS

     Unless otherwise explicitly provided by the Board, Non-Employee Directors shall not be eligible for any Stock Awards under the Plan other than the nonstatutory stock options provided under this Section 7 on the following terms and conditions:

     (a) INITIAL GRANT FOR NON-EMPLOYEE DIRECTORS. Each person who is a Non-Employee Director shall be granted an option to purchase a number of shares of Common Stock determined by a majority of non-participating Directors on the terms and conditions set forth herein.

     (b) ANNUAL GRANT. Following each annual meeting of the Company's stockholders occurring after the effectiveness of the initial public offering of the Common Stock, (i) each person who continuously has been a Non-Employee Director for a full year since the last annual meeting of the Company's stockholders automatically shall be granted an option to purchase a number of shares of Common Stock determined by a majority of non-participating Directors (determined without giving effect to any stock split that may be made in anticipation of the Company's initial public offering of the Common Stock) on the terms and conditions set forth herein, and (ii) each other person who is then a Non-Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded up to the nearest whole share) determined by multiplying the number of shares determined by the Board (determined without giving effect to any stock split that may be made in anticipation of the Company's initial public offering of the Common Stock) by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director as of the date of such grant and the denominator of which is 365.

     (c) TERM. The term of each Non-Employee Director's option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the Non-Employee Director's Continuous Status as an Employee, Director or Consultant terminates, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of such Continuous Status (twelve (12) months if such termination is due to death or disability). In any and all circumstances, a Non-Employee Director's option may be exercised following termination of his or her Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of such status under the provisions of subsection 7(g).

(d) PRICE. The exercise price of each Non-Employee Director's option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

     (e) CONSIDERATION. Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares. However, when the number of shares being purchased upon an exercise is 1,000 or more shares, the Non-Employee Director may elect to make payment of the exercise price under one of the following alternatives:

           (1) Payment of the exercise price per share in cash or by check at the time of exercise; or

          (2) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

          (3) Payment by a combination of the methods of payment specified in Paragraphs (1) and (2) above.

               Notwithstanding the foregoing, a Non-Employee Director's option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

     (f) TRANSFERABILITY. A Non-Employee Director's option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and shall be exercisable during the lifetime of the Non-Employee Director only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, a Non-Employee Director may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the Non-Employee Director, shall thereafter be entitled to exercise the option.

     (g) VESTING. A Non-Employee Director's initial grant under Section 7(a) may, but need not become exercisable in installments over a period of years at a rate determined by the Board; provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment. A Non-Employee Director's annual grant under Section 7(b) shall be fully vested at all times.

8.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the

Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than one hundred percent (100%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

     (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, so long as stock awarded under such agreement remains subject to the terms of the agreement.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

9.   STOCK APPRECIATION RIGHTS

     (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees, Directors and Consultants. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

      (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 9, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

          (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 9, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

          (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 9, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

10.  CANCELLATION AND RE-GRANT OF OPTIONS

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of any adversely affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than: one hundred percent (100%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which Section 424(a) of the Code applies.

     (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 10 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to the Plan. The repricing of an Option and/or Stock Appreciation Right hereunder resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to the Plan, to the extent required by Section 162(m) of the Code.

11.  COVENANTS OF THE COMPANY

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

12.  USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

13.  MISCELLANEOUS

     (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Employee, Director nor a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate, or to continue serving as a Consultant and Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate or service as a Director pursuant to the Company's By-Laws.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

14.  ADJUSTMENTS UPON CHANGES IN STOCK

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the maximum number of shares subject to award to any person during any calendar year, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

15.  AMENDMENT OF THE PLAN AND STOCK AWARDS

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

16.  TERMINATION OR SUSPENSION OF THE PLAN

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

17.  EFFECTIVE DATE OF PLAN

     This Plan shall become effective on the date of closing of the Agreement and Plan of Merger between the Company and BioMedical Technology Systems, Inc., but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

APPENDIX C

              CALIFORNIA CORPORATIONS CODE SECTIONS 1300-1313

1300. (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

     (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

          (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of
Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

          (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph
(A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

          (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

          (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

     (c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

1301. (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, that corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of that approval, accompanied by a copy of Sections 1300, 1302, 1303, and 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under those sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

     (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase shares shall make written demand upon the corporation for the purchase of those shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause(A) or (B) of paragraph
(1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

     (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what that shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at that price.

1302. Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303. (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

     (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304. (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section
152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

     (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

     (c) On the trial of the action, the court shall determine the issues.
If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

1305.  (a) If the court appoints an appraiser or appraisers, they shall
proceed forthwith to determine the fair market value per share.   Within the
time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

     (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

     (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

     (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

     (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

1306. To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

1307. Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

1308. Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

1309. Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

     (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

     (b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

     (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

     (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

1310. If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

1311. This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

1312. (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

     (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

     (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

1313. A conversion pursuant to Chapter 11.5 (commencing with Section 1150) shall be deemed to constitute a reorganization for purposes of applying the provisions of this chapter, in accordance with and to the extent provided in
Section 1159.

                                   P R O X Y

                              CET SERVICES, INC.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven H. Davis with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of CET Services, Inc. held of record by the undersigned on July 7, 2008 at the Special Meeting of Shareholders to be held on August 12, 2008 or any adjournment thereof.

      1. The approval of an Agreement and Plan of Merger pursuant to which a wholly-owned subsidiary of the Company would be merged with and into BioMedical Technology Solutions Holdings, Inc.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     2. The approval of a change of the Company's state of domicile from California to Colorado.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     3. The approval of a proposal to amend the Company's articles of incorporation to increase the number of authorized shares of common and preferred stock.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     4.   The approval of a reverse stock split.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     5. The approval the change of the Company's name to "BioMedical Technology Solutions Holdings, Inc."

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     6.  The approval of the Company's 2008 Equity Incentive Plan.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     7.  Shareholder Proposal:

                  [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     The transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CET SERVICES, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                          (To be signed on the other side)


                            CET SERVICES, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6, and AGAINST PROPOSAL 7.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.


Dated: _______________, 2008      ______________________________________
                                  Signature(s) of Shareholder(s)

                                  ______________________________________
                                  Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians, and attorneys should indicate when signing. Attorneys should submit powers of attorney.